    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2010

                                                FILE NOS. 333-162504; 811-22339

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        [X]
                          PRE-EFFECTIVE AMENDMENT NO.                               [_]
                          POST-EFFECTIVE AMENDMENT NO. 1                            [X]

                             AND/OR

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                   [X]
                         AMENDMENT NO. 4                                            [X]
                (CHECK APPROPRIATE BOX OR BOXES)


                GENWORTH LIFE OF NEW YORK VA SEPARATE ACCOUNT 3
                          (EXACT NAME OF REGISTRANT)

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK
                              (NAME OF DEPOSITOR)

             666 THIRD AVENUE, 9TH FLOOR, NEW YORK, NEW YORK 10017 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICE, ZIP CODE)

                                (804) 281-6000
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                            MICHAEL D. PAPPAS, ESQ.
                           ASSOCIATE GENERAL COUNSEL

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK
                             6610 W. BROAD STREET
                           RICHMOND, VIRGINIA 23230
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

          -------------------------------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:   As soon as practicable after
the effective date of this Registration Statement.


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on April 30, 2010 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

IF APPROPRIATE CHECK THE FOLLOWING BOX:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


TITLE OF SECURITIES BEING REGISTERED: Flexible Purchase Payment Variable Deferred Annuity Contracts



================================================================================

                GENWORTH LIFE OF NEW YORK VA SEPARATE ACCOUNT 3
                                PROSPECTUS FOR
         FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACT
                              FORM NY1166E 09/09

                                  ISSUED BY:
                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK
             666 THIRD AVENUE, 9TH FLOOR, NEW YORK, NEW YORK 10017

                       VARIABLE ANNUITY SERVICE CENTER:
                            6610 WEST BROAD STREET
                           RICHMOND, VIRGINIA 23230
                           TELEPHONE: (800) 313-5282

--------------------------------------------------------------------------------


This prospectus, dated April 30, 2010, describes a flexible purchase payment variable deferred annuity contract (the "contract" or "contracts") offered to individuals and certain qualified and non-qualified retirement plans. Genworth Life Insurance Company of New York (the "Company," "we," "us," or "our") issues the contract. This contract may be referred to as "RetireReady/SM/ One NY" in our marketing materials.


This prospectus describes all material features and benefits of the contract and provides details about Genworth Life of New York VA Separate Account 3 (the "Separate Account") and our Guarantee Account that you should know before investing. Please read this prospectus carefully before investing and keep it for future reference. The Guarantee Account may not be available under the terms of your contract or in certain markets. The Guarantee Account is not available if you purchase your contract with a four-year surrender charge schedule or with no surrender charge schedule.

The contract offers you the opportunity to accumulate Contract Value and provides for the payment of periodic annuity benefits. We may pay these annuity benefits on a variable or fixed basis.

When you apply for this contract, you have the option to purchase the contract with either a seven-year surrender charge schedule, a four-year surrender charge schedule, or no surrender charge schedule. The shorter the surrender charge schedule, the higher the mortality and expense risk charge for the contract. If you purchase a contract without a surrender charge schedule, the mortality and expense risk charge will be higher than a contract with a surrender charge schedule and it will be assessed for the life of the contract. If you purchase a contract with a surrender charge schedule, your mortality and expense risk charge will be lower than a contract without a surrender charge schedule, but you will be assessed a surrender charge on total surrenders and partial withdrawals of purchase payments taken within the first seven years or four years of receipt, as applicable, unless you meet an available exception. Before making your decision to purchase the contract, therefore, you should carefully consider which option is appropriate for you considering your financial needs and situation.

You may allocate your purchase payments to the Separate Account, the Guarantee Account (if available), or both. Each Subaccount of the Separate Account invests in shares of Portfolios of the Funds listed below:


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS):
Invesco V.I. Core Equity Fund -- Series I shares (formerly, AIM V.I. Core
  Equity Fund -- Series I shares)
Invesco V.I. International Growth Fund -- Series II shares (formerly, AIM V.I.
  International Growth Fund -- Series II shares)


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AllianceBernstein International Value Portfolio -- Class B
AllianceBernstein Small Cap Growth Portfolio -- Class B

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.:
VP Inflation Protection Fund -- Class II

BLACKROCK VARIABLE SERIES FUNDS, INC.:
BlackRock Basic Value V.I. Fund -- Class III Shares
BlackRock Global Allocation V.I. Fund -- Class III Shares

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I:
Columbia Marsico Growth Fund, Variable Series -- Class A
Columbia Marsico International Opportunities Fund, Variable Series -- Class B

EATON VANCE VARIABLE TRUST:
VT Floating-Rate Income Fund

FEDERATED INSURANCE SERIES:
Federated Kaufmann Fund II -- Service Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND:
VIP Mid Cap Portfolio -- Service Class 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Mutual Shares Securities Fund -- Class 2 Shares

GE INVESTMENTS FUNDS, INC.:
Money Market Fund
Real Estate Securities Fund -- Class 1 Shares
Total Return Fund -- Class 3 Shares

GENWORTH VARIABLE INSURANCE TRUST:
Genworth 40/60 Index Allocation Fund -- Service Shares
Genworth 60/40 Index Allocation Fund -- Service Shares
Genworth Calamos Growth Fund -- Service Shares
Genworth Columbia Mid Cap Value Fund -- Service Shares
Genworth Davis NY Venture Fund -- Service Shares
Genworth Eaton Vance Large Cap Value Fund -- Service Shares

Genworth Enhanced International Index Fund -- Service Shares

Genworth Goldman Sachs Enhanced Core Bond Index Fund -- Service Shares Genworth Growth Allocation Fund -- Service Shares
Genworth Legg Mason ClearBridge Aggressive Growth Fund -- Service Shares Genworth Moderate Allocation Fund -- Service Shares
Genworth PIMCO StocksPLUS Fund -- Service Shares



JANUS ASPEN SERIES:
Forty Portfolio -- Service Shares

OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Global Securities Fund/VA -- Service Shares
Oppenheimer Main Street Fund/VA -- Service Shares
Oppenheimer Main Street Small Cap Fund/VA -- Service Shares

PIMCO VARIABLE INSURANCE TRUST:
High Yield Portfolio -- Administrative Class Shares
Long-Term U.S. Government Portfolio -- Administrative Class Shares Low Duration Portfolio -- Administrative Class Shares
Total Return Portfolio -- Administrative Class Shares

THE PRUDENTIAL SERIES FUND:
Natural Resources Portfolio -- Class II Shares

VAN KAMPEN LIFE INVESTMENT TRUST:
Comstock Portfolio -- Class II Shares

Not all of these Portfolios may be available in all markets.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Your contract:

  .  Is NOT a bank deposit

  .  Is NOT FDIC insured

  .  Is NOT insured or endorsed by a bank or any federal government agency

  .  Is NOT available in every state

  .  MAY go down in value

Except for amounts in the Guarantee Account, both the value of a contract before the Annuity Commencement Date and the amount of monthly income afterwards will depend upon the investment performance of the Portfolio(s) you select. YOU BEAR THE INVESTMENT RISK OF INVESTING IN THE PORTFOLIOS.

This contract has optional benefits, for an additional charge, available to contract owners. Not all benefits may be available in all markets. Should you not be able to obtain a certain feature explained in this prospectus through your current representative, please contact our Service Center at the telephone number or address listed below to inquire as to whether a particular optional benefit is available in your state and, if so, for a list of firms that will permit such an optional benefit for sale. Please note that some optional benefits may have requirements that differ from or are in addition to the base contract. Before deciding to invest in an optional benefit, you should weigh its costs and benefits against the possibility that, had you not purchased the optional benefit, your Contract Value may have been higher.

The contract is offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contract. Guarantees under the contract are the sole responsibility of the Company.

We may offer other contracts with features that are substantially similar to those offered in this contract and in this prospectus. These other contracts may be priced differently and may be offered exclusively to customers of one or more particular financial institutions or brokerage firms.

In the future, additional underlying mutual fund options managed by certain financial institutions or brokerage firms may be added to the Separate Account. These portfolios may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.

This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefits and other non-tax-related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether the contract is an appropriate investment for you.


A Statement of Additional Information, dated April 30, 2010, which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy of the Statement of Additional Information call us at:


                                (800) 313-5282;

                     or write us at our Service Center at:

                            6610 West Broad Street
                           Richmond, Virginia 23230

The Statement of Additional Information and other material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

TABLE OF CONTENTS


                DEFINITIONS.................................................  6

                FEE TABLES..................................................  8
                   Examples................................................. 11

                SYNOPSIS.................................................... 12

                CONDENSED FINANCIAL INFORMATION............................. 15

                THE COMPANY................................................. 15

                FINANCIAL CONDITION OF THE COMPANY.......................... 16

                THE SEPARATE ACCOUNT........................................ 17
                   The Portfolios........................................... 17
                   Subaccounts.............................................. 18
                   Voting Rights............................................ 24

                THE GUARANTEE ACCOUNT....................................... 25

                CHARGES AND OTHER DEDUCTIONS................................ 26
                   Transaction Expenses..................................... 26
                       Surrender Charge..................................... 26
                       Exceptions to the Surrender Charge................... 27
                   Deductions from the Separate Account..................... 27
                   Reduction or Elimination of Charges and Deductions....... 28
                   Charges for the Living Benefit Rider Options............. 28
                   Charges for the Death Benefit Rider Options.............. 28
                   Other Charges............................................ 29

                THE CONTRACT................................................ 29
                   Purchase of the Contract................................. 29
                   Ownership................................................ 30
                   Assignment............................................... 31
                   Purchase Payments........................................ 31
                   Valuation Day and Valuation Period....................... 31
                   Allocation of Purchase Payments.......................... 32
                   Valuation of Accumulation Units.......................... 32

                TRANSFERS................................................... 32
                   Transfers Before the Annuity Commencement Date........... 32
                   Transfers from the Guarantee Account to the Subaccounts.. 33
                   Transfers from the Subaccounts to the Guarantee Account.. 33
                   Transfers Among the Subaccounts.......................... 33
                   Telephone/Internet Transactions.......................... 34
                   Confirmation of Transactions............................. 34
                   Special Note on Reliability.............................. 34
                   Transfers by Third Parties............................... 35
                   Special Note on Frequent Transfers....................... 35
                   Dollar Cost Averaging Program............................ 36
                   Defined Dollar Cost Averaging Program.................... 37
                   Portfolio Rebalancing Program............................ 38
                   Guarantee Account Interest Sweep Program................. 38

                SURRENDERS AND PARTIAL WITHDRAWALS..........................  38
                   Surrenders and Partial Withdrawals.......................  38
                   Systematic Withdrawal Program............................  39
                   Income Protector.........................................  40

                THE DEATH BENEFIT...........................................  54
                   Distribution Provisions Upon Death of Owner or Joint
                     Owner..................................................  54
                   Death Benefit at Death of Any Annuitant Before Annuity
                     Commencement Date......................................  54
                   Basic Death Benefit......................................  54
                   Annual Step-Up Death Benefit Rider.......................  54
                   How to Claim Proceeds and/or Death Benefit Payments......  55
                   Distribution Rules.......................................  58

                INCOME PAYMENTS.............................................  58
                   Income Payments and the Annuity Commencement Date........  58
                   Optional Payment Plans...................................  60
                   Variable Income Payments.................................  61
                   Transfers After the Annuity Commencement Date............  61

                TAX MATTERS.................................................  62
                   Introduction.............................................  62
                   Taxation of Non-Qualified Contracts......................  62
                   Section 1035 Exchanges...................................  64
                   Qualified Retirement Plans...............................  65
                   Federal Income Tax Withholding...........................  68
                   State Income Tax Withholding.............................  68
                   Tax Status of the Company................................  68
                   Federal Estate Taxes.....................................  68
                   Generation-Skipping Transfer Tax.........................  69
                   Annuity Purchases by Residents of Puerto Rico............  69
                   Annuity Purchases by Nonresident Aliens and Foreign
                     Corporations...........................................  69
                   Foreign Tax Credits......................................  69
                   Changes in the Law.......................................  69

                REQUESTING PAYMENTS.........................................  69

                SALE OF THE CONTRACTS.......................................  70

                ADDITIONAL INFORMATION......................................  71
                   Owner Questions..........................................  71
                   Return Privilege.........................................  71
                   State Regulation.........................................  72
                   Evidence of Death, Age, Gender, Marital Status or
                     Survival...............................................  72
                   Records and Reports......................................  72
                   Other Information........................................  72
                   Exemption to File Periodic Reports.......................  72
                   Legal Proceedings........................................  72

                APPENDIX A -- EXAMPLES OF THE AVAILABLE DEATH BENEFITS...... A-1

                TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

DEFINITIONS

The following terms are used throughout the prospectus:

ACCUMULATION UNIT -- An accounting unit of measure we use to calculate the value in each Subaccount and the Separate Account before income payments commence.

ANNUITANT/JOINT ANNUITANT -- The person(s) named in the contract whose age and, where appropriate, gender, are used to determine the amount of income payments. A death benefit is payable on the death of any Annuitant prior to the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE -- The date on which your income payments will commence, if any Annuitant is living on that date. The Annuity Commencement Date is stated on your contract, unless changed by you in writing in a form acceptable to us.

ANNUITY UNIT -- An accounting unit of measure we use to calculate the amount of the second and each subsequent variable income payment.

BENEFIT YEAR -- For Income Protector, each one-year period following the Contract Date and each anniversary of that date.

CODE -- The Internal Revenue Code of 1986, as amended.

CONTRACT DATE -- The date we issue your contract and your contract becomes effective. Your Contract Date is shown in your contract. We use the Contract Date to determine contract years and anniversaries.

CONTRACT VALUE -- The total value of all your Accumulation Units in the Subaccounts and any amounts you hold in the Guarantee Account.

DESIGNATED SUBACCOUNTS -- The Subaccounts available under the Investment Strategy for Income Protector.

FUND -- Any open-end management investment company or any unit investment trust in which the Separate Account invests.

GENERAL ACCOUNT -- Assets of the Company other than those allocated to Genworth Life of New York VA Separate Account 3 or any other segregated asset account of the Company.

GROSS WITHDRAWAL -- For Income Protector, an amount withdrawn from Contract Value, including any surrender charge, any taxes withheld and any premium taxes assessed.

GUARANTEE ACCOUNT -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. This account is not part of and does not depend on the investment performance of the Separate Account.

INCOME PROTECTOR -- The marketing name for the Guaranteed Minimum Withdrawal Benefit for Life Rider. The rider may be issued with or without the Principal Protection Death Benefit. For purposes of this prospectus, references to Income Protector include a rider issued with or without the Principal Protection Death Benefit, as applicable, unless stated otherwise.

INVESTMENT STRATEGY -- The Designated Subaccounts required for Income Protector. The Investment Strategy is required in order to receive the full benefits available under this rider option.

MAXIMUM ANNIVERSARY VALUE -- For Income Protector, an amount used to calculate the benefit base for benefits provided under the rider.

OPTIONAL PAYMENT PLANS -- Optional forms of income payments available under your contract.

PORTFOLIO -- A series of a Fund, the assets of which are separated from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objective. Not all Portfolios may be available in all markets.

PRINCIPAL PROTECTION DEATH BENEFIT -- The death benefit provided under Income Protector, if elected at the time of application, for an additional charge.

PURCHASE PAYMENT BENEFIT AMOUNT -- For Income Protector, an amount used to calculate the benefit base for benefits provided under the rider.

ROLL-UP VALUE -- For Income Protector, the Roll-Up Value is an amount used to calculate the benefit base for benefits provided under the rider.

SEPARATE ACCOUNT -- Genworth Life of New York VA Separate Account 3, a separate investment account we established to receive Subaccount allocations. The Separate Account is divided into Subaccounts, each of which invests in shares of a separate Portfolio.

SERVICE CENTER -- The office to which all written and telephone inquiries concerning the contract or the Portfolios should be made: 6610 West Broad Street, Richmond, Virginia 23230, (800) 313-5282. The term "we" may be used throughout this prospectus in connection with the calculation of Contract Value; in these instances, the term "we" has the same meaning as the Service Center.

SUBACCOUNT -- A division of the Separate Account that invests exclusively in shares of a designated Portfolio. Not all Subaccounts may be available in all markets. A Subaccount may be referred to as Investment Subdivision in your contract and/or marketing materials.

SURRENDER VALUE -- The value of your contract as of the date we receive your written request to surrender at our Service Center, less any applicable surrender charge, premium tax and any optional benefit charges.

VALUATION DAY -- Any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares.

VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

WITHDRAWAL FACTOR -- The percentage used to establish the Withdrawal Limit for benefits provided under Income Protector.

WITHDRAWAL LIMIT -- The total amount that you may withdraw in a Benefit Year without reducing the benefit provided under Income Protector.

FEE TABLES

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing Contract Value or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer Contract Value among the investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES
--------------------------------------------------------------------------------------------------------------
Surrender Charge/1/                                        Surrender Charge as a Percentage of the
                                                          Purchase Payment Withdrawn or Surrendered
                                                   -----------------------------------------------------------
 Number of Completed Years Since We Received the   Seven-Year Surrender  Four-Year Surrender   No Surrender
                Purchase Payment                   Charge Schedule/2/    Charge Schedule/2/   Charge Schedule
--------------------------------------------------------------------------------------------------------------
                        0                                  6%                    6%                 0%
                        1                                  6%                    5%                 0%
                        2                                  6%                    4%                 0%
                        3                                  6%                    2%                 0%
                        4                                  5%                    0%                 0%
                        5                                  4%                    0%                 0%
                        6                                  3%                    0%                 0%
                    7 or more                              0%                    0%                 0%
--------------------------------------------------------------------------------------------------------------
 Transfer Charge                                                          $10.00/3/
--------------------------------------------------------------------------------------------------------------

/1/There are three surrender charge schedule options available under this contract: a seven-year surrender charge schedule, a four-year surrender charge schedule and no surrender charge schedule. You must elect your surrender charge schedule option at the time of application. The mortality and expense risk charge for the contract is higher if the contract is issued with a shorter surrender charge schedule. The mortality and expense risk charges are disclosed in the next table.


/2/A surrender charge is not assessed on any amounts withdrawn representing gain. In addition, you may withdraw an amount equal to the greater of 10% of your total purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without a surrender charge. If you are making a withdrawal from this contract to meet annual minimum distribution requirements under the Code, and the minimum distribution amount attributable to this contract for the calendar year ending at or before the last day of the contract year exceeds the free withdrawal amount, you may withdraw the difference free of surrender charges. We will deduct amounts surrendered first from any gain in the contract and then from purchase payments made. The free withdrawal amount is not cumulative from contract year to contract year. The surrender charge will be taken from the amount withdrawn unless otherwise requested.


/3/We currently do not assess a transfer charge. However, we reserve the right to assess a transfer charge for each transfer among the Subaccounts after the twelfth transfer in a calendar year.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES
---------------------------------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                                  $40.00/1/
---------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSETS IN THE SEPARATE ACCOUNT)
---------------------------------------------------------------------------------------------------------------------
                                                             Seven-Year Surrender Four-Year Surrender  No Surrender
                                                               Charge Schedule      Charge Schedule   Charge Schedule
                                                             --------------------------------------------------------
 Mortality and Expense Risk Charge/2/                               1.30%                1.55%             1.60%
---------------------------------------------------------------------------------------------------------------------
 Administrative Expense Charge                                      0.15%                0.15%             0.15%
---------------------------------------------------------------------------------------------------------------------
 Joint Annuitant Charge/3/                                          0.20%                0.20%             0.20%
---------------------------------------------------------------------------------------------------------------------
MAXIMUM TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                      1.65%                1.90%             1.95%
---------------------------------------------------------------------------------------------------------------------

LIVING BENEFIT RIDER OPTIONS/4/
--------------------------------------------------------------------------------------------------------------------
                                                                   Current Charge            Maximum Charge/5/
                                                             -------------------------------------------------------
Income Protector without the Principal Protection Death
 Benefit
 Single or Joint Annuitant Contract                          1.10% of benefit base       2.50% of benefit base
--------------------------------------------------------------------------------------------------------------------
Income Protector with the Principal Protection Death
 Benefit -- Annuitant Age 50-70
 Single or Joint Annuitant Contract                          1.10% of benefit base PLUS  2.50% of benefit base PLUS
                                                             0.20% of value of           1.00% of value of
                                                             Principal Protection        Principal Protection
                                                             Death Benefit               Death Benefit
--------------------------------------------------------------------------------------------------------------------
Income Protector with the Principal Protection Death
 Benefit -- Annuitant Age 71-85
 Single or Joint Annuitant Contract                          1.10% of benefit base PLUS  2.50% of benefit base PLUS
                                                             0.50% of value of           1.00% of value of
                                                             Principal Protection        Principal Protection
                                                             Death Benefit               Death Benefit
--------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT RIDER OPTIONS
--------------------------------------------------------------------------------------------------------------------
                                                                   Current Charge            Maximum Charge/5/
                                                             -------------------------------------------------------
Annual Step-Up Death Benefit Rider/6/
 Annuitant Age 70 or Under                                             0.20%                       0.20%
                                                             -------------------------------------------------------
 Annuitant Age 71 to 75                                                0.50%                       0.50%
--------------------------------------------------------------------------------------------------------------------

/1/This charge is taken on each contract anniversary and at the time the contract is surrendered. We will not assess this charge if your Contract Value is $50,000 or more at the time the charge is assessed.

/2/There are three surrender charge schedule options available under this contract: a seven-year surrender charge schedule, a four-year surrender charge schedule and no surrender charge schedule. You must elect your surrender charge schedule option at the time of application. The mortality and expense risk charge for the contract is higher if the contract is issued with a shorter surrender charge schedule. Please note that, irrespective of the surrender charge option that is chosen, the applicable mortality and expense risk charge will be assessed for the duration of the contract and not merely for the duration of the surrender charge period. The surrender charge schedule for each option is disclosed in the previous table.

/3/The Joint Annuitant charge is assessed only when a Joint Annuitant is added to the contract and the contract becomes a Joint Annuitant contract. The Joint Annuitant charge will terminate if the contract becomes a single Annuitant contract due to the death of an Annuitant. The Joint Annuitant charge will apply even if you elect Income Protector as a Joint Annuitant contract.

/4/You may purchase Income Protector with or without the Principal Protection
   Death Benefit. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. The charge for the guaranteed minimum withdrawal benefit is calculated quarterly as a percentage of the benefit base, as defined and determined under the rider, and deducted quarterly from the Contract Value. On the Contract Date, the benefit base equals the initial purchase payment. The benefit base will change and may be higher than the Contract Value on any given day.

 If you purchase Income Protector with the Principal Protection Death Benefit, another charge will be assessed for the Principal Protection Death Benefit.
 The charge for the Principal Protection Death Benefit is calculated quarterly as a percentage of the value of the Principal Protection Death Benefit, as defined and determined under the rider, and deducted quarterly from the Contract Value. On the Contract Date, the value of the Principal Protection Death Benefit equals the initial purchase payment. The charge for the Principal Protection Death Benefit is higher if any Annuitant is age 71 or older at the time of application or when an Annuitant is added to the contract.

 You must purchase Income Protector at the time of application. Income Protector may not be available in all markets. We reserve the right to discontinue offering Income Protector at any time or for any reason.

/5/The maximum charge reflects the charge that the rider is guaranteed never to exceed.

/6/You must purchase the Annual Step-Up Death Benefit Rider at the time of application. The Annual Step-Up Death Benefit Rider may not be available in all markets. We reserve the right to discontinue offering the Annual Step-Up Death Benefit Rider at any time or for any reason. The Annual Step-Up Death Benefit Rider may be elected with Income Protector at the time of application.

 The charge for the Annual Step-Up Death Benefit Rider is calculated and deducted in arrears. The charge is calculated quarterly as a percentage of the value of the Annual Step-Up Death Benefit on the last reset of the Annual Step-Up Death Benefit, plus purchase payments made since the last reset date adjusted for any withdrawals made since the last reset date, and deducted quarterly from Contract Value. The charge is based on the age of the older Annuitant at issue. If a spouse is added as a Joint Annuitant to the contract after the contract is issued, a new charge for the rider may apply. This new charge may be higher than the charge previously applied for the rider.

For information concerning compensation paid for the sale of the contract, see the "Sale of the Contracts" provision of the prospectus.

The next item shows the estimated minimum and maximum total annual operating expenses charged by the Portfolios that you indirectly pay during the time that you own the contract. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (Rule 12b-1) fees, and other expenses. Portfolio expenses are the responsibility of the Portfolio or Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.


ANNUAL PORTFOLIO EXPENSES/1/                                                      MINIMUM MAXIMUM
-------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (before fee waivers or reimbursements)   0.46%   2.34%
-------------------------------------------------------------------------------------------------



/1/The Portfolio expenses used to prepare this table were provided to the Company by the Funds. The Company has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2009, subject to possible adjustment for material changes. Current or future expenses may be greater or less than those shown. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements (whether voluntary or contractual) are 0.43% and 1.87%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

EXAMPLES

These Examples are intended to help you compare the costs of investing in the contract with the costs of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract and optional rider charges, and Portfolio fees and expenses.

The first Example shows the dollar amount of expenses you would bear directly or indirectly if you:

  .  purchased a contract with a surrender charge schedule;

  .  purchased the contract as a Joint Annuitant contract;

  .  invested $10,000 in the contract for the time periods indicated;

  .  earned a 5% annual return on your investment;

  .  elected Income Protector with the Principal Protection Death Benefit;

  . elected the Annual Step-Up Death Benefit Rider with an Annuitant who was age 71-75 at issue; and

  .  surrendered your contract at the end of the stated period.

The Example assumes that the maximum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender of the contract.


NO SURRENDER CHARGE SCHEDULE EXAMPLE
------------------------------------------------
COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR         3 YEARS    5 YEARS    10 YEARS
------         -------    -------    --------
 $886          $2,651     $4,409      $8,780



FOUR-YEAR SURRENDER CHARGE SCHEDULE EXAMPLE
------------------------------------------------
COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR         3 YEARS    5 YEARS    10 YEARS
------         -------    -------    --------
$1,398         $2,950     $4,388      $8,750



SEVEN-YEAR SURRENDER CHARGE SCHEDULE EXAMPLE
------------------------------------------------
COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR         3 YEARS    5 YEARS    10 YEARS
------         -------    -------    --------
$1,375         $3,043     $4,638      $8,597


The next Example uses the same assumptions as the prior Example, except that it assumes you decide to annuitize your contract at the end of the stated time period.


NO SURRENDER CHARGE SCHEDULE EXAMPLE
------------------------------------------------
COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR         3 YEARS    5 YEARS    10 YEARS
------         -------    -------    --------
 $742          $2,502     $4,254      $8,607



FOUR-YEAR SURRENDER CHARGE SCHEDULE EXAMPLE
------------------------------------------------
COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR         3 YEARS    5 YEARS    10 YEARS
------         -------    -------    --------
 $737          $2,488     $4,234      $8,577



SEVEN-YEAR SURRENDER CHARGE SCHEDULE EXAMPLE
------------------------------------------------
COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR         3 YEARS    5 YEARS    10 YEARS
------         -------    -------    --------
 $712          $2,421     $4,131      $8,423


The next Example uses the same assumptions as the prior Example, except that it assumes you do not surrender your contract:


NO SURRENDER CHARGE SCHEDULE EXAMPLE
------------------------------------------------
COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR         3 YEARS    5 YEARS    10 YEARS
------         -------    -------    --------
 $886          $2,651     $4,409      $8,780



FOUR-YEAR SURRENDER CHARGE SCHEDULE EXAMPLE
------------------------------------------------
COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR         3 YEARS    5 YEARS    10 YEARS
------         -------    -------    --------
 $881          $2,638     $4,388      $8,750



SEVEN-YEAR SURRENDER CHARGE SCHEDULE EXAMPLE
------------------------------------------------
COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR         3 YEARS    5 YEARS    10 YEARS
------         -------    -------    --------
 $856          $2,570     $4,286      $8,597


Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Examples do not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Examples assume:

  . Separate Account charges of 1.95% (for the no surrender charge schedule option), 1.90% (for the four-year surrender charge schedule option) and 1.65% (for the seven-year surrender charge schedule option) (deducted daily at an effective annual rate of the assets in the Separate Account);

  . an annual contract maintenance charge of $40 (assumed to be equivalent to 0.40% of Contract Value);

  . for Income Protector with the Principal Protection Death Benefit, a charge of 2.50% of benefit base PLUS a charge of 1.00% of the value of the Principal Protection Death Benefit (deducted quarterly from Contract Value); and

  . for the Annual Step-Up Death Benefit, a charge of 0.50% of the value of the Annual Step-Up Death Benefit on the last reset of the Annual Step-Up Death Benefit, plus purchase payments made since the last reset date adjusted for any withdrawals made since the last reset date (deducted quarterly in arrears from Contract Value).

If an optional rider was not elected, or if the contract was a single Annuitant contract, the expense figures shown above would be lower.

SYNOPSIS

WHAT TYPE OF CONTRACT AM I BUYING? The contract is an individual flexible purchase payment variable deferred annuity contract. We may issue it as a contract qualified ("Qualified Contract") under the Code, or as a contract that is not qualified under the Code ("Non-Qualified Contract"). Because this contract may be used with certain tax qualified retirement plans that offer their own tax deferral benefit, you should consider purchasing the contract for a reason other than tax deferral if you are purchasing this contract as a Qualified Contract. This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See "The Contract" provision of this prospectus.

HOW DOES THE CONTRACT WORK? Once we approve your application, we will issue a contract to you. When you apply for this contract, you have the option to purchase the contract with a surrender charge schedule or without a surrender charge schedule. If you purchase a contract without a surrender charge schedule, the mortality and expense risk charge will be higher than a contract with a surrender charge schedule. If you purchase a contract with a surrender charge schedule, your mortality and expense risk charge will be lower than a contract without a surrender charge schedule, but you will be assessed a surrender charge on total surrenders and partial withdrawals of purchase payments taken within the first seven years or four years of receipt, as applicable, unless you meet an available exception.

During the accumulation period, you can use your purchase payments to buy Accumulation Units in the Separate Account and purchase interest in the Guarantee Account, if available. The Guarantee Account may not be available under the terms of your contract or in certain markets. The Guarantee Account is not available if you purchase your contract with a four-year surrender charge schedule or with no surrender charge schedule.

Should you decide to receive income payments, we will convert the contract from Accumulation Units to Annuity Units. You can choose fixed or variable income payments. If you choose variable income payments, we will base each periodic income payment upon the number of Annuity Units to which you became entitled at the time you decide to annuitize and on the value of each unit on the date the payment is determined. See "The Contract" and the "Income Payments" provisions of this prospectus.

WHAT IS THE SEPARATE ACCOUNT? The Separate Account is a segregated asset account established under NewYork insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to one or more Subaccounts in accordance with your instructions. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Portfolios you select. You bear the risk of investment gain or loss with respect to amounts allocated to the Separate Account. See "The Separate Account" provision of this prospectus.

WHAT ARE MY VARIABLE INVESTMENT CHOICES? Through its Subaccounts, the Separate Account uses your purchase payments to purchase shares, at your direction, in one or more Portfolios. In turn, each Portfolio holds securities consistent with its own particular investment objective. See "The Separate Account" provision of this prospectus.

WHAT IS THE GUARANTEE ACCOUNT? We offer fixed investment choices through our Guarantee Account. The Guarantee Account is part of our General Account and pays interest at declared rates we guarantee for selected periods of time. We also guarantee the principal, after any deductions of applicable contract charges. Since the Guarantee Account is part of the General Account, we assume the risk of investment gain or loss on amounts allocated to it.

The Guarantee Account is not part of and does not depend on the investment performance of the Separate Account. You may transfer assets between the Guarantee Account and the Separate Account subject to certain restrictions. The Guarantee Account may not be available under the terms of your contract or in certain markets. The Guarantee Account is not available if you purchase your contract with a four-year surrender charge schedule or with no surrender charge schedule. See "The Guarantee Account" and the "Transfers" provisions of this prospectus.

WHAT CHARGES ARE ASSOCIATED WITH THIS CONTRACT? When you apply for this contract, you have the option to purchase the contract with either a seven-year surrender charge schedule, a four-year surrender charge schedule, or no surrender charge schedule. The shorter the surrender charge schedule, the higher the mortality and expense risk charge for the contract. If you purchase a contract without a surrender charge schedule, the mortality and expense risk charge will be higher than a contract with a surrender charge schedule and it will be assessed for the life of the contract. If you purchase a contract with a surrender charge schedule, your mortality and expense risk charge will be lower than a contract without a surrender charge schedule, but you will be assessed a surrender charge on total surrenders and partial withdrawals of purchase payments taken within the first seven years or four years of receipt, as applicable, unless you meet an available exception. If you purchase a contract with a seven-year surrender charge schedule and you take a partial withdrawal or totally surrender your contract before your purchase payments have been in your contract for seven full years, we will assess a surrender charge ranging from 6% to 3%, depending upon how many full years those payments have been in the contract. If your purchase payments have been in your contract for seven full years, the surrender charge for those purchase payments reduces to 0%. If you purchase a contract with a four-year surrender charge schedule and you take a partial withdrawal or totally surrender your contract before your purchase payments have been in your contract for four full years, we will assess a surrender charge ranging from 6% to 2%, depending on how many full years those payments have been in your contract. If your purchase payments have been in your contract for four full years, the surrender charge for those purchase payments reduces to 0%.


We do not assess a surrender charge on any amounts withdrawn that represent gain. In addition, you may partially withdraw up to the greater of 10% of purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without being assessed a surrender charge. If you are making a withdrawal from this contract to meet annual minimum distribution requirements under the Code, and the minimum distribution amount attributable to this contract for the calendar year ending at or before the last day of the contract year exceeds the free withdrawal amount, you may withdraw the difference free of surrender charges. We will deduct amounts surrendered first from any gain in the contract and then from purchase payments made. We may also waive the surrender charge under certain conditions. See the "Surrender Charge" provision of this prospectus.


We assess annual contract charges in the aggregate at an effective annual rate of 1.75% (for contracts without a surrender charge schedule), 1.70% (for contracts with the four-year surrender charge schedule) and 1.45% (for contracts with the seven-year surrender charge schedule) against the daily net asset value of the Separate Account. These charges consist of a mortality and expense risk charge of 1.60% (for contracts without a surrender charge schedule), 1.55% (for contracts with the four-year surrender charge schedule) and 1.30% (for contracts with the seven-year surrender charge schedule) and an administrative expense charge of 0.15%. If the contract is a Joint Annuitant contract, we assess an additional Joint Annuitant charge at an effective annual rate of 0.20% against the daily net asset value of the Separate Account. We also charge for the optional riders and benefits. In addition, there is a $40 annual contract maintenance charge that we waive if the Contract Value is more than $50,000 at the time the charge is assessed.

We reserve the right to reduce or waive any contract or rider charge or deduction for sales of the contract made to certain employees or agents of the Company and its affiliates, or any of their immediate family members, or to employees, agents and registered representatives of the brokerage firms and financial institutions that sell the contract, or any of their immediate family members. In lieu of a reduction or waiver, we may apply a credit to Contract Value.

We may reduce or waive these items or apply a credit to Contract Value based on expected economies of scale and on differences in costs or services. We reserve the right to implement such reductions, waivers or credits on a temporary or permanent basis and to modify, suspend or terminate such reductions, waivers or credits at any time.

For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision of this prospectus.

If your state assesses a premium tax with respect to your contract, then at the time your contract incurs the tax (or at such other time as we may choose), we will deduct those amounts from purchase payments or your Contract Value, as applicable. See the "Charges and Other Deductions" and "Deductions for Premium Taxes" provisions of this prospectus.

There are also expenses associated with the Portfolios. These include management fees and other expenses associated with the daily operation of each Portfolio, as well as Rule 12b-1 fees and/or service share fees, if applicable. See the "Fee Tables" provision of this prospectus. A Portfolio may also impose a redemption charge on Subaccount assets that are redeemed from the Portfolio in connection with a transfer. Portfolio expenses, including any redemption charges, are more fully described in the prospectus for each Portfolio.

We pay compensation to broker-dealers who distribute the contracts. For a discussion of this compensation, see the "Sale of the Contracts" provision of this prospectus.

We offer other variable annuity contracts through the Separate Account (and our other separate accounts) that also invest in the same (or many of the same) Portfolios offered under the contract. These contracts have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these contracts, including a prospectus, contact your registered representative or call
(800) 313-5282.

HOW MUCH MUST I PAY AND HOW OFTEN? Subject to certain minimum and maximum payments, the amount and frequency of purchase payments are flexible. See "The Contract --Purchase Payments" provision of this prospectus.

HOW WILL MY INCOME PAYMENTS BE CALCULATED? We will pay you a monthly income beginning on the Annuity Commencement Date, provided any Annuitant is still living on that date. You may also decide to take income payments under one of the Optional Payment Plans. We will base your initial payment on the Contract Value and other factors. See the "Income Payments" provision of this prospectus.

WHAT HAPPENS IF I DIE BEFORE THE ANNUITY COMMENCEMENT DATE? If the owner is a natural person, the owner must also be an Annuitant. A joint owner must also be a Joint Annuitant. The joint owner/Joint Annuitant must be the owner's spouse/civil union partner. Before the Annuity Commencement Date, if an Annuitant or Joint Annuitant dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary. The selected payment option will end and the Joint Annuitant charge will terminate. Please see "The Death Benefit" provision of this prospectus.

In addition, the terms of the living benefit rider options may modify the rules described in summary above. If you have elected one of these riders, please see the disclosure in this prospectus for the applicable rider for more information.

MAY I TRANSFER ASSETS AMONG SUBACCOUNTS AND TO AND FROM THE GUARANTEE ACCOUNT? You may transfer assets among the Subaccounts and you may transfer assets to and from the Guarantee Account (if available). However, there are limitations imposed by your contract on both the number of transfers that may be made per calendar year, as well as limitations on transfer rights.

For transfers among the Subaccounts and transfers to the Subaccounts from the Guarantee Account, the minimum transfer amount is currently $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100. See the "Transfers," "Income Payments --Transfers After the Annuity Commencement Date" and "The Guarantee Account" provisions of this prospectus. Contract owners that have elected Income Protector must always allocate assets in accordance with the Investment Strategy as outlined in your rider. See the "Surrenders and Partial Withdrawals -- Income Protector" provision of this prospectus.


MAY I SURRENDER THE CONTRACT OR TAKE PARTIAL WITHDRAWALS? Yes, subject to contract requirements and restrictions imposed under certain retirement plans. If you surrender the contract or take a partial withdrawal, we may assess a surrender charge as discussed above. In addition, you will ordinarily be subject to income tax (except for qualified distributions from a Roth IRA) and, if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal, a 10% IRS penalty tax. A surrender or a partial withdrawal may also be subject to tax withholding. See the "Tax Matters" provision of this prospectus. Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your contract. For example, a partial withdrawal may reduce the death benefit by the proportion that the partial withdrawal (including any applicable surrender charge and premium tax) reduces your Contract Value. See "The Death Benefit" provision of this prospectus. If you elect Income Protector, partial withdrawals may affect the benefit you receive under that rider. See the "Surrenders and Partial Withdrawals -- Income Protector" provision of this prospectus.

You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.


DO I GET A FREE LOOK AT THIS CONTRACT? Yes. You have the right to return the contract to us at our Service Center at the address listed on page 1 of this prospectus, and have us cancel the contract within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods).

If you exercise this right, we will cancel the contract as of the Valuation Day we receive your request at our Service Center and send you a refund equal to your Contract Value PLUS any charges we have deducted from purchase payments prior to the allocation to the Separate Account (and excluding any charges the Portfolios may have deducted) on or before the Valuation Day we received the returned contract at our Service Center. If required by the law of your state, we will refund your purchase payments (less any withdrawals previously taken). See the "Return Privilege" provision of this prospectus for more information.

WHAT OPTIONAL BENEFITS ARE AVAILABLE UNDER THIS CONTRACT? We offer certain optional benefits by rider under this prospectus. The riders may not be available in all markets.

THE LIVING BENEFIT RIDER OPTIONS. We currently offer one "living benefit rider option," Income Protector, under this prospectus. Income Protector provides guaranteed withdrawals until the last death of an Annuitant, based on purchase payments made in the first contract year, with upside potential, provided you meet certain conditions. Under certain circumstances, the benefit provided under Income Protector may be reduced or lost. In addition, if you terminate the contract or rider, you will lose your benefit. Please see the "Surrenders and Partial Withdrawals -- Income Protector" provision of this prospectus for more information about the rider and its features. Income Protector is available at an additional charge if elected when you apply for the contract.

THE DEATH BENEFIT RIDER OPTIONS. We offer the Annual Step-Up Death Benefit Rider as an optional death benefit in addition to the Basic Death Benefit available under the contract. The Annual Step-Up Death Benefit Rider is available at an additional charge if elected when you apply for the contract. The Basic Death Benefit is provided to you automatically and at no additional charge.

Please see "The Death Benefit" provision of this prospectus for more information about these optional death benefit riders and their features.


ARE THERE ANY RISKS TO PURCHASING ONE OF THE LIVING BENEFIT RIDER OPTIONS OR DEATH BENEFIT RIDER OPTIONS? Guaranteed benefits provided under the living benefit rider options and death benefit rider options, as well as any other contractual guarantee, are guaranteed by the claims paying ability of the Company's General Account and our long-term ability to make payments. See the "Financial Condition of the Company" provision of this prospectus for more information. Moreover, as noted, the amount and timing of withdrawals may be restricted, and there are certain other conditions you must satisfy on an ongoing basis to keep the riders in force. You should carefully consider your ability to continue to monitor and comply with these conditions before electing optional benefits.


WHEN ARE MY ALLOCATIONS EFFECTIVE WHEN PURCHASING THIS CONTRACT? Within two business days after we have received all of the information necessary to process your purchase order, we will allocate your initial purchase payment directly to the Subaccounts that correspond to the Portfolios you choose and, if available, to the Guarantee Account if you so elect on your application. Contract owners that have elected Income Protector must always allocate purchase payments in accordance with the Investment Strategy outlined in the rider. See "The Contract -- Allocation of Purchase Payments" and the "Surrenders and Partial Withdrawals -- Income Protector" provisions of this prospectus.

WHAT ARE THE FEDERAL TAX IMPLICATIONS OF MY INVESTMENT IN THE
CONTRACT? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until income payments begin. A distribution from the contract, which includes a full surrender or partial withdrawal or payment of a death benefit, will generally result in taxable income (except for a qualified distribution from a Roth IRA). In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Tax Matters" provision of this prospectus.

CONDENSED FINANCIAL INFORMATION

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges which may vary from contract to contract. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values.

Since the contract was first offered on January 19, 2010, no condensed financial information is available.

THE COMPANY

We are a stock life insurance company that was incorporated in New York on February 23, 1988. We principally offer annuity contracts and life insurance policies. We do business in the State of New York. Our Home Office is located at 666 Third Avenue, 9th Floor, New York, New York 10017. Our Service Center is located at 6610 West Broad Street, Richmond, Virginia, 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is directly owned by Genworth Financial, Inc., a public company.

We are a member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

FINANCIAL CONDITION OF THE COMPANY


Many financial services companies, including insurance companies, continue to face challenges in this unprecedented market environment, and we are not immune to those challenges. We know it is important for you to understand how this market environment may impact your Contract Value and our ability to meet the guarantees under your contract.


ASSETS IN THE SEPARATE ACCOUNT. You assume all of the investment risk for Contract Value allocated to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Separate Account attributable to your Contract Value and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Separate Account" provision of this prospectus.


ASSETS IN THE GENERAL ACCOUNT. Depending on the terms of your contract, you also may be permitted to make allocations to the Guarantee Account, which is part of our General Account. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with the living benefit rider options or the death benefit rider options, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may pay under the contract in excess of your value in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, such as group variable annuities offered through retirement plans, term and universal life insurance, Medicare supplement insurance, funding agreements, funding agreements backing notes and guaranteed investment contracts ("GICs"), and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. This means that in the event of an insolvency or receivership, you may receive only a portion, or none, of the payments you are due under the contract. See "The Guarantee Account" provision of this prospectus.

OUR FINANCIAL CONDITION. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments to an Investment Strategy if a living benefit rider option has been elected. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include, but are not limited to, bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio have caused us to re-evaluate product offerings. We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

HOW TO OBTAIN MORE INFORMATION. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles ("GAAP"). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 313-5282 or write to our Service Center at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.genworth.com.


You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.

THE SEPARATE ACCOUNT

We established the Separate Account as a separate investment account on October 7, 2009. The Separate Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Separate Account to support the contracts as well as for other purposes permitted by law.

Currently, there are multiple Subaccounts of the Separate Account available under the contracts. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of the Funds.

The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, or losses arising out of any other business we may conduct. Guarantees made under the contract, including any rider options, are based on the claims paying ability of the Company to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a Separate Account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required; manage the Separate Account under the direction of a committee; or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

THE PORTFOLIOS

There is a separate Subaccount that corresponds to each Portfolio of a Fund offered under the contracts. You decide the Subaccounts to which you allocate purchase payments and Contract Value. Contract owners that have elected Income Protector must always allocate purchase payments and Contract Value in accordance with the Investment Strategy outlined in the rider.

You currently may change your future purchase payment allocation without penalty or charges. However, there are limitations on the number of transfers that may be made each calendar year. See the "Transfers" provision of this prospectus for additional information.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.


BEFORE CHOOSING A SUBACCOUNT TO WHICH YOU WILL ALLOCATE YOUR PURCHASE PAYMENTS AND CONTRACT VALUE, CAREFULLY READ THE PROSPECTUS FOR EACH PORTFOLIO, ALONG WITH THIS PROSPECTUS. YOU MAY OBTAIN THE MOST RECENT PROSPECTUS FOR EACH PORTFOLIO BY CALLING US AT (800) 313-5282, OR WRITING US AT OUR SERVICE CENTER AT 6610 WEST BROAD STREET, RICHMOND, VIRGINIA 23230. You may also obtain copies of the prospectus for each Portfolio on our website at www.genworth.com and click on "Products." We summarize the investment objectives of each Portfolio below. There is no assurance that any of the Portfolios will meet these objectives. We do not guarantee any minimum value for the amounts you allocate to the Separate Account. You bear the investment risk of investing in the Portfolios.


The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

SUBACCOUNTS

You may allocate purchase payments and Contract Value to Subaccounts that invest in the Portfolios listed below, in addition to the Guarantee Account, if available, at any one time. If you have elected Income Protector, you must always allocate your purchase payments and Contract Value in accordance with the Investment Strategy outlined in the rider. See the "Surrenders and Partial Withdrawals -- Income Protector" provision of this prospectus.



                         SUBACCOUNT INVESTING IN                    INVESTMENT OBJECTIVE
                         --------------------------------------------------------------------------
AIM VARIABLE             INVESCO V.I. CORE EQUITY           Long-term growth of capital.
INSURANCE FUNDS          FUND -- SERIES I SHARES
(INVESCO VARIABLE        (FORMERLY, AIM V.I. CORE EQUITY
INSURANCE FUNDS)         FUND -- SERIES I SHARES)
                         --------------------------------------------------------------------------
                         INVESCO V.I. INTERNATIONAL         Long-term growth of capital.
                         GROWTH FUND -- SERIES II SHARES
                         (FORMERLY, AIM V.I. INTERNATIONAL
                         GROWTH FUND -- SERIES II SHARES)
                         --------------------------------------------------------------------------
ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN INTERNATIONAL    Long-term growth of capital.
VARIABLE PRODUCTS        VALUE PORTFOLIO -- CLASS B
SERIES FUND, INC.
                         --------------------------------------------------------------------------
                         ALLIANCEBERNSTEIN SMALL CAP        Long-term growth of capital.
                         GROWTH PORTFOLIO -- CLASS B
                         --------------------------------------------------------------------------
AMERICAN CENTURY         VP INFLATION PROTECTION FUND --    The fund pursues long-term total
VARIABLE PORTFOLIOS II,  CLASS II                           return using a strategy that seeks to
INC.                                                        protect against U.S. inflation.
                         --------------------------------------------------------------------------
BLACKROCK VARIABLE       BLACKROCK BASIC VALUE V.I. FUND    Seeks capital appreciation and,
SERIES FUNDS, INC.       -- CLASS III SHARES                secondarily, income.

                         --------------------------------------------------------------------------
                         BLACKROCK GLOBAL ALLOCATION V.I.   Seeks high total investment return.
                         FUND -- CLASS III SHARES



                         --------------------------------------------------------------------------
COLUMBIA FUNDS           COLUMBIA MARSICO GROWTH FUND,      The fund seeks long-term growth of
VARIABLE INSURANCE       VARIABLE SERIES -- CLASS A         capital.
TRUST I
                         --------------------------------------------------------------------------
                         COLUMBIA MARSICO INTERNATIONAL     The fund seeks long-term growth of
                         OPPORTUNITIES FUND, VARIABLE       capital.
                         SERIES -- CLASS B
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EATON VANCE              VT FLOATING-RATE INCOME FUND       To provide a high level of current
VARIABLE TRUST                                              income.
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FEDERATED                FEDERATED KAUFMANN FUND II --      Seeks capital appreciation.
INSURANCE SERIES         SERVICE SHARES


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FIDELITY(R) VARIABLE     VIP MID CAP PORTFOLIO -- SERVICE   Seeks long-term growth of capital.
INSURANCE PRODUCTS       CLASS 2
FUND






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                                          ADVISER (AND SUB-ADVISER(S),
        INVESTMENT OBJECTIVE                     AS APPLICABLE)
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Long-term growth of capital.           Invesco Advisers, Inc.



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Long-term growth of capital.           Invesco Advisers, Inc.



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Long-term growth of capital.           AllianceBernstein, L.P.


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Long-term growth of capital.           AllianceBernstein, L.P.

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The fund pursues long-term total       American Century Investment
return using a strategy that seeks to  Management, Inc.
protect against U.S. inflation.
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Seeks capital appreciation and,        BlackRock Advisors, LLC
secondarily, income.                   (subadvised by BlackRock
                                       Investment Management, LLC)
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Seeks high total investment return.    BlackRock Advisors, LLC
     (subadvised by BlackRock
                                       Investment Management, LLC and
                                       BlackRock Asset Management U.K.
                                       Limited)
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The fund seeks long-term growth of     Columbia Management Investment
capital.                               Advisers, LLC (subadvised by
               Marsico Capital Management, LLC)
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The fund seeks long-term growth of     Columbia Management Investment
capital.                               Advisers, LLC (subadvised by
     Marsico Capital Management, LLC)
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To provide a high level of current     Eaton Vance Management
income.
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Seeks capital appreciation.            Federated Equity Management
 Company of Pennsylvania
                                       (subadvised by Federated Global
                                       Investment Management Corp.)
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Seeks long-term growth of capital.     Fidelity Management & Research
 Company (subadvised by FMR Co.,
               Inc., Fidelity Management &
                                       Research (U.K.) Inc., Fidelity
                                       Research & Analysis Company,
                                       Fidelity Investments Japan Limited,
                                       Fidelity International Investment
                                       Advisors and Fidelity International
                                       Investment Advisors (U.K.) Limited)
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                    SUBACCOUNT INVESTING IN                     INVESTMENT OBJECTIVE
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FRANKLIN TEMPLETON  MUTUAL SHARES SECURITIES FUND --  Seeks capital appreciation, with
VARIABLE INSURANCE  CLASS 2 SHARES                    income as a secondary goal. The fund
PRODUCTS TRUST                                        normally invests primarily in U.S. and
                                                      foreign equity securities that the
                                                      manager believes are undervalued. The
                                                      fund also invests, to a lesser extent, in
                                                      risk arbitrage securities and distressed
                                                      companies.
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GE INVESTMENTS      MONEY MARKET FUND/1/              Seeks a high level of current income
FUNDS, INC.                                           consistent with the preservation of
                                                      capital and maintenance of liquidity.
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                    REAL ESTATE SECURITIES FUND --    Seeks maximum total return through
                    CLASS 1 SHARES                    current income and capital
                                                      appreciation.
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                    TOTAL RETURN FUND --              Seeks the highest total return,
                    CLASS 3 SHARES                    composed of current income and
                                                      capital appreciation, as is consistent
                                                      with prudent investment risk.
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GENWORTH VARIABLE   GENWORTH 40/60 INDEX ALLOCATION   The fund's investment objective is
INSURANCE TRUST/2/  FUND -- SERVICE SHARES            long-term capital appreciation and
                                                      current income, with a greater
                                                      emphasis on income.
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                    GENWORTH 60/40 INDEX ALLOCATION   The fund's investment objective is
                    FUND - SERVICE SHARES             long-term capital appreciation and
                                                      current income, with a greater
                                                      emphasis on capital appreciation.
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                    GENWORTH CALAMOS GROWTH FUND      The fund's investment objective is
                    -- SERVICE SHARES                 long-term capital growth.

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                    GENWORTH COLUMBIA MID CAP         The fund's investment objective is
                    VALUE FUND -- SERVICE SHARES      long-term capital appreciation.


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                    GENWORTH DAVIS NY VENTURE FUND    The fund's investment objective is
                    -- SERVICE SHARES                 long-term growth of capital.

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                    GENWORTH EATON VANCE LARGE CAP    The fund's investment objective is to
                    VALUE FUND -- SERVICE SHARES      seek total return.

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                    GENWORTH ENHANCED INTERNATIONAL   The fund's investment objective is to
                    INDEX FUND -- SERVICE SHARES      outperform the Morgan Stanley Capital
                                                      International Europe, Australasia and
                                                      Far East Index ("MSCI EAFE Index")
                                                      while maintaining a market level of
                                                      risk.
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                                             ADVISER (AND SUB-ADVISER(S),
          INVESTMENT OBJECTIVE                     AS APPLICABLE)
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Seeks capital appreciation, with           Franklin Mutual Advisers, LLC
income as a secondary goal. The fund
normally invests primarily in U.S. and
foreign equity securities that the
manager believes are undervalued. The
fund also invests, to a lesser extent, in
risk arbitrage securities and distressed
companies.
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Seeks a high level of current income       GE Asset Management Incorporated
consistent with the preservation of
capital and maintenance of liquidity.
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Seeks maximum total return through         GE Asset Management Incorporated
current income and capital                 (subadvised by Urdang Securities
appreciation.                              Management, Inc.)
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Seeks the highest total return,            GE Asset Management Incorporated
composed of current income and
capital appreciation, as is consistent
with prudent investment risk.
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The fund's investment objective is         Genworth Financial Wealth
long-term capital appreciation and         Management, Inc.
current income, with a greater
emphasis on income.
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The fund's investment objective is         Genworth Financial Wealth
long-term capital appreciation and         Management, Inc.
current income, with a greater
emphasis on capital appreciation.
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The fund's investment objective is         Genworth Financial Wealth
long-term capital growth.                  Management, Inc. (subadvised by
                                           Calamos Advisors LLC)
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The fund's investment objective is         Genworth Financial Wealth
long-term capital appreciation.            Management, Inc. (subadvised by
                                           Columbia Management Advisors,
                                           LLC)
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The fund's investment objective is         Genworth Financial Wealth
long-term growth of capital.               Management, Inc. (subadvised by
                                           Davis Selected Advisers, L.P.)
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The fund's investment objective is to      Genworth Financial Wealth
seek total return.                         Management, Inc. (subadvised by
                                           Eaton Vance Management)
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The fund's investment objective is to      Genworth Financial Wealth
outperform the Morgan Stanley Capital      Management, Inc.
International Europe, Australasia and
Far East Index ("MSCI EAFE Index")
while maintaining a market level of
risk.
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                    /1/ During extended periods of low interest rates, the
                        yields of the Money Market Fund may become extremely low and possibly negative.

                    /2/ Please see the provision below under the heading
                        "Information about the Genworth Variable Insurance Trust" for important information about this Fund.


                      SUBACCOUNT INVESTING IN                      INVESTMENT OBJECTIVE
                      ------------------------------------------------------------------------------
                      GENWORTH GOLDMAN SACHS             The fund's investment objective is to
                      ENHANCED CORE BOND INDEX FUND      seek to outperform the total return
                      -- SERVICE SHARES                  performance of the Barclays Capital
                                                         Aggregate Bond Index (the "Bond
                                                         Index") while maintaining a risk level
                                                         commensurate with the Bond Index.
                      ------------------------------------------------------------------------------
                      GENWORTH GROWTH ALLOCATION         The fund's investment objective is
                      FUND -- SERVICE SHARES             long-term capital appreciation and
                                                         current income, with a greater
                                                         emphasis on capital appreciation.
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                      GENWORTH LEGG MASON                The fund's investment objective is to
                      CLEARBRIDGE AGGRESSIVE GROWTH      seek capital appreciation.
                      FUND -- SERVICE SHARES
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                      GENWORTH MODERATE ALLOCATION       The fund's investment objective is
                      FUND -- SERVICE SHARES             long-term capital appreciation and
                                                         current income, with a greater
                                                         emphasis on capital appreciation.
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                      GENWORTH PIMCO STOCKSPLUS          The fund's investment objective is to
                      FUND -- SERVICE SHARES             seek total return which exceeds that of
                                                         the S&P 500 Index.

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JANUS ASPEN SERIES    FORTY PORTFOLIO -- SERVICE SHARES  A non-diversified portfolio/1/ that seeks long-term growth of capital.
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OPPENHEIMER VARIABLE  OPPENHEIMER GLOBAL SECURITIES      Seeks long-term capital appreciation
ACCOUNT FUNDS         FUND/VA -- SERVICE SHARES          by investing a substantial portion of its
                                                         assets in securities of foreign issuers,
                                                         "growth type" companies, cyclical
                                                         industries and special situations that
                                                         are considered to have appreciation
                                                         possibilities.
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                      OPPENHEIMER MAIN STREET            Seeks high total return.
                      FUND/VA -- SERVICE SHARES
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                      OPPENHEIMER MAIN STREET SMALL      Seeks capital appreciation.
                      CAP FUND/VA -- SERVICE SHARES
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                                            ADVISER (AND SUB-ADVISER(S),
          INVESTMENT OBJECTIVE                     AS APPLICABLE)
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The fund's investment objective is to      Genworth Financial Wealth
seek to outperform the total return        Management, Inc. (subadvised by
performance of the Barclays Capital        Goldman Sachs Asset
Aggregate Bond Index (the "Bond            Management, L.P.)
Index") while maintaining a risk level
commensurate with the Bond Index.
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The fund's investment objective is         Genworth Financial Wealth
long-term capital appreciation and         Management, Inc.
current income, with a greater
emphasis on capital appreciation.
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The fund's investment objective is to      Genworth Financial Wealth
seek capital appreciation.                 Management, Inc. (subadvised by
         ClearBridge Advisors, LLC)
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The fund's investment objective is         Genworth Financial Wealth
long-term capital appreciation and         Management, Inc.
current income, with a greater
emphasis on capital appreciation.
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The fund's investment objective is to      Genworth Financial Wealth
seek total return which exceeds that of    Management, Inc. (subadvised by
the S&P 500 Index.                         Pacific Investment Management
                                           Company LLC)
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A non-diversified portfolio/1/ that seeks  Janus Capital Management LLC long-term growth of capital.
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Seeks long-term capital appreciation       OppenheimerFunds, Inc.
by investing a substantial portion of its
assets in securities of foreign issuers,
"growth type" companies, cyclical
industries and special situations that
are considered to have appreciation
possibilities.
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Seeks high total return.                   OppenheimerFunds, Inc.

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Seeks capital appreciation.                OppenheimerFunds, Inc.

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                    /1/ A non-diversified portfolio is a portfolio that may
                        hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and the net asset value of a non-diversified portfolio than a diversified portfolio.


                       SUBACCOUNT INVESTING IN                     INVESTMENT OBJECTIVE
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PIMCO VARIABLE         HIGH YIELD PORTFOLIO --            Seeks maximum total return,
INSURANCE TRUST        ADMINISTRATIVE CLASS SHARES        consistent with preservation of capital
                                                          and prudent investment management.
                                                          Invests at least 80% of its assets in a
                                                          diversified portfolio of high yield
                                                          securities ("junk bonds") rated below
                                                          investment grade but rated at least Caa
                                                          by Moody's or CCC by S&P, or, if
                                                          unrated, determined by PIMCO to be
                                                          of comparable quality, subject to a
                                                          maximum of 5% of its total assets in
                                                          securities rated Caa by Moody's or
                                                          CCC by S&P, or, if unrated,
                                                          determined by PIMCO to be of
                                                          comparable quality.
                       ----------------------------------------------------------------------------
                       LONG-TERM U.S. GOVERNMENT          Seeks maximum total return,
                       PORTFOLIO -- ADMINISTRATIVE CLASS  consistent with preservation of capital
                       SHARES                             and prudent investment management.
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                       LOW DURATION PORTFOLIO --          Seeks maximum total return,
                       ADMINISTRATIVE CLASS SHARES        consistent with preservation of capital
                                                          and prudent investment management.
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                       TOTAL RETURN PORTFOLIO --          Seeks maximum total return,
                       ADMINISTRATIVE CLASS SHARES        consistent with preservation of capital
                                                          and prudent investment management.
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THE PRUDENTIAL SERIES  NATURAL RESOURCES PORTFOLIO --     Seeks long-term growth of capital.
FUND                   CLASS II SHARES

                       ----------------------------------------------------------------------------
VAN KAMPEN LIFE        COMSTOCK PORTFOLIO --              Seeks capital growth and income
INVESTMENT TRUST       CLASS II SHARES                    through investments in equity
                                                          securities, including common stocks,
                                                          preferred stocks and securities
                                                          convertible into common and preferred
                                                          stocks.
                       ----------------------------------------------------------------------------

                                            ADVISER (AND SUB-ADVISER(S),
         INVESTMENT OBJECTIVE                     AS APPLICABLE)
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Seeks maximum total return,              Pacific Investment Management
consistent with preservation of capital  Company LLC
and prudent investment management.
Invests at least 80% of its assets in a
diversified portfolio of high yield
securities ("junk bonds") rated below
investment grade but rated at least Caa
by Moody's or CCC by S&P, or, if
unrated, determined by PIMCO to be
of comparable quality, subject to a
maximum of 5% of its total assets in
securities rated Caa by Moody's or
CCC by S&P, or, if unrated,
determined by PIMCO to be of
comparable quality.
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Seeks maximum total return,              Pacific Investment Management
consistent with preservation of capital  Company LLC
and prudent investment management.
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Seeks maximum total return,              Pacific Investment Management
consistent with preservation of capital  Company LLC
and prudent investment management.
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Seeks maximum total return,              Pacific Investment Management
consistent with preservation of capital  Company LLC
and prudent investment management.
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Seeks long-term growth of capital.       Prudential Investments LLC
 (subadvised by Jennison Associates
                                         LLC)
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Seeks capital growth and income          Van Kampen Asset Management
through investments in equity
securities, including common stocks,
preferred stocks and securities
convertible into common and preferred
stocks.
----------------------------------------------------------------------------

Not all of these Portfolios may be available in all markets.

We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay death benefits, surrender proceeds, and partial withdrawals; to make income payments; or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions out to owners as additional units, but instead reflect them in unit values.

Shares of the Portfolios are not sold directly to the general public. They are sold to us and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's board of directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

We reserve the right, within the law, to make additions, deletions and substitutions for the Portfolios of the Funds. We may substitute shares of other Portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a Portfolio should no longer be available, or if investment in any Portfolio's shares should become inappropriate for the purposes of the contract, in the judgment of our management. The new Portfolios may have higher fees and charges than the ones they replaced. No substitution or deletion will be made without prior notice to you in accordance with the 1940 Act.

We also reserve the right to establish additional Subaccounts, each of which would invest in a separate Portfolio of a Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a Subaccount without prior notice to you and, if required, before approval of the SEC. Not all Subaccounts may be available to all classes of contracts.

There are a number of factors that are considered when deciding what Portfolios are made available in your variable annuity contract. Such factors include:
(i) the Portfolio's investment objective; (ii) the Portfolio's performance history; (iii) the Portfolio's holdings and the strategies the Portfolio uses to try and meet its objectives; and (iv) the Portfolio's servicing agreement.

The investment objective is critical because we want to have Portfolios with diverse objectives so that an investor may diversify his or her investment holdings, from a conservative to an aggressive investment portfolio, depending on the advice of his or her investment adviser and risk assessment. There is no assurance, however, that a Portfolio will achieve its stated investment objective. When selecting a Portfolio for our products, we also consider the Portfolio's performance history compared to its peers and whether its holdings and strategies are consistent with its objectives. Please keep in mind that past performance does not guarantee future results. Finally, it is important for us to be able to provide you with a wide array of the services that facilitate your investment program relating to your allocation in Subaccounts that invest in the Portfolios. THE COMPANY DOES NOT PROVIDE INVESTMENT ADVICE AND DOES NOT RECOMMEND OR ENDORSE ANY PARTICULAR SUBACCOUNT OR PORTFOLIO. YOU BEAR THE ENTIRE RISK OF ANY DECLINE IN YOUR CONTRACT VALUE RESULTING FROM THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS YOU HAVE CHOSEN.


INFORMATION ABOUT THE GENWORTH VARIABLE INSURANCE TRUST. The Portfolios of the Genworth Variable Insurance Trust (the "Genworth VIT") are advised by Genworth Financial Wealth Management, Inc. ("GFWM"), an affiliate of the Company. Like other Portfolios available as investment options under the contracts, each Genworth VIT Portfolio pays fees that are deducted from Genworth VIT Portfolio assets. These fees include a management fee payable to GFWM, "Rule 12b-1 fees" payable to Capital Brokerage Corporation, an affiliate of the Company that serves as the principal underwriter for the Genworth VIT Portfolios and the contracts, and administrative service fees payable to the Company. The management fee payable to GFWM varies among the Genworth VIT Portfolios. A portion of each such management fee is paid to the sub-adviser that provides day-to-day management of the Genworth VIT Portfolio, if applicable, and the remainder is retained by GFWM. Each Genworth VIT Portfolio pays Rule 12b-1 fees at an annual rate of 0.25% of its average daily net assets for certain distribution activities and shareholder services relating to the Genworth VIT Portfolio and also pays administrative service fees at an annual rate of 0.25% of its average daily net assets for certain administrative services relating to the Genworth VIT Portfolio. THROUGH YOUR INDIRECT INVESTMENT IN THE GENWORTH VIT PORTFOLIOS, YOU PAY A PROPORTIONATE SHARE OF THESE EXPENSES AND, BECAUSE GFWM IS AN AFFILIATE OF THE COMPANY, THE COMPANY MAY INDIRECTLY BENEFIT AS A RESULT OF MANAGEMENT AND OTHER FEES RECEIVED BY GFWM AND ITS AFFILIATES FROM A GENWORTH VIT PORTFOLIO. (The minimum and maximum total annual operating expenses of the Portfolios are disclosed in the "Fee Table" section of the contract prospectus. Information concerning each Portfolio's fees and expenses appears in the prospectus for the Portfolio.)

Five of the Genworth VIT Portfolios are "fund of funds." The Genworth 40/60 Index Allocation Fund, the Genworth 60/40 Index Allocation Fund, the Genworth Growth Allocation Fund and the Genworth Moderate Allocation Fund (each an "Allocation Fund" and together the "Allocation Funds") are each a fund of funds that has been structured in a way that contemplates matching the investment exposure of the Allocation Fund to a matching obligation of the Company under the variable annuity contract. As a fund of funds, each Allocation Fund pursues its investment objective by investing primarily in other investment companies, including affiliated open-end mutual funds, unaffiliated open-end mutual funds, which may or may not be registered under the 1940 Act, as amended, and exchange-traded funds ("underlying funds"). The underlying funds may include Institutional Shares of other Genworth VIT Portfolios, whose Service Shares are available under this contract. The Genworth Enhanced International Index Fund is a fund of funds that pursues its investment objective by investing in exchange-traded funds and index funds. Because each of these fund of fund Portfolios pursues its goals by investing in underlying funds, you will bear a proportionate share of the Portfolio's operating expenses and, also, indirectly, the operating expenses of the underlying funds. A Portfolio, as shareholder in the underlying funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds. More information about the Portfolios and the underlying funds, including information about the fees and expenses of the Portfolios and the underlying funds, can be found in the prospectus for the Portfolios.

In general, the total compensation received and retained by the Company and its affiliates (including GFWM) from the Genworth VIT Portfolios (typically, management fees remaining after payment of the sub-adviser plus Rule 12b-1 fees and administrative service fees) will be as high as or greater than the total compensation received from a Portfolio other than a Genworth VIT Portfolio (the payments for administrative services from the Portfolio and/or the adviser and/or distributor of such Portfolio plus any Rule 12b-1 payments received). Therefore, the Company will generally benefit to the extent that a greater portion of your contract assets is allocated to the Genworth VIT Portfolios.


PAYMENTS FROM FUNDS AND FUND AFFILIATES. We have entered into agreements with either the investment adviser or distributor of each of the Funds and/or, in certain cases, a Portfolio, under which the Portfolio, the adviser or distributor may make payments to us and/or to certain of our affiliates. We consider these payments and fees among a number of factors when deciding to add or keep a Portfolio on the menu of Portfolios that we offer through the contract. These payments may be made in connection with certain administrative and other services we provide relating to the Portfolios. Such administrative services we provide or obtain include but are not limited to: accounting transactions for variable owners and then providing one daily purchase and sale order on behalf of each Portfolio; providing copies of Portfolio prospectuses, Statements of Additional Information and any supplements thereto; forwarding proxy voting information, gathering the information and providing vote totals to the Portfolio on behalf of our owners; and providing customer service on behalf of the Portfolios, including the provision of teleservicing support in connection with the Portfolios and the provision of office space, equipment, facilities and personnel as may be reasonably required or beneficial in order to provide these services to contract owners. The amount of the payments is based on a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some Portfolios, investment advisers or distributors pay us a greater percentage than other Portfolios, advisers or distributors based on the level of administrative and other services provided. The availability of these types of arrangements may create an incentive for us to seek and to add as an investment option under the contract funds or portfolios (and classes of shares of such portfolios) that pay us higher amounts. Other funds or portfolios (or available classes of shares of such portfolios) with substantially similar investment objectives may have lower fees and better overall investment performance than the Funds and Portfolios offered through your contract.

We may realize a profit from payments received from a Portfolio or from the adviser and/or the distributor. We may use the proceeds of such payment to pay for the services described above or for any corporate purpose, including payment of expenses (i) that we and/or our affiliates incur in promoting, marketing and administering the contracts, and (ii) that we incur, in our role as intermediary, in maintaining the Portfolios as investment options and facilitating the Subaccounts' investment in the Portfolios.

The amounts we expect to receive from certain Portfolios for the assets allocated to the Portfolios from our separate accounts during 2010 may equal up to 0.25% of annualized average daily net assets.


Eaton Vance Variable Trust:
  VT Floating-Rate Income Fund
GE Investments Funds, Inc.:
  Total Return Fund -- Class 3 Shares
Genworth Variable Insurance Trust:
  Genworth 40/60 Index Allocation Fund -- Service Shares
  Genworth 60/40 Index Allocation Fund -- Service Shares
  Genworth Calamos Growth Fund -- Service Shares
  Genworth Columbia Mid Cap Value Fund -- Service Shares
  Genworth Davis NY Venture Fund -- Service Shares
  Genworth Eaton Vance Large Cap Value Fund -- Service Shares
  Genworth Enhanced International Index Fund -- Service Shares
  Genworth Goldman Sachs Enhanced Core Bond Index Fund -- Service Shares (formerly, Genworth Legg Mason Western Asset Core Plus Bond Income Fund) Genworth Growth Allocation Fund -- Service Shares
  Genworth Legg Mason ClearBridge Aggressive Growth Fund -- Service Shares (formerly, Genworth Legg Mason Partners Aggressive Growth Fund)
  Genworth Moderate Allocation Fund -- Service Shares
  Genworth PIMCO StocksPLUS Fund -- Service Shares
PIMCO Variable Insurance Trust:
  High Yield Portfolio -- Administrative Class Shares
  Long-Term U.S. Government Portfolio -- Administrative Class Shares
  Low Duration Portfolio -- Administrative Class Shares
  Total Return Portfolio -- Administrative Class Shares
The Prudential Series Fund:
  Natural Resources Portfolio -- Class II

As noted above, an investment adviser or distributor of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives on the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the prospectuses for the Portfolios for more information). The amounts we expect to receive from the adviser and/or the distributor for the assets allocated to the Portfolios from our separate accounts during 2010 range from annual rates of 0.05% to 0.30%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund's investment adviser or distributor. These payments may vary by Portfolio. Therefore, the amount of such payments paid to us may be greater or smaller based on the Portfolios you select.


In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature, and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide a Fund's investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.


In consideration of services provided and expenses incurred by Capital Brokerage Corporation in distributing shares of the Funds, Capital Brokerage Corporation also receives Rule 12b-1 fees from Portfolios of all of the Funds. See the "Fee Tables" provision of this prospectus and the Fund prospectuses. These payments may equal up to 0.25% of Separate Account assets invested in the particular Portfolio. Certain Portfolios may accrue Rule 12b-1 fees at a higher rate (as disclosed in the prospectus for the Portfolio), but payments to us and/or Capital Brokerage Corporation may be made in a lower amount. Not all of the Portfolios may pay the same amounts of Rule 12b-1 fees or shareholder servicing fees. Therefore, the amount of such fees paid to us and/or Capital Brokerage Corporation may be greater or smaller based on the Portfolios you select.


VOTING RIGHTS

As required by law, we will vote the shares of the Portfolios held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Persons having a voting interest in the Portfolio will be provided with proxy voting materials, reports, other materials, and a form with which to give voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. Therefore, because of proportional voting, a small number of contract owners may control the outcome of a vote. We will apply voting instructions to abstain on any item to be voted on a pro rata basis to reduce the number of votes eligible to be cast.

THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to this and other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account, may however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

The Guarantee Account may not be available in all markets. The Guarantee Account is not available to contract owners who have elected the four-year surrender charge schedule or no surrender charge schedule. The Guarantee Account, if available in the particular market, is only available if the seven-year surrender charge schedule is elected when the contract is purchased. The Guarantee Account is not available to contract owners who have elected Income Protector.

You may allocate some of your purchase payments and transfer some of your assets to the Guarantee Account. We credit the portion of the assets allocated to the Guarantee Account with interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with your contract. See the "Charges and Other Deductions" provision.

Generally, you may allocate your premium payments and/or transfer assets to the Guarantee Account. We may limit the amount that may be allocated to the Guarantee Account. Currently, no more than 25% of your Contract Value, as determined at the time of allocation, may be allocated to the Guarantee Account. In addition, where permitted by state law, we will refuse new premium payments or transfers into the Guarantee Account when your assets in the Guarantee Account are equal to or greater than 25% of your Contract Value at the time of allocation. We generally exercise our right to limit or refuse allocations to the Guarantee Account when interest rate periods are low for prolonged periods of time. Amounts allocated to the Guarantee Account are credited interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with your contract. See the "Charges and Other Deductions" provision of this prospectus.

Each time you allocate purchase payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a specified period of time. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence for the remaining portion of that particular allocation.

We determine interest rates at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as purchase payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us; general economic trends; and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF INTEREST RATES IN FUTURE GUARANTEE PERIODS. HOWEVER, THE INTEREST RATES FOR ANY INTEREST RATE GUARANTEE PERIOD WILL BE AT LEAST THE GUARANTEED INTEREST RATE SHOWN IN YOUR CONTRACT.

We will notify you in writing at least five days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new one year interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30-day period following the expiration of the interest rate guarantee period ("30-day window") of your election of a different interest rate guarantee period from among those being offered by us at that time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts subject to certain restrictions. See the "Transfers" provision of this prospectus for more information. During the 30-day window, the allocation will accrue interest at the new interest rate guarantee period's interest rate.

To the extent permitted by law, we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we issued the contract, and to credit a higher rate of interest on purchase payments allocated to the Guarantee Account participating in a Dollar Cost Averaging program than would otherwise be credited if not participating in a Dollar Cost

Averaging program. See the "Dollar Cost Averaging Program" provision. Such a program may not be available to all contracts. We also reserve the right, at any time, to stop accepting purchase payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact our Service Center to determine the interest rate guarantee periods currently being offered.

CHARGES AND OTHER DEDUCTIONS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the contracts. We intend to recover commissions, marketing, administrative and other costs of contract benefits, and other incentives we pay, through fees and charges imposed under the contracts and other corporate revenue. See the "Sale of the Contracts" provision of this prospectus for more information.

All of the charges described in this section apply to assets allocated to the Separate Account. All assets in the Guarantee Account are subject to all of the charges described in this section except for the mortality and expense risk charge, the administrative expense charge, and the Joint Annuitant charge.

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

  .  processing applications for and issuing the contracts;

  .  maintaining records;

  .  administering income payments;

  . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  .  reconciling and depositing cash receipts;

  .  providing tax forms;

  .  providing contract confirmations and periodic statements;

  .  providing toll-free inquiry services; and

  .  furnishing telephone and internet transaction services.

The risks we assume include:

  .  the risk that the death benefit will be greater than the Surrender Value;


  .  the risk that the living benefit will be greater than the Surrender Value;


  . the risk that the actual lifespan of persons receiving income payments under the contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

  . the risk that more Annuitants than expected will qualify for waivers of the surrender charges (if applicable); and

  . the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed by us).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect (if applicable) may not fully cover all the sales and distribution expenses we actually incur. We may also realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

TRANSACTION EXPENSES

Surrender Charge

When you apply for this contract, you have the option to purchase the contract with a surrender charge schedule or without a surrender charge schedule. If you purchase a contract with a surrender charge schedule (either the seven-year surrender charge schedule or the four-year surrender charge schedule), we will assess a surrender charge on total surrenders and partial withdrawals of purchase payments taken within the first seven years or four years of receipt, as applicable, unless you meet an available exception as described below. You pay this charge to compensate us for the losses we experience on contract distribution costs.

The shorter the surrender charge schedule, the higher the mortality and expense risk charge for the contract. A contract purchased without a surrender charge schedule has the highest mortality and expense risk charge of the three surrender charge schedule options. A contract purchased with a four-year surrender charge schedule has the next highest mortality and expense risk charge. A contract purchased with a seven-year surrender charge schedule has the lowest mortality and expense risk charge of the three surrender charge schedule options. PLEASE NOTE THAT, IRRESPECTIVE OF THE SURRENDER CHARGE OPTION THAT IS CHOSEN, THE APPLICABLE MORTALITY AND EXPENSE RISK CHARGE WILL BE ASSESSED FOR THE DURATION OF THE CONTRACT AND NOT MERELY FOR THE DURATION OF THE SURRENDER CHARGE PERIOD.

We calculate the surrender charge separately for each purchase payment. For purposes of calculating this charge, we assume that you withdraw purchase payments on a first-in, first-out basis. We deduct the surrender charge proportionately from the Subaccounts. However, if there are insufficient assets in the Subaccounts, we will deduct the charge from all assets in the Guarantee Account. Charges taken from the Guarantee Account will be taken first from assets that have been in the Guarantee Account for the longest period of time.

SEVEN-YEAR SURRENDER CHARGE SCHEDULE. If you purchase a contract with the seven-year surrender charge schedule, the surrender charge will be assessed according to the following schedule:

                     SURRENDER CHARGE
                    AS A PERCENTAGE OF
NUMBER OF COMPLETED  THE SURRENDERED
  YEARS SINCE WE       OR WITHDRAWN
   RECEIVED THE          PURCHASE
 PURCHASE PAYMENT        PAYMENT
--------------------------------------
         0                  6%
         1                  6%
         2                  6%
         3                  6%
         4                  5%
         5                  4%
         6                  3%
     7 or more              0%
--------------------------------------

FOUR-YEAR SURRENDER CHARGE SCHEDULE. If you purchase a contract with the four-year surrender charge schedule, the surrender charge will be assessed according to the following schedule:

                     SURRENDER CHARGE
                    AS A PERCENTAGE OF
NUMBER OF COMPLETED  THE SURRENDERED
  YEARS SINCE WE       OR WITHDRAWN
   RECEIVED THE          PURCHASE
 PURCHASE PAYMENT        PAYMENT
--------------------------------------
         0                  6%
         1                  5%
         2                  4%
         3                  2%
     4 or more              0%
--------------------------------------

Exceptions to the Surrender Charge

We do not assess the surrender charge:

  .  on amounts of Contract Value representing gain (as defined below);

  .  on free withdrawal amounts (as defined below);

  . on surrenders or partial withdrawals taken under Optional Payment Plan 1, Optional Payment Plan 2, or Optional Payment Plan 3 (for a period of 5 or more years); or

  .  if a waiver of surrender charge provision applies.

You may withdraw an amount equal to the greater of 10% of your total purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without a surrender charge (the "free withdrawal amount"). If you are making a withdrawal from this contract to meet annual minimum distribution requirements under the Code, and the minimum distribution amount attributable to this contract for the calendar year ending at or before the last day of the contract year exceeds the free withdrawal amount, you may withdraw the difference free of surrender charges. We will deduct amounts surrendered first from any gain in the contract and then from purchase payments made. A surrender charge is not assessed on any amounts representing gain. The free withdrawal amount is not cumulative from contract year to contract year. For tax purposes, a surrender is usually treated as a withdrawal of earnings first.

Further, we will waive the surrender charge if you annuitize the contract under Optional Payment Plan 1 (Life Income with Period Certain), Optional Payment Plan 2 (Joint Life and Survivor Income) or Optional Payment Plan 3 (Income for a Fixed Period) provided that you select a fixed period of five years or more. We may also waive surrender charges for certain withdrawals made pursuant to Income Protector. See the "Optional Payment Plans" and "Surrenders and Partial Withdrawals -- Income Protector" provisions of this prospectus.

We also will waive surrender charges arising from a surrender occurring before income payments begin if, at the time we receive the surrender request, we have received due proof that the Annuitant has a qualifying terminal illness or has a qualifying confinement to a state-licensed facility providing medically necessary in-patient care. If you surrender the contract under the terminal illness waiver, please remember that we will pay your Contract Value, which could be less than the death benefit otherwise available. All Annuitants must be age 80 or younger on the Contract Date to be eligible for these waivers. The terms and conditions of the waiver is set forth in your contract.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

We deduct from the Separate Account an amount, computed daily, at an annual rate of 1.75% (for contracts with no surrender charge schedule), 1.70% (for contracts with the four-year surrender charge schedule) or 1.45% (for contracts with the seven-year surrender charge schedule) of your daily net assets of the Separate Account. The charge consists of a mortality and expense risk charge at an effective annual rate of 1.60% (for contracts with no surrender charge schedule), 1.55% (for contracts with the four-year surrender charge schedule) or 1.30% (for contracts with the seven-year surrender charge schedule) and an administrative expense charge at an effective annual rate of 0.15%. If the contract is a Joint Annuitant contract, we assess an additional Joint Annuitant charge at an effective annual rate of 0.20% against the daily net asset value of the Separate Account. We will also assess the applicable charge for any optional benefit you may elect, as described below. The deductions from the Separate Account are reflected in your Contract Value.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS


We reserve the right to reduce or waive any contract or rider charge or deduction for sales of the contract made to certain employees or agents of the Company and its affiliates, or any of their immediate family members, or to employees, agents and registered representatives of the brokerage firms and financial institutions that sell the contract, or any of their immediate family members. In lieu of a reduction or waiver, we may apply a credit to Contract Value. We may reduce or waive these items or apply a credit to Contract Value based on expected economies of scale and on differences in costs or services. We reserve the right to implement such reductions, waivers or credits on a temporary or permanent basis and to modify, suspend or terminate such reductions, waivers or credits at any time. We will not permit a reduction or elimination of charges or deductions when that reduction or elimination would be unfairly discriminatory to any person.


CHARGES FOR THE LIVING BENEFIT RIDER OPTIONS

Charge for Income Protector

You may purchase Income Protector with or without the Principal Protection Death Benefit. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. The charge for the guaranteed minimum withdrawal benefit is calculated quarterly as a percentage of the benefit base, as defined and determined under the rider, and deducted quarterly from the Contract Value. On the Contract Date, the benefit base equals the initial purchase payment. The benefit base will change and may be higher than the Contract Value on any given day.

If you purchase Income Protector with the Principal Protection Death Benefit, then you will be assessed a charge for the Principal Protection Death Benefit that is in addition to the charge for the guaranteed minimum withdrawal benefit under the rider. The charge for the Principal Protection Death Benefit is calculated quarterly as a percentage of the value of the Principal Protection Death Benefit, as defined and determined under the rider, and deducted quarterly from the Contract Value. On the Contract Date, the value of the Principal Protection Death Benefit equals the initial purchase payment. The charge for the Principal Protection Death Benefit is higher if any Annuitant is age 71 or older at the time of application.

If you reset your benefits under the rider, we will reset the charges for the rider, which may be higher than your previous charges.

We currently assess the following charges for the rider, calculated and deducted as described above:

Income Protector without the Principal Protection Death Benefit
-------------------------------------------------------------------------
       Single or Joint Annuitant Contract   1.10% of benefit base
-------------------------------------------------------------------------

Income Protector with the Principal Protection Death Benefit -- Annuitant
 Age 50-70
-------------------------------------------------------------------------
       Single or Joint Annuitant Contract   1.10% of benefit base PLUS
                                            0.20% of value of Principal
                                            Protection Death Benefit
-------------------------------------------------------------------------

Income Protector with the Principal Protection Death Benefit -- Annuitant
 Age 71-85
-------------------------------------------------------------------------
       Single or Joint Annuitant Contract   1.10% of benefit base PLUS
                                            0.50% of value of Principal
                                            Protection Death Benefit
-------------------------------------------------------------------------

The charges for Income Protector without the Principal Protection Death Benefit will never exceed 2.50% of benefit base. The charges for Income Protector with the Principal Protection Death Benefit will never exceed 2.50% of benefit base PLUS 1.00% of the value of the Principal Protection Death Benefit.

On the day the rider and/or the contract terminates, the charges for this rider will be calculated, pro rata, and deducted.

Income Protector and the Principal Protection Death Benefit may not be available in all markets. We reserve the right to discontinue offering Income Protector and/or the Principal Protection Death Benefit at any time and for any reason.

CHARGES FOR THE DEATH BENEFIT RIDER OPTIONS

Charge for the Annual Step-Up Death Benefit Rider

We charge an additional amount for the Annual Step-Up Death Benefit Rider if you elect the rider at application. The charge for the rider is calculated and deducted in arrears. We deduct this charge to compensate us for the increased risks and expenses associated with providing the rider. The charge is calculated quarterly as a percentage of the value of the Annual Step-Up Death Benefit on the last reset of the Annual Step-Up Death Benefit, plus purchase payments made since the last reset date adjusted for any withdrawals made since the last reset date, and deducted quarterly from Contract Value. If all Annuitants are age 70 or younger at issue, the charge for the rider is 0.20%. If any Annuitant is age 71 to 75 at issue, the charge for the rider is 0.50%. If a spouse is added as a Joint Annuitant to the contract after the contract is issued, a new charge for the rider may apply. This new charge may be higher than the charge previously applied for the rider. On the day the rider and/or the contract terminates, the charge for this rider will be calculated, pro-rata, and deducted. The charge for this rider will be deducted from the Contract Value proportionately across the Subaccounts and Guarantee Account in which you are invested.

OTHER CHARGES

Annual Contract Maintenance Charge

We will deduct an annual contract maintenance charge of $40 from your Contract Value to compensate us for certain administrative expenses incurred in connection with the contract. We will deduct the charge on each contract anniversary and at full surrender. We will waive this charge if your Contract Value at the time of deduction is $50,000 or more.

We will allocate the annual contract maintenance charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time the charge is taken. If there are insufficient assets allocated to the Separate Account, we will deduct any remaining portion of the charge from the Guarantee Account proportionally from all assets in the Guarantee Account.

Deductions for Premium Tax

We will deduct charges for any premium tax or other tax levied by any governmental entity from purchase payments or Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, income payments and death benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. The premium tax generally depends upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

Portfolio Charges

Each Portfolio incurs certain fees and expenses. These include management fees and other expenses associated with the daily operation of each Portfolio, as well as Rule 12b-1 fees and/or service share fees, if applicable. To pay for these expenses, the Portfolio makes deductions from its assets. A Portfolio may also impose a redemption charge on Subaccount assets that are redeemed from the Portfolio. Portfolio expenses, including any redemption charges, are more fully described in the prospectus for each Portfolio. Portfolio expenses are the responsibility of the Portfolio or Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company.

Transfer Charges

We reserve the right to impose a charge of up to $10 per transfer after the twelfth transfer in a calendar year. This charge represents the costs we incur for effecting any such transfer. We will not realize a profit from imposing this charge.

THE CONTRACT

The contract is an individual flexible purchase payment variable deferred annuity contract. Your rights and benefits are described below and in the contract. There may be differences in your contract (such as differences in fees, charges and benefits) because of requirements of the state where we issued your contract. We will include any such differences in your contract.

PURCHASE OF THE CONTRACT

If you wish to purchase a contract, you must apply for it through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you either directly or through your sales representative. See the "Sale of the Contracts" provision of this prospectus.

If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial purchase payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold your initial purchase payment for no more than five business days. If the incomplete application cannot be completed within five days, we will inform you of the reasons, and will return your purchase payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial purchase payment within two business days. We apply any additional purchase payments you make on the Valuation Day we receive them at our Service Center.

There may be delays in our receipt of an application that are outside of our control (for example, because of the failure of the selling broker-dealer or authorized sales representative to forward the application to us promptly). Any such delays will affect when your contract can be issued and your purchase payment applied.

To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts and, if part of a plan, you must also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant(s) cannot be older than age 85. Various firms and financial institutions that sell our products have their own guidelines on when certain products are suitable and may impose issue age restrictions that are younger than those stated in our contracts and/or riders. We neither influence, nor agree or disagree with the age restrictions imposed by firms and financial institutions.

This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefits and other non-tax-related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether the contract is an appropriate investment for you.

PURCHASING THE CONTRACT THROUGH A TAX-FREE "SECTION 1035" EXCHANGE. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract and this contract has its own surrender charges that would apply to you. The other fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for
Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission on the sale.

OWNERSHIP

As owner, you have all rights under the contract, subject to the rights of any irrevocable beneficiary. If the owner is an individual (natural person), a joint owner may be named at issue. The joint owner must be the owner's spouse/civil union partner. If the owner marries after issue, the owner may add his or her spouse/civil union partner as a joint owner after issue and before the Annuity Commencement Date, provided that we receive the request to add the spouse/civil union partner as a joint owner with satisfactory proof of marriage within one year of the date of marriage. Otherwise, a joint owner may not be added after the contract is issued.

The joint owner has an undivided interest in the contract with the same ownership rights as the owner. The joint owner and the owner share ownership equally with the right of survivorship. If either the owner or joint owner dies, the decedent's interest will pass to the survivor, subject to the death benefit provisions in the contract, including any applicable optional death benefit rider, and any death benefit provisions in any applicable living benefit rider option.

A joint owner may not be named if the owner is a non-natural entity or if the contract is a Qualified Contract.

If the owner is a natural person, the owner must also be an Annuitant and may name his or her spouse/civil union partner as Joint Annuitant at issue. A joint owner must also be a Joint Annuitant. If the owner marries after issue, the owner may add his or her spouse/civil union partner as a Joint Annuitant after issue and before the Annuity Commencement Date, provided that we receive the request to add the spouse/civil union partner as a Joint Annuitant with satisfactory proof of marriage within one year of the date of marriage and the Joint Annuitant meets the age requirements of the contract and any optional riders. A non-natural entity owner must name an Annuitant at issue and may name only the Annuitant's spouse/civil union partner as a Joint Annuitant.


Generally, the terms "spouse" and "civil union partner" have the meanings provided under applicable state law, include same-sex unions, and are not limited by the Federal Defense of Marriage Act. However, under federal tax law, only a "spouse," as defined under the Federal Defense of Marriage Act, is permitted to continue a contract without taking required distributions upon the death of an owner. See "Distribution Rules" provision of this prospectus.


Subject to certain restrictions imposed by electable rider options and as otherwise stated below, before the Annuity Commencement Date, you may change:

  .  your Annuity Commencement Date;

  .  your Optional Payment Plan;

  . the allocation of your investments among the Subaccounts and/or the Guarantee Account (subject to certain restrictions listed in your contract and in the "Transfers" provision); and

  . the owner, joint owner, primary beneficiary, and contingent beneficiary (unless the primary beneficiary or contingent beneficiary is named as an irrevocable beneficiary) upon written notice to the Service Center, provided you reserved this right and the Annuitant(s) is living at the time of the request. If you change a beneficiary, your payment plan selection will no longer be in effect unless you request that it continue. In addition, during the Annuitant(s) life, you can change any non-natural owner to another non-natural owner. Changing the owner or joint owner may have tax consequences and you should consult a tax adviser before doing so. Any new owner approved by us is subject to the terms and conditions of the contract. Any new owner must be acceptable to us.

Neither the Annuitant nor the Joint Annuitant can be changed.

We must receive your request for a change at our Service Center in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change. Contract owners that have elected Income Protector must always allocate purchase payments and Contract Value in accordance with the Investment Strategy outlined in the rider. You may not, however, change the Optional Payment Plan once elected at the time of application.

ASSIGNMENT

An owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract with our consent. However, an assignment must occur before any income payments begin and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Service Center, the assignment will become effective as of the date the written request was signed.


IRAs and other Qualified Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.


You may assign the benefits provided under Income Protector. The Annuitant(s) will not change if you assign the benefits. We must be notified in writing if you assign the benefits provided under Income Protector.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Service Center receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.

PURCHASE PAYMENTS

You may make purchase payments at any frequency and in the amount you select, subject to certain restrictions, including restrictions that may be imposed by terms of elected riders. You must obtain our approval before you make total purchase payments for an Annuitant age 79 or younger that exceed $2,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. If any Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. Purchase payments may be made at any time prior to the Annuity Commencement Date, the surrender of the contract, or the death of the Annuitant (or Joint Annuitant, if applicable), whichever comes first. We reserve the right to refuse to accept a purchase payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

For contracts issued with a surrender charge schedule, the minimum initial purchase payment is $10,000 for Non-Qualified Contracts and $5,000 for Qualified Contracts. For contracts issued with no surrender charge schedule, the minimum initial purchase payment is $25,000 for Non-Qualified Contracts and $5,000 for Qualified Contracts. Each additional purchase payment must be at least $100 for all contracts. We may accept a lower initial purchase payment in the case of certain group sales.

VALUATION DAY AND VALUATION PERIOD

We will value Accumulation Units and Annuity Units once daily as of the close of regular trading (currently 4:00 p.m. Eastern time) for each day the New York Stock Exchange is open, except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

ALLOCATION OF PURCHASE PAYMENTS

We place purchase payments into the Subaccounts, each of which invests in shares of a corresponding Portfolio, and/or the Guarantee Account (if available), according to your instructions. You may allocate purchase payments to the Subaccounts and, if available, the Guarantee Account at any one time. The Guarantee Account may not be available in all markets. The Guarantee Account is not available to contract owners who have elected the four-year surrender charge schedule or no surrender charge schedule. The Guarantee Account, if available in the particular state or market, is only available if the seven-year surrender charge schedule is elected when the contract is purchased. The Guarantee Account is not available to contract owners who have elected Income Protector.

The percentage of any purchase payment that you can put into any one Subaccount or interest rate guarantee period must equal a whole percentage and cannot be less than $100. In addition, currently, no more than 25% of your Contract Value, as determined at the time of allocation, may be allocated to the Guarantee Account.

If you have elected Income Protector, you must always allocate your purchase payments and Contract Value in accordance with the Investment Strategy outlined in the rider. See the "Surrenders and Partial Withdrawals -- Income Protector" provision of the prospectus.

Upon allocation to the appropriate Subaccounts, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Day on which we receive any additional purchase payment at our Service Center. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Portfolio's investments perform, but also upon the charges of the Separate Account and the Portfolios.

You may change the allocation of subsequent purchase payments at any time, without charge, by sending us acceptable notice. The new allocation will apply to any purchase payments made after we receive notice of the change at our Service Center.

VALUATION OF ACCUMULATION UNITS

Partial withdrawals, surrender and/or payment of the death benefit all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions with regard to the partial withdrawal, surrender or payment of a death benefit. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charges and administrative expense charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

TRANSFERS

TRANSFERS BEFORE THE ANNUITY COMMENCEMENT DATE

All owners may transfer all or a portion of their assets between and among the Subaccounts of the Separate Account and the Guarantee Account (if available) on any Valuation Day prior to the Annuity Commencement Date, subject to certain conditions that are stated below. Owners may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. If you have elected Income Protector, you must always allocate your purchase payments and Contract Value in accordance with the Investment Strategy outlined in the rider.

We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Service Center. There may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Subaccounts or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances. See the "Requesting Payments" provision of this prospectus.

TRANSFERS FROM THE GUARANTEE ACCOUNT TO THE SUBACCOUNTS

We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts. For any allocation from the Guarantee Account (if available) to the Subaccounts, the limited amount will not be less than any accrued interest on that allocation PLUS 25% of the original amount of that allocation. Unless you are participating in a Dollar Cost Averaging program (see the "Dollar Cost Averaging Program" provision), you may make such transfers only during the 30-day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation. We also may limit the amount that you may transfer to the Subaccounts.

TRANSFERS FROM THE SUBACCOUNTS TO THE GUARANTEE ACCOUNT

We may restrict certain transfers from the Subaccounts to the Guarantee Account (if available). We may also limit the amount that may be allocated to the Guarantee Account. Currently, no more than 25% of your Contract Value, as determined at the time of allocation, may be allocated to the Guarantee Account. In addition, where permitted by state law, we will refuse new premium payments or transfers into the Guarantee Account when your assets in the Guarantee Account are equal to or greater than 25% of your Contract Value at the time of allocation. We generally exercise our right to limit or refuse allocations to the Guarantee Account when interest rate periods are low for prolonged periods of time. In addition, we reserve the right to prohibit or limit transfers from the Subaccounts to the Guarantee Account during the six-month period following the transfer of any amount from the Guarantee Account to any Subaccount.

TRANSFERS AMONG THE SUBACCOUNTS

All owners may submit 12 Subaccount transfers each calendar year by voice response, Internet, telephone, facsimile, U.S. Mail or overnight delivery service. Once such 12 Subaccount transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, Internet, telephone or facsimile will not be accepted under any circumstances. Once we receive your mailed transfer request at our Service Center, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, i.e., you may not call to cancel a transfer request sent by U.S. Mail or overnight delivery service. If you wish to change a transfer request sent by U.S. Mail or overnight delivery service, such change must also be sent in writing by U.S. Mail or by overnight delivery service. We will process that transfer request as of the Valuation Day the new transfer request is received at our Service Center.

Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer after the twelfth transfer in a calendar year. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

We also reserve the right to not honor your transfer request if your transfer is a result of more than one trade involving the same Subaccount within a 30-day period. We will generally invoke this right when either the Portfolio(s) or we see a pattern of frequent transfers between the same Portfolios within a short period of time (i.e., transfers among the same Subaccounts occur within 5 to 15 days of each other).

In addition, we may not honor transfers made by third parties. See the "Transfers by Third Parties" provision of this prospectus.

If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous paragraphs.

When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short- term expectations may increase the risk that you will make a transfer at an inopportune time. Also, because certain restrictions on transfers are applied at the discretion of the Portfolios in which the Subaccount invests, it is possible that owners will be treated differently and there could be inequitable treatment among owners if a Portfolio does not apply equal treatment to all shareholders. See the "Special Note on Frequent Transfers" provision of this prospectus.

These restrictions will apply to all owners and their designated third party(ies), unless such transfer is being made pursuant to:

   (1) a Dollar Cost Averaging program;

   (2) a Portfolio Rebalancing program;

   (3) the terms of an approved Fund substitution or Fund liquidation; or

   (4) a Portfolio's refusal to allow the purchase of shares, either on behalf of an individual owner or the entire Separate Account, in which case, the Portfolio's refusal to allow the purchase of shares will not be considered a transfer for calculation of the 12 transfers allowed per calendar year by voice response, Internet, telephone, facsimile, U.S. Mail or overnight delivery service.

In addition, the restrictions and charges listed above do not apply to any transfers made among the Subaccounts pursuant to automatic rebalancing of assets made under the terms of Income Protector.

Sometimes, we will not honor transfer requests. We will not honor a transfer request if:

   (1) any Subaccount that would be affected by the transfer is unable to purchase or to redeem shares of the Portfolio in which the Subaccount invests; or

   (2) the transfer would adversely affect unit values.

The affected Portfolio(s) determine whether these items apply.

We will treat all owners equally with respect to transfer requests.

TELEPHONE/INTERNET TRANSACTIONS

All owners may make their first 12 transfers in any calendar year among the Subaccounts or between the Subaccounts and the Guarantee Account (if available) by calling or electronically contacting us. Transactions that can be conducted over the telephone and Internet include, but are not limited to:

   (1) the first 12 transfers of assets among the Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in purchase payment allocations when such changes include a transfer of assets);

   (2) Dollar Cost Averaging; and

   (3) Portfolio Rebalancing.

We employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, but are not limited to:

   (1) requiring you or a third party to provide some form of personal identification before we act on the telephone/Internet instructions;

   (2) confirming the telephone/Internet transaction in writing to you or a third party you authorized; and/or

   (3) tape recording telephone instructions or retaining a record of your electronic request.

We reserve the right to limit or prohibit telephone and Internet transactions.

We will delay making a payment or processing a transfer request if:

   (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

CONFIRMATION OF TRANSACTIONS

We will not be liable for following instructions that we reasonably determine to be genuine. We will send you a confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON RELIABILITY

Please note that the Internet or our telephone system may not always be available. Any computer or telephone system, whether it is ours, yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Service Center.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give third parties the right to conduct transfers on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the contract, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios, and the management of the Portfolios share this position.

We have procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted.

Consequently, we may refuse transfers made by third parties on behalf of an owner in a number of circumstances, which include but are not limited to:

   (1) transfers made on behalf of many owners by one third party (or several third parties who belong to the same firm) where the transfer involves the same Subaccounts and large amounts of assets;

   (2) when we have not received adequate authorization from the owner allowing a third party to make transfers on his or her behalf; and

   (3) when we believe, under all facts and circumstances received, that the owner or his or her authorized agent is not making the transfer.

We require documentation to provide sufficient proof that the third party making the trade is in fact duly authorized by the owner. This information includes, but is not limited to:

   (1) documentation signed by the owner or a court authorizing a third party to act on the owner's behalf;

   (2) passwords and encrypted information;

   (3) additional owner verification when appropriate; and

   (4) recorded conversations.

We will not be held liable for refusing a transfer made by a third party when we have a reasonable basis for believing such third party is not authorized to make a transfer on the owner's behalf or we have a reasonable basis for believing the third party is acting in a fraudulent manner.

SPECIAL NOTE ON FREQUENT TRANSFERS

The Separate Account does not accommodate frequent transfers of Contract Value among Subaccounts. When owners or someone on their behalf submit requests to transfer all or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest. Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the contracts (such as the beneficiaries) may be harmed.

The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described in the "Transfers Among the Subaccounts" section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (in particular, "time-zone" arbitrage) that rely on "same-day" processing of transfer requests.

In addition, we will not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Accumulation Unit values. Whether these restrictions apply is determined by the affected Portfolio(s), and although we apply the restrictions uniformly when we receive information from the Portfolio(s), we cannot guarantee that the Portfolio(s) will apply their policies and procedures in a uniform basis.

There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfers may not be restrictive enough to deter owners seeking to engage in abusing market timing strategies.

We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30-day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.

There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the contract level that discriminates among owners; however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your contract.

As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. For example, a Portfolio may assess redemption fees (which we reserve the right to collect) on shares held for a relatively short period of time. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers.

Owners should be aware that we may not have the operational capability to monitor owners' Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the contracts should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

Under rules adopted by the SEC, we are required to enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide promptly, upon request by the Portfolio, certain information to the Portfolio about the trading activity of individual contract owners. Under these circumstances, we may be required to provide your tax identification number or social security number to the Fund and/or its manager. We must then execute any instructions from the Portfolio to restrict or prohibit further purchases or transfers by a specific contract owner of Accumulation Units or Annuity Units of the Subaccount that invests in that Portfolio, where such contract owner has been identified by the Portfolio as having engaged in transactions (indirectly through such Subaccount) that violate policies established for that Portfolio for the purpose of eliminating or reducing any dilution of the value of the outstanding shares of the Portfolio. We will inform any contract owners whose future purchases and transfers of a Subaccount's units have been restricted or prohibited by a Portfolio.

Owners and other persons with material rights under the contracts also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as broker-dealers, retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to transfers that exceed its market timing policies and procedures, it will return the amount to us, and we will credit the amount to the owner as of the Valuation Day of our receipt of the amount. You may realize a loss if the unit value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.

We apply our policies and procedures without exception, waiver, or special arrangement.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund or the Guarantee Account to any combination of other available Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the contract). The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

You may participate in the Dollar Cost Averaging program:

   (1) by electing it on your application; or

   (2) by contacting an authorized sales representative; or

   (3) by calling us at (800) 313-5282.

To use the program, you must transfer at least $100 from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund or interest rate guarantee period with each transfer.

The Dollar Cost Averaging program will begin 30 days after we receive all required forms with your instructions and any necessary purchase payment unless we allow an earlier date. We will discontinue your participation in the Dollar Cost Averaging program:

  . on the business day we receive your request to discontinue the program in writing or by telephone (assuming we have your telephone authorization form on file);

  . when the assets in the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund and/or interest rate guarantee period from which transfers are being made are depleted.

If you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We also reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new interest rate guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period.

There is no additional charge for Dollar Cost Averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers we may allow in a calendar year.

We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason. We also reserve the right to prohibit simultaneous participation in the Dollar Cost Averaging program and Systematic Withdrawal program.

Dollar Cost Averaging is not available if you have elected Income Protector. You may, however, participate in the Defined Dollar Cost Averaging Program, as described below.

Owners considering participating in a Dollar Cost Averaging program should call
(800) 313-5282 or an authorized sales representative to verify the availability of Dollar Cost Averaging.

DEFINED DOLLAR COST AVERAGING PROGRAM

If you have elected Income Protector, you may participate in the Defined Dollar Cost Averaging Program. The Defined Dollar Cost Averaging program permits you to systematically transfer a fixed dollar amount on a monthly basis for twelve months from the Designated Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund to one of the other available Investment Strategy options. The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

You may participate in the Defined Dollar Cost Averaging program only if you elect it when you apply for the contract. To use the program, you must transfer at least $100 from the Subaccount (or Designated Subaccount) investing in the GE Investments Funds, Inc. -- Money Market Fund. If elected at application, the Defined Dollar Cost Averaging program will begin 30 days after the Contract Date. You may accelerate the amount you transfer. You may also terminate the program at any time.

We will discontinue your participation in the Defined Dollar Cost Averaging program at the first instance of one of the following events:

   (1) on the business day we receive your request to discontinue the program in writing or by telephone (assuming we have your telephone authorization form on file);

   (2) when the assets in the Designated Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund are depleted; or

   (3) at the end of the twelfth month following the Contract Date.

Upon termination of the program, any remaining assets in the Designated Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund will be transferred to the specified Investment Strategy option.

There is no additional charge to participate in the Defined Dollar Cost Averaging program. A transfer under this program is not a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers we may allow in a calendar year. Any withdrawals taken from your contract while the Defined Dollar Cost Averaging program is in effect will be applied on a pro rata basis from all investments, including the GE Investments Funds, Inc. -- Money Market Fund. If you request a withdrawal from a specific Portfolio, however, we will terminate your Defined Dollar Cost Averaging program and treat the transfer as a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers we may allow in a calendar year.

We reserve the right to discontinue the Defined Dollar Cost Averaging program or to modify the program at any time and for any reason.

PORTFOLIO REBALANCING PROGRAM

Once your purchase payment has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets among the Subaccounts to return to the percentages specified in your allocation instructions. Your percentage allocations must be in whole percentages. The program does not include allocations to the Guarantee Account. You may elect to participate in the Portfolio Rebalancing program at any time by submitting a completed Portfolio Rebalancing form to our Service Center. You may not participate in the Portfolio Rebalancing program if you have elected Income Protector.

Subsequent changes to your percentage allocations may be made at any time by written or telephone instructions to our Service Center. Once elected, Portfolio Rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue Portfolio Rebalancing. There is no additional charge for using Portfolio Rebalancing, and we do not consider Portfolio Rebalancing a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers permitted in a calendar year. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. We also reserve the right to exclude specific Subaccounts from Portfolio Rebalancing. Portfolio Rebalancing does not guarantee a profit or protect against a loss.

GUARANTEE ACCOUNT INTEREST SWEEP PROGRAM

If the Guarantee Account is available, you may instruct us to transfer interest earned on your assets in the Guarantee Account to the Subaccounts to which you are allocating purchase payments, in accordance with your allocation instructions in effect on the date of the transfer any time before the Annuity Commencement Date. You must specify the frequency of the transfers (either monthly, quarterly, semi-annually, or annually).

The minimum amount in the Guarantee Account required to elect this option is $1,000, but may be reduced at our discretion. The transfers under this program will take place on the last calendar day of each period.

You may participate in the interest sweep program at the same time you participate in either the Dollar Cost Averaging program or the Portfolio Rebalancing program. If any interest sweep transfer is scheduled for the same day as a Portfolio Rebalancing transfer, the interest sweep transfer will be processed first.

We may limit the amount you may transfer from the Guarantee Account to the Subaccounts for any particular allocation. See the "Transfers" provision of this prospectus. We will not process an interest sweep transfer if that transfer would exceed the amount permitted to be transferred.

You may cancel your participation in the interest sweep program at any time by writing or calling our Service Center at the address or telephone number listed on page 1 of this prospectus. We will automatically cancel your participation in the program if your assets in the Guarantee Account are less than $1,000 or such lower amount as we may determine.

There is no additional charge for the interest sweep program. We do not consider interest sweep transfers a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers permitted in a calendar year. This program does not assure a profit or protect against a loss.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS AND PARTIAL WITHDRAWALS

We will allow you to surrender your contract or to partially withdraw a portion of your Contract Value at any time before the Annuity Commencement Date upon your written request, subject to the conditions discussed below.

We will not permit a partial withdrawal that is less than $100 or a partial withdrawal that would reduce your Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

The amount payable on full surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

   (1) your Contract Value (after deduction of any charges for the optional rider(s), if applicable) on the Valuation Day we receive a request for surrender; less

   (2) any applicable surrender charge; less

   (3) any applicable premium tax.

We may pay the Surrender Value in a lump sum or under one of the Optional Payment Plans specified in the contract, based on your instructions.

If you are taking a partial withdrawal, you may indicate, in writing, electronically, or by calling our Service Center, from which Subaccounts or interest rate guarantee periods we are to take your partial withdrawal. If you do not so specify, we will deduct the amount of the partial withdrawal first from the Subaccounts on a pro rata basis in proportion to your assets allocated to the Separate Account. If you elect Income Protector and take a partial withdrawal, we will rebalance Contract Value to the Subaccounts in accordance with the allocation of Contract Value in effect prior to the partial withdrawal, unless you instruct us otherwise. We will deduct any remaining amount from the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) which have been in the Guarantee Account for the longest period of time.

A Portfolio may impose a redemption charge. The charge is retained by or paid to the Portfolio. The charge is not retained by or paid to us. The redemption charge may affect the number and/or value of Accumulation Units withdrawn from the Subaccount that invests in that Portfolio and may affect Contract Value.

When taking a partial withdrawal, any applicable surrender charges and/or applicable premium tax will be taken from the amount withdrawn, unless otherwise requested.

We will delay making a payment if:

   (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

Please remember that a partial withdrawal (including partial withdrawals taken pursuant to the terms of Income Protector) may reduce your death benefit by the proportion that the partial withdrawal (including any applicable surrender charges and premium tax) reduces your Contract Value. See "The Death Benefit" provision of this prospectus.

Partial withdrawals may also be subject to income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. See the "Tax Matters" provision of this prospectus.



SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal program allows you to take Systematic Withdrawals of a specified dollar amount (in equal installments of at least $100) on a monthly, quarterly, semi-annual or annual basis. Your payments can begin at any time after 30 days from the date your contract is issued (unless we allow an earlier date). To participate in the program, your Contract Value initially must be at least $10,000 and you must submit a completed Systematic Withdrawal form to our Service Center. You can obtain the form from an authorized sales representative or from our Service Center.

Your Systematic Withdrawals in a contract year may not exceed the amount which is not subject to a surrender charge. See the "Surrender Charge" provision of this prospectus. We will deduct the Systematic Withdrawal amounts first from any gain in the contract and then from purchase payments made. You may provide specific instructions as to the Subaccounts and/or interest rate guarantee periods from which we are to take the Systematic Withdrawals. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by canceling Accumulation Units on a pro rata basis from all of the Subaccounts in which you have an interest. To the extent that your assets in the Subaccounts are not sufficient to accomplish the withdrawal, we will take the remaining amount of the withdrawal from any assets you have in the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including interest credited to such amounts) that have been in the Guarantee Account for the longest period of time.

After your Systematic Withdrawals begin, you may change the frequency and/or amount of your payments subject to the following:

   (1) you may request only one such change in a calendar quarter; and

   (2) if you did not elect the maximum amount you could withdraw under this program at the time you elected the current series of Systematic Withdrawals, then you may increase the remaining payments up to the maximum amount.

A Systematic Withdrawal program will terminate automatically when a Systematic Withdrawal would cause the remaining Contract Value to be less than $1,000. If a Systematic Withdrawal would cause the Contract Value to be less than $1,000, then we will not process that Systematic Withdrawal transaction. You may discontinue Systematic Withdrawals at any time by notifying us in writing at our Service Center or by telephone. You may request that we pay any remaining payments in a lump sum. See the "Requesting Payments" provision of this prospectus.

Each Systematic Withdrawal is subject to federal income taxes on any portion considered gain for tax purposes. In addition, you may be assessed a 10% IRS penalty tax on Systematic Withdrawals if you are under age 59 1/2 at the time of the withdrawal.

Both partial withdrawals at your specific request and withdrawals under a Systematic Withdrawal program will count toward the limit of the amount that you may withdraw free of any surrender charges in any contract year under the free withdrawal privilege. See the "Surrender Charge" provision of this prospectus. In addition, if you elect Income Protector, partial withdrawals and withdrawals under a Systematic Withdrawal program may also reduce the amount of the guaranteed minimum withdrawal benefit you are eligible to receive under the terms of the rider. See the "Income Protector" provision below. Partial withdrawals under a Systematic Withdrawal program may also reduce your death benefit. See "The Death Benefit" provision of this prospectus. Your Systematic Withdrawal amount may be affected if you take an additional partial withdrawal.

There is no charge for participation in the Systematic Withdrawal program, however, we reserve the right to prohibit participation in Systematic Withdrawal and Dollar Cost Averaging programs at the same time. We also reserve the right to discontinue and/or modify the Systematic Withdrawal program upon 30 days written notice to owners.

INCOME PROTECTOR

Income Protector provides guaranteed withdrawals for the life of the Annuitant(s), based on purchase payments made in the first contract year, with upside potential, provided you meet certain conditions. First, you must allocate all purchase payments and Contract Value to the prescribed Investment Strategy. You must also limit total Gross Withdrawals in each Benefit Year to an amount no greater than the Withdrawal Limit. Then, you will be eligible to receive total Gross Withdrawals in each Benefit Year equal to the Withdrawal Limit until the last death of an Annuitant.

You may purchase Income Protector with or without the Principal Protection Death Benefit. The Principal Protection Death Benefit is a feature available only with Income Protector. It cannot be elected separately from Income Protector. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. If you purchase Income Protector with the Principal Protection Death Benefit, a charge will be assessed for the Principal Protection Death Benefit that is in addition to the charge for the guaranteed minimum withdrawal benefit under the rider.

Income Protector is designed for an investor seeking a minimum lifetime income benefit, with upside potential, and who is comfortable with certain investment restrictions and withdrawal limits. Investors that may need annual income greater than the calculated Withdrawal Limit or who cannot adhere to the stated investment restrictions should carefully consider whether Income Protector is an appropriate investment choice. In addition, investors that have significant assets, and who are unconcerned with depleting those assets in retirement, may also want to consider other options. Investors should read the contract and prospectus carefully and should consult with a financial and tax adviser before purchasing the contract and any rider.

THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT PROVIDED UNDER THE RIDER MAY BE REDUCED OR LOST BASED ON THE WITHDRAWALS YOU TAKE FROM THE CONTRACT. FOR EXAMPLE, YOUR GUARANTEED MINIMUM WITHDRAWAL BENEFIT WILL BE REDUCED IF YOU TAKE EXCESS WITHDRAWALS IN A BENEFIT YEAR. SEE THE "IMPACT OF WITHDRAWALS" PROVISION BELOW. YOU WILL ALSO LOSE THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT IF YOU ANNUITIZE OR SURRENDER THE CONTRACT OR IF YOU ELECT TO TERMINATE THE RIDER ON ANY CONTRACT ANNIVERSARY ON OR AFTER THE SEVENTH CONTRACT ANNIVERSARY. IN ADDITION, IF, AFTER A WITHDRAWAL, (I) YOUR CONTRACT VALUE IS LESS THAN THE AMOUNT REQUIRED TO KEEP YOUR CONTRACT IN EFFECT OR IF YOUR CONTRACT VALUE IS LESS THAN OR EQUAL TO 13/12 MULTIPLIED BY THE MOST RECENTLY CALCULATED WITHDRAWAL LIMIT AND (II) YOUR WITHDRAWAL LIMIT IS LESS THAN $100, YOU WILL NO LONGER

RECEIVE LIFETIME PAYMENTS OF YOUR GUARANTEED MINIMUM WITHDRAWAL BENEFIT. INSTEAD, YOU COULD RECEIVE, AT LEAST, A LUMP SUM EQUAL TO THE PRESENT VALUE OF FUTURE LIFETIME PAYMENTS IN THE AMOUNT OF THE WITHDRAWAL LIMIT.


CERTAIN QUALIFIED CONTRACTS HAVE WITHDRAWAL RESTRICTIONS THAT MAY PREVENT YOU FROM TAKING WITHDRAWALS BEFORE AGE 591/2 WITH LIMITED EXCEPTIONS. CONSULT A TAX ADVISER BEFORE PURCHASING INCOME PROTECTOR IN CONNECTION WITH A QUALIFIED CONTRACT.


THE PRINCIPAL PROTECTION DEATH BENEFIT PROVIDED UNDER THE RIDER, IF ELECTED, WILL BE REDUCED AND MAY BE LOST BASED ON WITHDRAWALS YOU TAKE FROM THE CONTRACT. YOU WILL ALSO LOSE THE PRINCIPAL PROTECTION DEATH BENEFIT IF YOU ANNUITIZE OR SURRENDER THE CONTRACT OR IF YOU ELECT TO TERMINATE THE RIDER ON ANY CONTRACT ANNIVERSARY ON OR AFTER THE SEVENTH CONTRACT ANNIVERSARY.

Income Protector and the Principal Protection Death Benefit may not be available in all markets. We reserve the right to discontinue offering Income Protector and the Principal Protection Death Benefit at any time and for any reason. If you wish to elect Income Protector, with or without the Principal Protection Death Benefit, you must do so at the time of application. Income Protector, with or without the Principal Protection Death Benefit, may be purchased with the Annual Step-Up Death Benefit Rider.

References to Income Protector include a rider issued with or without the Principal Protection Death Benefit, as applicable, unless stated otherwise.

You may terminate this rider without terminating the contract on any contract anniversary on or after the seventh contract anniversary.

INVESTMENT STRATEGY FOR INCOME PROTECTOR. In order to receive the full benefit provided by Income Protector, you must invest all purchase payments and allocations in accordance with a prescribed Investment Strategy.

The Investment Strategy options available on your contract may include Designated Subaccounts and/or asset allocation models. The composition of the Investment Strategy may change from time to time. Any change to the composition of the Investment Strategy will be communicated to you in writing prior to the contract anniversary date. Changes to the Investment Strategy may include the addition of Designated Subaccounts or asset allocation models, the removal of one or more Designated Subaccounts or asset allocation models, or the removal of all Designated Subaccounts or all asset allocation models. Changes to the Investment Strategy will apply upon reset, as described in the "Maximum Anniversary Value and Reset" provision below.

If the Investment Strategy changes, and you do not, thereafter, reset your benefit, you may have assets allocated to the Investment Strategy prescribed at the time the contract was issued. Therefore, you may have assets allocated to an Investment Strategy that is different than the Investment Strategy described in this prospectus. Your ability to choose different Investment Strategies is limited, as described below.

The current Investment Strategy for Income Protector includes six Designated Subaccounts. Under this Investment Strategy, contract owners may allocate assets to one or more of the Designated Subaccounts.


When you apply for the contract, you may elect to participate in the Defined Dollar Cost Averaging program, which permits the owner to systematically transfer a fixed dollar amount on a monthly basis for twelve months from the Designated Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund to one or more of the available Designated Subaccounts. The Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund is only available as a Designated Subaccount only if you purchased Income Protector and are participating in the Defined Dollar Cost Averaging program. For more information about the Defined Dollar Cost Averaging program and the Subaccounts comprising each of the Designated Subaccounts, please see the "Defined Dollar Cost Averaging Program" and "Subaccounts" provisions of this prospectus.


On a monthly basis, we will rebalance your Contract Value to the Subaccounts in accordance with the percentages that you have chosen to invest in the Designated Subaccounts. In addition, we will also rebalance your Contract Value on any Valuation Day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of Contract Value, unless you instruct us otherwise. If you are participating in the Defined Dollar Cost Averaging program, rebalancing will not affect the assets allocated to the Designated Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund. YOUR ALLOCATION INSTRUCTIONS MUST ALWAYS COMPLY WITH THE INVESTMENT STRATEGY.

Shares of a Portfolio may become unavailable under the contract for new purchase payments, transfers and asset rebalancing. As a result, shares of a Portfolio may also become unavailable under your Investment Strategy. Investment Strategies may be modified to respond to such events by removing unavailable Portfolios and adding new Portfolios as appropriate. Because such changes may affect your allocation instructions, you will need to provide updated allocation instructions to comply with the modified Investment Strategy. If you do not provide updated allocation instructions, any subsequent purchase payments or transfers requesting payment to an unavailable Portfolio will be considered not in good order. Assets will remain invested as allocated at the time the Portfolio became unavailable, except in a situation where the affected Portfolio is removed. In that case, the assets that were invested in the removed Portfolio will be invested in a new Portfolio consistent with SEC precedent (appropriate no-action relief, substitution order, etc.).

Periodic rebalancing to unavailable Portfolios will cease until we receive updated allocation instructions that comply with the modified Investment Strategy.

Under the current Investment Strategy for Income Protector, owners may allocate assets to one or more of the following Designated Subaccounts:

   BlackRock Variable Series Funds, Inc. -- BlackRock Global Allocation V.I. Fund -- Class III Shares;

   GE Investments Funds, Inc. -- Total Return Fund --  Class 3 Shares;

   Genworth Variable Insurance Trust -- Genworth 40/60 Index Allocation Fund -- Service Shares;

   Genworth Variable Insurance Trust -- Genworth 60/40 Index Allocation Fund -- Service Shares;

   Genworth Variable Insurance Trust -- Genworth Growth Allocation Fund -- Service Shares; and/or

   Genworth Variable Insurance Trust -- Genworth Moderate Allocation Fund -- Service Shares.

Contract owners may elect to participate in the Defined Dollar Cost Averaging program when they apply for the contract. Defined Dollar Cost Averaging permits the owner to systematically transfer a fixed dollar amount on a monthly basis for twelve months from the Designated Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund to one or more of the available Designated Subaccounts. The Designated Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund is only available as part of the Defined Dollar Cost Averaging program.

WITHDRAWAL LIMIT. The Withdrawal Limit is calculated on each Valuation Day. The Withdrawal Limit is the benefit base multiplied by the Withdrawal Factor.

The Withdrawal Factor is based on the age of the younger Annuitant. The Withdrawal Factor will be fixed on the earlier of the Valuation Day of the first withdrawal and the Valuation Day the Contract Value is less than 13/12 multiplied by the most recently calculated Withdrawal Limit.

The Withdrawal Factor percentages are as follows:

 AGE OF    SINGLE     JOINT
 YOUNGER  ANNUITANT ANNUITANT
ANNUITANT CONTRACT  CONTRACT
-----------------------------
  50-54     3.0%      2.75%
  55-59     4.0%      3.75%
  60-64     4.5%      4.25%
  65-69     5.0%      4.75%
  70-74     5.5%      5.25%
  75-79     6.0%      5.75%
   80+      7.0%      6.75%
-----------------------------

BENEFIT BASE. The benefit base is an amount used to establish the Withdrawal Limit. The benefit base on the Contract Date is equal to the initial purchase payment. On each Valuation Day, the benefit base is the greatest of the Purchase Payment Benefit Amount, the Roll-Up Value and the Maximum Anniversary Value. The benefit base may change as a result of a purchase payment, withdrawal, or reset as described below.

PURCHASE PAYMENTS. Any purchase payment applied to your contract before the first contract anniversary will adjust your Purchase Payment Benefit Amount as described in the "Purchase Payment Benefit Amount" provision below and may adjust your Roll-Up Value as described in the "Roll-Up Value" provision below. Additional purchase payments made on or after the first contract anniversary will be applied to your Contract Value but will not adjust the Purchase Payment Benefit Amount and/or Roll-Up Value.

ALL PURCHASE PAYMENTS APPLIED TO YOUR CONTRACT WILL ADJUST YOUR PRINCIPAL PROTECTION DEATH BENEFIT (IF APPLICABLE). WE RESERVE THE RIGHT, HOWEVER, TO NOT ADJUST THE PRINCIPAL PROTECTION DEATH BENEFIT FOR PURCHASE PAYMENTS MADE ON OR AFTER THE FIRST CONTRACT ANNIVERSARY. PLEASE SEE THE "IMPORTANT NOTE" PROVISION BELOW, WHICH DISCUSSES THE IMPACT OF NOT ADJUSTING THE PURCHASE PAYMENT BENEFIT AMOUNT, PRINCIPAL PROTECTION DEATH BENEFIT AND/OR ROLL-UP VALUE FOR SUBSEQUENT PURCHASE PAYMENTS.

You must allocate all purchase payments and Contact Value to the Investment Strategy at all times.

PURCHASE PAYMENT BENEFIT AMOUNT. The Purchase Payment Benefit Amount will equal your purchase payments made before the first contract anniversary.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Purchase Payment Benefit Amount will be reduced on a pro-rata basis by the excess amount as described in the "Impact of Withdrawals" provision below.

ROLL-UP VALUE. Your Roll-Up Value on the Contract Date is equal to the amount of your initial purchase payment. We will increase your Roll-Up Value on each day. On any day before and including the first contract anniversary, the Roll-Up Value is equal to the sum of (a) and (b), multiplied by (c), where:

   (a) is the Roll-Up Value on the prior day;

   (b) is any purchase payment(s) made on the prior Valuation Day; and

   (c) is the daily roll-up factor.

On any day after the after the first contract anniversary, the Roll-Up Value is equal to (a) multiplied by (b), where:

   (a) is the Roll-Up Value on the prior day; and

   (b) is the daily roll-up factor.

The daily roll-up factor is 1.000159654, which is the equivalent of an annual percentage rate of 6% with compound interest.

The Roll-Up Value will continue to increase until the date of the first withdrawal or the tenth anniversary of the Contract Date. The Roll-Up Value will not increase after this date.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Roll-Up Value will be reduced on a pro-rata basis by the excess amount as described in the "Impact of Withdrawals" provision below. The Roll-Up Value will not increase after this date.

MAXIMUM ANNIVERSARY VALUE AND RESET. The Maximum Anniversary Value on the Contract Date is equal to the initial purchase payment. On each contract anniversary, if the Contract Value is greater than the current Maximum Anniversary Value, the Maximum Anniversary Value will be increased to the Contract Value. If this day is not a Valuation Day, this reset will occur on the next Valuation Day.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Maximum Anniversary Value will be reduced on a pro-rata basis by the excess amount as described in the "Impact of Withdrawals" provision below.

On the Valuation Day we reset your Maximum Anniversary Value, we will reset the Investment Strategy to the current Investment Strategy and reset the charges for this rider. For Income Protector without the Principal Protection Death Benefit, the new charges, which may be higher than your previous charges, will never exceed 2.50% of the benefit base. For Income Protector with the Principal Protection Death Benefit, the new charges, which may be higher than your previous charges, will never exceed 2.50% of the benefit base PLUS 1.00% of the value of the Principal Protection Death Benefit. Resets will occur automatically unless such automatic resets are or have been terminated.

Any change to the charges or to the required Investment Strategy for this rider will be communicated to you in writing prior to the contract anniversary date. Upon reset, these changes will apply. THE RESET PROVISION IS NOT AVAILABLE ON OR AFTER THE LATEST PERMITTED ANNUITY COMMENCEMENT DATE.

Automatic resets will continue until and unless:

   (a) the owner (or owners) submits a written request to our Service Center to terminate automatic resets (such a request must be received at least 15 days prior to the contract anniversary date);

   (b) the Investment Strategy changes, allocations are affected, and we do not receive confirmation of new allocations from you at our Service Center;

   (c) income payments begin via annuitization; or

   (d) ownership of the contract changes.

If automatic resets have terminated, you may later reinstate automatic resets for any future contract anniversary by submitting a written request to do so; provided you are following the Investment Strategy and income payments have not begun.

PLEASE NOTE THAT AN AUTOMATIC RESET WILL OCCUR ON A CONTRACT ANNIVERSARY IF CONTRACT VALUE IS EVEN NOMINALLY HIGHER THAN THE MAXIMUM ANNIVERSARY VALUE (E.G., AS LITTLE AS $1.00 HIGHER) AND, THEREFORE, AN AUTOMATIC RESET MAY NOT BE IN YOUR BEST INTEREST BECAUSE: (I) THE CHARGES FOR THIS RIDER MAY BE HIGHER THAN YOUR PREVIOUS CHARGES AND (II) THE INVESTMENT STRATEGY WILL BE RESET TO THE CURRENT INVESTMENT STRATEGY (THE INVESTMENT STRATEGY OFFERED ON THE RESET
DATE). PLEASE CAREFULLY CONSIDER THE IMPACT OF AUTOMATIC RESETS WHEN YOU ELECT INCOME PROTECTOR AND WHILE THE RIDER IS IN EFFECT. AS INDICATED ABOVE, YOU MAY TERMINATE THE AUTOMATIC RESET FEATURE OF THE RIDER AT ANY TIME BY SUBMITTING A WRITTEN REQUEST TO US AT OUR SERVICE CENTER AT LEAST 15 DAYS PRIOR TO THE CONTRACT ANNIVERSARY DATE.

IMPORTANT NOTE. WE DO NOT ADJUST THE PURCHASE PAYMENT BENEFIT AMOUNT OR ROLL-UP VALUE FOR ANY PURCHASE PAYMENTS RECEIVED ON OR AFTER THE FIRST CONTRACT ANNIVERSARY. IN ADDITION, WE RESERVE THE RIGHT TO NOT ADJUST THE PRINCIPAL PROTECTION DEATH BENEFIT (IF APPLICABLE) FOR PURCHASE PAYMENTS MADE ON OR AFTER THE FIRST CONTRACT ANNIVERSARY.

Before making purchase payments that do not increase the Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable) or Roll-Up Value, you should consider that: (i) the guaranteed amounts provided by the Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable) and Roll-Up Value will not include such purchase payments; and (ii) this rider may not make sense for you if you intend to make subsequent purchase payments that will not increase the Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable) and Roll-Up Value.

IMPACT OF WITHDRAWALS. If a Gross Withdrawal PLUS all prior Gross Withdrawals within a Benefit Year is in excess of the Withdrawal Limit, your Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable), Roll-Up Value, and Maximum Anniversary Value will be recalculated to reflect a pro-rata reduction for each dollar that is in excess of your Withdrawal Limit. Your new Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable), Roll-Up Value and Maximum Anniversary Value after such a withdrawal will be calculated by multiplying each of (a) by (b), divided by
(c), where:

   (a) is the Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable), Roll-Up Value and Maximum Anniversary Value before the Gross Withdrawal;

   (b) is the Contract Value after the Gross Withdrawal; and

   (c) is the Contract Value before the Gross Withdrawal reduced by any remaining Withdrawal Limit.

For purposes of (c) above, "any remaining Withdrawal Limit" is the Gross Withdrawal that could have been taken without exceeding the Withdrawal Limit.

When requesting an excess withdrawal, we will attempt to contact you or your representative to confirm that you understand the implications of the excess withdrawal and would like to proceed with the request.

If the total Gross Withdrawals in a Benefit Year are less than or equal to the Withdrawal Limit, we will waive any surrender charge on the Gross Withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS. If the required minimum distribution amount, attributable to the contract value, calculated for a calendar year ("RMD amount"), exceeds the Withdrawal Limit for the Benefit Year within which the calendar year begins ("current Benefit Year"), the excess, if distributed, will not be treated as an excess withdrawal for the current Benefit Year. If the RMD amount is not distributed in the current Benefit Year, the lesser of amount (a) or (b), if distributed, will not be treated as an excess withdrawal for the subsequent Benefit Year, where:

   (a) is the difference between the RMD amount and the sum of withdrawals made during the current Benefit Year; and

   (b) is the difference between the RMD amount and the Withdrawal Limit for the current Benefit Year.

As used in this provision, the RMD amount shall not exceed the RMD amount calculated under the Code and regulations issued thereunder, as in effect on the Contract Date. The RMD amount for a Joint Annuitant for years after the year of death of the Annuitant shall be determined under the life expectancy method as provided in the Code and regulations issued thereunder, as in effect on the Contract Date.

You should carefully manage withdrawals because excess withdrawals will have adverse consequences on the benefits provided under Income Protector, particularly in down markets. Over the period of time during which you take withdrawals, there is the risk that you may need funds in excess of the Withdrawal Limit and, if you do not have other sources of income available, you may need to take (excess) withdrawals that will reduce your Purchase Payment Benefit Amount, the Principal Protection Death Benefit (if applicable), your Roll-Up Value and your Maximum Anniversary Value (and, consequently, your Withdrawal Limit).

You also should carefully consider when to begin taking withdrawals if you elected Income Protector. The longer you wait before beginning to take withdrawals, the higher the Withdrawal Factor will be, which is one of the components used to determine the amount of your Withdrawal Limit. If you delay taking withdrawals too long, however, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

YOUR CONTRACT VALUE AFTER TAKING A WITHDRAWAL MAY BE LESS THAN THE AMOUNT REQUIRED TO KEEP YOUR CONTRACT IN EFFECT. IN THIS EVENT, OR IF YOUR CONTRACT VALUE IS LESS THAN OR EQUAL TO 13/12 MULTIPLIED BY THE MOST RECENTLY CALCULATED WITHDRAWAL LIMIT, THE FOLLOWING WILL OCCUR:

  . IF THE WITHDRAWAL LIMIT IS LESS THAN $100, WE WILL PAY YOU THE GREATEST OF THE FOLLOWING:

     (A) THE CONTRACT VALUE;

     (B) A LUMP SUM EQUAL TO THE PRESENT VALUE OF FUTURE LIFETIME PAYMENTS IN THE AMOUNT OF THE WITHDRAWAL LIMIT CALCULATED USING THE 2000 ANNUITY MORTALITY TABLE AND AN INTEREST RATE OF 3%; AND

     (C) THE PRINCIPAL PROTECTION DEATH BENEFIT (IF APPLICABLE).

  . IF THE WITHDRAWAL LIMIT IS GREATER THAN OR EQUAL TO $100, WE WILL BEGIN INCOME PAYMENTS. WE WILL MAKE PAYMENTS OF A FIXED AMOUNT FOR THE LIFE OF THE

    ANNUITANT OR, IF THERE ARE JOINT ANNUITANTS, THE LAST SURVIVING ANNUITANT.
     THE FIXED AMOUNT PAYABLE ANNUALLY WILL EQUAL THE MOST RECENTLY CALCULATED WITHDRAWAL LIMIT. WE WILL MAKE PAYMENTS MONTHLY OR ON ANOTHER PERIODIC BASIS AGREED BY US. IF THE MONTHLY AMOUNT IS LESS THAN $100, WE WILL REDUCE THE FREQUENCY SO THAT THE PAYMENT WILL BE AT LEAST $100. THE PRINCIPAL PROTECTION DEATH BENEFIT (IF APPLICABLE) WILL CONTINUE UNDER THIS PROVISION. THE PRINCIPAL PROTECTION DEATH BENEFIT WILL BE REDUCED BY EACH PAYMENT. THE PRINCIPAL PROTECTION DEATH BENEFIT, IF ANY, WILL BE PAYABLE ON THE DEATH OF THE LAST SURVIVING ANNUITANT.

     FOR PURPOSES OF THIS PROVISION, THE FIRST ANNUITY YEAR IS THE PERIOD OF TIME BETWEEN THE DATE WE BEGIN INCOME PAYMENTS AND THE NEXT CONTRACT ANNIVERSARY. SUBSEQUENT ANNUITY YEARS ARE THE ONE-YEAR PERIODS BEGINNING ON EACH CONTRACT ANNIVERSARY. INCOME PAYMENTS IN THE FIRST ANNUITY YEAR ARE ADJUSTED FOR WITHDRAWALS TAKEN SINCE THE LAST CONTRACT ANNIVERSARY. THE TOTAL OF ALL INCOME PAYMENTS MADE IN THE FIRST ANNUITY YEAR WILL EQUAL THE GREATER OF ZERO AND (A) MINUS (B), WHERE:

         (A) IS THE MOST RECENTLY CALCULATED WITHDRAWAL LIMIT; AND

         (B) IS ANY WITHDRAWAL(S) MADE SINCE THE LAST CONTRACT ANNIVERSARY.

PRINCIPAL PROTECTION DEATH BENEFIT. You may purchase Income Protector with the Principal Protection Death Benefit. The Principal Protection Death Benefit is a feature available only with Income Protector. It cannot be elected separately from Income Protector.

The Principal Protection Death Benefit is used to determine the death benefit, if any, payable under the contract and rider as described in the "Death Provisions" section below. The Principal Protection Death Benefit on the Contract Date is equal to the initial purchase payment. Purchase payments in a Benefit Year increase the Principal Protection Death Benefit. We reserve the right to not adjust the Principal Protection Death Benefit for purchase payments made on or after the first contract anniversary. The Principal Protection Death Benefit, if any, will be payable on the death of the last surviving Annuitant.

Gross Withdrawals in a Benefit Year decrease the Principal Protection Death Benefit. If a Gross Withdrawal plus all prior Gross Withdrawals within a Benefit Year is less than or equal to the Withdrawal Limit, the Principal Protection Death Benefit will be reduced by the Gross Withdrawal. If a Gross Withdrawal plus all prior Gross Withdrawals within a Benefit Year is in excess of the Withdrawal Limit, your Principal Protection Death Benefit will be reduced on a pro-rata basis for each dollar that is in excess of your Withdrawal Limit, as described in the "Impact of Withdrawals" provision above.

At the death of the last surviving Annuitant, a death benefit may be payable under this contract and rider. The amount of any death benefit payable will be the greatest of (a), (b) and (c), where:

   (a) is the death benefit as calculated under the base contract;

   (b) is the Principal Protection Death Benefit (if applicable); and

   (c) is any amount payable by any other optional death benefit rider (if applicable).

DEATH PROVISIONS. At the death of any Annuitant, a death benefit may be payable under the contract. The death benefit payable, if any, will be paid according to the distribution rules under the contract.


If the designated beneficiary is a surviving spouse who is an Annuitant and who elects to continue the contract as the owner, this rider will continue. Please note, however, that under federal tax law, only a "spouse" as defined under the Federal Defense of Marriage Act is permitted to continue the rider without taking required distributions upon the death of the owner. The Purchase Payment Benefit Amount, Principal Protection Death Benefit (if applicable), Roll-Up Value and Maximum Anniversary Value will be the same as it was under the contract for the deceased owner. If no withdrawals were taken prior to the first Valuation Day we receive due proof of death and all required forms at our Service Center, the Withdrawal Factor for the surviving spouse will be established based on the age of the surviving spouse on the date of the first Gross Withdrawal for the surviving spouse. Otherwise, the Withdrawal Factor will continue as it was under the contract for the deceased owner.


Proceeds that were transferred to the GE Investments Funds, Inc. -- Money Market Fund upon the death of the owner will be reallocated to the Investment Strategy and the asset percentages then in effect at the time of the death of the owner. Such reallocations will not be counted as a transfer for the purpose of the number of transfers allowed under the contract in a calendar year.

If the designated beneficiary is not an Annuitant, the rider and the rider charges will terminate. The charges for this rider will be calculated, pro rata, and deducted.

CONSIDERATIONS. While the rider is designed to provide life-time withdrawal benefits, these benefits are only guaranteed to the extent you comply with the limits, conditions and restrictions set forth in the contract.

RIDER CHARGE. We assess a charge for the guaranteed minimum withdrawal benefit provided by the rider. The charge for the guaranteed minimum withdrawal benefit is calculated quarterly as a percentage of the benefit base, as defined and determined under the rider, and deducted quarterly from the Contract Value. Please note that, if your benefit base increases, the amount deducted from your Contract Value will increase.

If you purchase Income Protector with the Principal Protection Death Benefit, a charge will be assessed for the Principal Protection Death Benefit that is in addition to the charge for the guaranteed minimum withdrawal benefit under the rider. The charge for the Principal Protection Death Benefit is calculated quarterly as a percentage of the value of the Principal Protection Death Benefit, as defined and determined under the rider, and deducted quarterly from the Contract Value. Please note that, if the value of the Principal Protection Death Benefit increases through additional purchase payments, the amount deducted from your Contract Value will increase. The charge for the Principal Protection Death Benefit is higher if any annuitant is age 71 or older at the time of application.

If you reset your benefits under the rider, we will reset the charges for the rider, which may be higher than your previous charges.

We currently assess the following charges for the rider, calculated and deducted as described above:

Income Protector without the Principal Protection Death Benefit
     Single or Joint Annuitant Contract  1.10% of benefit base
---------------------------------------------------------------------

Income Protector with the Principal Protection Death Benefit --
 Annuitant Age 50-70
     Single or Joint Annuitant Contract  1.10% of benefit base PLUS
                                         0.20% of value of Principal
                                         Protection Death Benefit
---------------------------------------------------------------------

Income Protector with the Principal Protection Death Benefit --
 Annuitant Age 71-85
     Single or Joint Annuitant Contract  1.10% of benefit base PLUS
                                         0.50% of value of Principal
                                         Protection Death Benefit
---------------------------------------------------------------------

The charges for Income Protector without the Principal Protection Death Benefit will never exceed 2.50% of benefit base. The charges for Income Protector with the Principal Protection Death Benefit will never exceed 2.50% of benefit base PLUS 1.00% of the value of the Principal Protection Death Benefit.

On the day the rider and/or the contract terminates, the charges for this rider will be calculated, pro rata, and deducted.

Please note that you will begin paying the rider charge (including the applicable charge associated with the Principal Protection Death Benefit if you have elected that option) as of the date the rider takes effect, even if you do not begin taking withdrawals under the rider for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider; nor will we refund charges if the Principal Protection Death Benefit feature under a contract does not pay out.

WHEN THE RIDER IS EFFECTIVE

If available, Income Protector and the Principal Protection Death Benefit must be elected at application. The rider will remain in effect while the contract is in force and before the Annuity Commencement Date. You may terminate this rider (without terminating the contract) on any contract anniversary on or after the seventh contract anniversary. Otherwise this rider and the corresponding charges will terminate on the Annuity Commencement Date.

At any time before the Annuity Commencement Date, you can elect to annuitize under current annuity rates in lieu of continuing Income Protector. This may provide a higher income amount and/or more favorable tax treatment than payments made under this rider.

CHANGE OF OWNERSHIP

You may assign the benefits provided under this rider. The Annuitants will not change if you assign the benefits. We must be notified in writing if you assign the benefits of this rider.

ISSUE AGE

This rider is only available if all Annuitants are no younger than age 50 and no older than age 85 on the Contract Date.

GENERAL PROVISIONS

For purposes of this rider:

  . A non-natural entity owner must name an Annuitant and may name the Annuitant's spouse/civil union partner as a Joint Annuitant.

  . An individual (natural person) owner must also be an Annuitant and may name his/her spouse/civil union partner as Joint Annuitant at issue.

  .  A joint owner must be the owner's spouse/civil union partner.

  . If you marry after issue, you may add your spouse as a joint owner and Joint Annuitant or as a Joint Annuitant only, provided that we receive the request to add the spouse/civil union partner as a joint owner/Joint Annuitant with satisfactory proof of marriage within one year of the date of marriage and the Joint Annuitant meets the age requirements of the contract and any optional riders at the time we receive the request in good order.


  . Under federal tax law, civil union partners and same-sex spouses are not permitted to continue the contract without taking required distributions upon the death of an owner. Therefore, even if named a joint owner/Joint Annuitant, a same-sex spouse or civil union partner will have to take required distributions upon the death of the other joint owner/Joint Annuitant. See the "Distribution Rules" provision of this prospectus. Consult a tax adviser before purchasing the rider under these circumstances.

EXAMPLES

The following examples show how Income Protector works based on hypothetical values. The examples are for illustrative purposes only and are not intended to depict investment performance of the contract and, therefore, should not be relied upon in making a decision to invest in the rider or contract. The examples assume current rider charges for all periods shown. If an owner resets the benefits under the rider, we reset the charges for the rider, which may be higher than the previous charges. Higher rider charges would produce lower values in the examples.

This example assumes:

   (1) the owner, who is also the Annuitant, purchases the contract with $100,000 and elects Income Protector without the Principal Protection Death Benefit;

   (2) the owner makes no additional purchase payments;

   (3) the owner is age 56 at issue, waits until after reaching age 65 before taking a withdrawal, and has a Withdrawal Factor of 5%;

   (4) the Roll-Up Value increases for ten years;

   (5) the contract earns a net return of -2% before rider charges are deducted; and

   (6) the owner dies upon reaching age 90.

                                                             PURCHASE
                                           CONTRACT VALUE -   PAYMENT     MAXIMUM
                               WITHDRAWALS  END OF YEAR -     BENEFIT   ANNIVERSARY   ROLL-UP                     DEATH
  AGE -      CONTRACT VALUE -    TAKEN -     AFTER RIDER     AMOUNT -     VALUE -     VALUE -   BENEFIT BASE -  BENEFIT -
END OF YEAR  BEGINNING OF YEAR END OF YEAR     CHARGES      END OF YEAR END OF YEAR END OF YEAR  END OF YEAR   END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
    56           $100,000        $    0        $96,868       $100,000    $100,000    $106,000      $106,000     $100,000
    57             96,868             0         93,730        100,000     100,000     112,360       112,360      100,000
    58             93,730             0         90,583        100,000     100,000     119,102       119,102      100,000
    59             90,583             0         87,422        100,000     100,000     126,248       126,248      100,000
    60             87,422             0         84,244        100,000     100,000     133,823       133,823      100,000
    61             84,244             0         81,044        100,000     100,000     141,852       141,852      100,000
    62             81,044             0         77,817        100,000     100,000     150,363       150,363      100,000
    63             77,817             0         74,557        100,000     100,000     159,385       159,385      100,000
    64             74,557             0         71,261        100,000     100,000     168,948       168,948      100,000
    65             71,261         8,954         58,969        100,000     100,000     179,085       179,085       86,817
    66             58,969         8,954         46,880        100,000     100,000     179,085       179,085       72,894
    67             46,880         8,954         34,993        100,000     100,000     179,085       179,085       58,042
    68             34,993         8,954         23,344        100,000     100,000     179,085       179,085       41,950
    69             23,344         8,954         11,927        100,000     100,000     179,085       179,085       23,962
    70             11,927         8,954            740        100,000     100,000     179,085       179,085        1,828
    71                740         8,954              0        100,000     100,000     179,085       179,085            0
    72                  0         8,954              0        100,000     100,000     179,085       179,085            0
    73                  0         8,954              0        100,000     100,000     179,085       179,085            0
    74                  0         8,954              0        100,000     100,000     179,085       179,085            0
    75                  0         8,954              0        100,000     100,000     179,085       179,085            0
    76                  0         8,954              0        100,000     100,000     179,085       179,085            0
    77                  0         8,954              0        100,000     100,000     179,085       179,085            0
    78                  0         8,954              0        100,000     100,000     179,085       179,085            0
    79                  0         8,954              0        100,000     100,000     179,085       179,085            0
    80                  0         8,954              0        100,000     100,000     179,085       179,085            0
    81                  0         8,954              0        100,000     100,000     179,085       179,085            0
    82                  0         8,954              0        100,000     100,000     179,085       179,085            0
    83                  0         8,954              0        100,000     100,000     179,085       179,085            0
    84                  0         8,954              0        100,000     100,000     179,085       179,085            0
    85                  0         8,954              0        100,000     100,000     179,085       179,085            0
    86                  0         8,954              0        100,000     100,000     179,085       179,085            0
    87                  0         8,954              0        100,000     100,000     179,085       179,085            0
    88                  0         8,954              0        100,000     100,000     179,085       179,085            0
    89                  0         8,954              0        100,000     100,000     179,085       179,085            0
    90                  0         8,954              0        100,000     100,000     179,085       179,085            0
--------------------------------------------------------------------------------------------------------------------------

This example assumes:

   (1) the owner, who is also the Annuitant, purchases the contract with $100,000 and elects Income Protector without the Principal Protection Death Benefit;

   (2) the owner makes no additional purchase payments;

   (3) the owner is age 56 at issue, waits until after reaching age 65 before taking a withdrawal, and has a Withdrawal Factor of 5%;

   (4) the Roll-Up Value increases for ten years;

   (5) the contract earns a net return of 8% before rider charges are deducted; and

   (6) the owner dies upon reaching age 90.

                                                             PURCHASE
                                           CONTRACT VALUE -   PAYMENT     MAXIMUM
                               WITHDRAWALS  END OF YEAR -     BENEFIT   ANNIVERSARY   ROLL-UP                     DEATH
  AGE -      CONTRACT VALUE -    TAKEN -     AFTER RIDER     AMOUNT -     VALUE -     VALUE -   BENEFIT BASE -  BENEFIT -
END OF YEAR  BEGINNING OF YEAR END OF YEAR     CHARGES      END OF YEAR END OF YEAR END OF YEAR  END OF YEAR   END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
    56           $100,000        $     0       $106,826      $100,000    $100,000    $106,000      $106,000     $106,826
    57            106,826              0        114,127       100,000     106,826     112,360       112,360      114,127
    58            114,127              0        121,938       100,000     114,127     119,102       119,102      121,938
    59            121,938              0        130,291       100,000     121,938     126,248       126,248      130,291
    60            130,291              0        139,225       100,000     130,291     133,823       133,823      139,225
    61            139,225              0        148,777       100,000     139,225     141,852       141,852      148,777
    62            148,777              0        158,990       100,000     148,777     150,363       150,363      158,990
    63            158,990              0        169,908       100,000     158,990     159,385       159,385      169,908
    64            169,908              0        181,576       100,000     169,908     168,948       169,908      181,576
    65            181,576          9,079        184,967       100,000     181,576     179,085       181,576      184,967
    66            184,967          9,248        188,421       100,000     184,967     179,085       184,967      188,421
    67            188,421          9,421        191,940       100,000     188,421     179,085       188,421      191,940
    68            191,940          9,597        195,525       100,000     191,940     179,085       191,940      195,525
    69            195,525          9,776        199,176       100,000     195,525     179,085       195,525      199,176
    70            199,176          9,959        202,896       100,000     199,176     179,085       199,176      202,896
    71            202,896         10,145        206,685       100,000     202,896     179,085       202,896      206,685
    72            206,685         10,334        210,545       100,000     206,685     179,085       206,685      210,545
    73            210,545         10,527        214,477       100,000     210,545     179,085       210,545      214,477
    74            214,477         10,724        218,482       100,000     214,477     179,085       214,477      218,482
    75            218,482         10,924        222,562       100,000     218,482     179,085       218,482      222,562
    76            222,562         11,128        229,239       100,000     222,562     179,085       222,562      229,239
    77            229,239         11,462        236,117       100,000     229,239     179,085       229,239      236,117
    78            236,117         11,806        243,200       100,000     236,117     179,085       236,117      243,200
    79            243,200         12,160        250,496       100,000     243,200     179,085       243,200      250,496
    80            250,496         12,525        258,011       100,000     250,496     179,085       250,496      258,011
    81            258,011         12,901        265,751       100,000     258,011     179,085       258,011      265,751
    82            265,751         13,288        273,724       100,000     265,751     179,085       265,751      273,724
    83            273,724         13,686        281,935       100,000     273,724     179,085       273,724      281,935
    84            281,935         14,097        290,394       100,000     281,935     179,085       281,935      290,394
    85            290,394         14,520        299,105       100,000     290,394     179,085       290,394      299,105
    86            299,105         14,955        308,079       100,000     299,105     179,085       299,105      308,079
    87            308,079         15,404        317,321       100,000     308,079     179,085       308,079      317,321
    88            317,321         15,866        326,840       100,000     317,321     179,085       317,321      326,840
    89            326,840         16,342        336,646       100,000     326,840     179,085       326,840      336,646
    90            336,646         16,832        346,745       100,000     336,646     179,085       336,646      346,745
--------------------------------------------------------------------------------------------------------------------------

This example assumes:

   (1) the owner, who is also the Annuitant, purchases the contract with $100,000 and elects Income Protector with the Principal Protection Death Benefit;

   (2) the owner makes no additional purchase payments;

   (3) the owner is age 75 at issue, waits one year before taking a withdrawal, and has a Withdrawal Factor of 6%;

   (4) the Roll-Up Value increases for one year;

   (5) the contract earns a net return of -2% before rider charges are deducted; and

   (6) the owner dies upon reaching age 90.

                                                             PURCHASE
                                           CONTRACT VALUE -   PAYMENT     MAXIMUM
                               WITHDRAWALS  END OF YEAR -     BENEFIT   ANNIVERSARY   ROLL-UP                     DEATH
  AGE -      CONTRACT VALUE -    TAKEN -     AFTER RIDER     AMOUNT -     VALUE -     VALUE -   BENEFIT BASE -  BENEFIT -
END OF YEAR  BEGINNING OF YEAR END OF YEAR     CHARGES      END OF YEAR END OF YEAR END OF YEAR  END OF YEAR   END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
    75           $100,000        $6,360        $90,011       $100,000    $100,000    $106,000      $106,000      $93,640
    76             90,011         6,360         80,221        100,000     100,000     106,000       106,000       87,280
    77             80,221         6,360         70,659        100,000     100,000     106,000       106,000       80,920
    78             70,659         6,360         61,319        100,000     100,000     106,000       106,000       74,560
    79             61,319         6,360         52,198        100,000     100,000     106,000       106,000       68,200
    80             52,198         6,360         43,250        100,000     100,000     106,000       106,000       61,840
    81             43,250         6,360         34,513        100,000     100,000     106,000       106,000       55,480
    82             34,513         6,360         25,983        100,000     100,000     106,000       106,000       49,120
    83             25,983         6,360         17,654        100,000     100,000     106,000       106,000       42,760
    84             17,654         6,360          9,524        100,000     100,000     106,000       106,000       36,400
    85              9,524         6,360          1,588        100,000     100,000     106,000       106,000       30,040
    86              1,588         6,360              0        100,000     100,000     106,000       106,000       23,680
    87                  0         6,360              0        100,000     100,000     106,000       106,000       17,320
    88                  0         6,360              0        100,000     100,000     106,000       106,000       10,960
    89                  0         6,360              0        100,000     100,000     106,000       106,000        4,600
    90                  0         6,360              0        100,000     100,000     106,000       106,000            0
--------------------------------------------------------------------------------------------------------------------------

This example assumes:

   (1) the owner, who is also the Annuitant, purchases the contract with $100,000 and elects Income Protector with the Principal Protection Death Benefit;

   (2) the owner makes no additional purchase payments;

   (3) the owner is age 75 at issue, waits one year before taking a withdrawal, and has a Withdrawal Factor of 6%;

   (4) the Roll-Up Value increases for one year;

   (5) the contract earns a net return of 8% before rider charges are deducted; and

   (6) the owner dies upon reaching age 90.

                                                             PURCHASE
                                           CONTRACT VALUE -   PAYMENT     MAXIMUM
                               WITHDRAWALS  END OF YEAR -     BENEFIT   ANNIVERSARY   ROLL-UP                     DEATH
  AGE -      CONTRACT VALUE -    TAKEN -     AFTER RIDER     AMOUNT -     VALUE -     VALUE -   BENEFIT BASE -  BENEFIT -
END OF YEAR  BEGINNING OF YEAR END OF YEAR     CHARGES      END OF YEAR END OF YEAR END OF YEAR  END OF YEAR   END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
    75           $100,000        $6,360        $ 99,951      $100,000    $100,000    $106,000      $106,000     $ 99,951
    76             99,951         6,360          99,896       100,000     100,000     106,000       106,000       99,896
    77             99,896         6,360          99,870       100,000     100,000     106,000       106,000       99,870
    78             99,870         6,360          99,874       100,000     100,000     106,000       106,000       99,874
    79             99,874         6,360          99,911       100,000     100,000     106,000       106,000       99,911
    80             99,911         6,360          99,984       100,000     100,000     106,000       106,000       99,984
    81             99,984         6,360         100,096       100,000     100,000     106,000       106,000      100,096
    82            100,096         6,360         100,249       100,000     100,096     106,000       106,000      100,249
    83            100,249         6,360         100,447       100,000     100,249     106,000       106,000      100,447
    84            100,447         6,360         100,694       100,000     100,447     106,000       106,000      100,694
    85            100,694         6,360         100,993       100,000     100,694     106,000       106,000      100,993
    86            100,993         6,360         101,349       100,000     100,993     106,000       106,000      101,349
    87            101,349         6,360         101,767       100,000     101,349     106,000       106,000      101,767
    88            101,767         6,360         102,250       100,000     101,767     106,000       106,000      102,250
    89            102,250         6,360         102,805       100,000     102,250     106,000       106,000      102,805
    90            102,805         6,360         103,437       100,000     102,805     106,000       106,000      103,437
--------------------------------------------------------------------------------------------------------------------------

This example assumes:

   (1) the owner, who is also the Annuitant, purchases the contract with $100,000 and elects Income Protector with the Principal Protection Death Benefit;

   (2) the owner makes no additional purchase payments;

   (3) the owner is age 52 at issue, waits until after reaching age 65 before taking a withdrawal, and has a Withdrawal Factor of 5%;

   (4) the Roll-Up Value increases for ten years;

   (5) at age 65, the owner takes an excess withdrawal of $5,000;

   (6) the contract earns a net return of -2% before rider charges are deducted; and

   (7) the owner dies upon reaching age 90.

                                                             PURCHASE
                                           CONTRACT VALUE -   PAYMENT     MAXIMUM
                               WITHDRAWALS  END OF YEAR -     BENEFIT   ANNIVERSARY   ROLL-UP                     DEATH
  AGE -      CONTRACT VALUE -    TAKEN -     AFTER RIDER     AMOUNT -     VALUE -     VALUE -   BENEFIT BASE -  BENEFIT -
END OF YEAR  BEGINNING OF YEAR END OF YEAR     CHARGES      END OF YEAR END OF YEAR END OF YEAR  END OF YEAR   END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
    52           $100,000        $     0       $96,669       $100,000    $100,000    $106,000      $106,000     $100,000
    53             96,669              0        93,337        100,000     100,000     112,360       112,360      100,000
    54             93,337              0        89,999        100,000     100,000     119,102       119,102      100,000
    55             89,999              0        86,652        100,000     100,000     126,248       126,248      100,000
    56             86,652              0        83,291        100,000     100,000     133,823       133,823      100,000
    57             83,291              0        79,911        100,000     100,000     141,852       141,852      100,000
    58             79,911              0        76,508        100,000     100,000     150,363       150,363      100,000
    59             76,508              0        73,076        100,000     100,000     159,385       159,385      100,000
    60             73,076              0        69,611        100,000     100,000     168,948       168,948      100,000
    61             69,611              0        66,107        100,000     100,000     179,085       179,085      100,000
    62             66,107              0        62,632        100,000     100,000     179,085       179,085      100,000
    63             62,632              0        59,225        100,000     100,000     179,085       179,085      100,000
    64             59,225              0        55,887        100,000     100,000     179,085       179,085      100,000
    65             55,887         13,954        38,662         88,548      88,548     158,577       158,577       80,619
    66             38,662          7,929        28,019         88,548      88,548     158,577       158,577       72,691
    67             28,019          7,929        17,610         88,548      88,548     158,577       158,577       64,762
    68             17,610          7,929         7,426         88,548      88,548     158,577       158,577       56,833
    69              7,426          7,929             0         88,548      88,548     158,577       158,577       48,904
    70                  0          7,929             0         88,548      88,548     158,577       158,577       40,975
    71                  0          7,929             0         88,548      88,548     158,577       158,577       33,047
    72                  0          7,929             0         88,548      88,548     158,577       158,577            0
    73                  0          7,929             0         88,548      88,548     158,577       158,577            0
    74                  0          7,929             0         88,548      88,548     158,577       158,577            0
    75                  0          7,929             0         88,548      88,548     158,577       158,577            0
    76                  0          7,929             0         88,548      88,548     158,577       158,577            0
    77                  0          7,929             0         88,548      88,548     158,577       158,577            0
    78                  0          7,929             0         88,548      88,548     158,577       158,577            0
    79                  0          7,929             0         88,548      88,548     158,577       158,577            0
    80                  0          7,929             0         88,548      88,548     158,577       158,577            0
    81                  0          7,929             0         88,548      88,548     158,577       158,577            0
    82                  0          7,929             0         88,548      88,548     158,577       158,577            0
    83                  0          7,929             0         88,548      88,548     158,577       158,577            0
    84                  0          7,929             0         88,548      88,548     158,577       158,577            0
    85                  0          7,929             0         88,548      88,548     158,577       158,577            0
    86                  0          7,929             0         88,548      88,548     158,577       158,577            0
    87                  0          7,929             0         88,548      88,548     158,577       158,577            0
    88                  0          7,929             0         88,548      88,548     158,577       158,577            0
    89                  0          7,929             0         88,548      88,548     158,577       158,577            0
    90                  0          7,929             0         88,548      88,548     158,577       158,577            0
--------------------------------------------------------------------------------------------------------------------------

This example assumes:

   (1) the owner, who is also the Annuitant, purchases the contract with $100,000 and elects Income Protector with the Principal Protection Death Benefit;

   (2) the owner makes no additional purchase payments;

   (3) the owner is age 52 at issue, waits until after reaching age 65 before taking a withdrawal, and has a Withdrawal Factor of 5%;

   (4) the Roll-Up Value increases for ten years;

   (5) at age 65, the owner takes an excess withdrawal of $5,000;

   (6) the contract earns a net return of 8% before rider charges are deducted; and

   (7) the owner dies upon reaching age 90.

                                                             PURCHASE
                                           CONTRACT VALUE -   PAYMENT     MAXIMUM
                               WITHDRAWALS  END OF YEAR -     BENEFIT   ANNIVERSARY   ROLL-UP                     DEATH
  AGE -      CONTRACT VALUE -    TAKEN -     AFTER RIDER     AMOUNT -     VALUE -     VALUE -   BENEFIT BASE -  BENEFIT -
END OF YEAR  BEGINNING OF YEAR END OF YEAR     CHARGES      END OF YEAR END OF YEAR END OF YEAR  END OF YEAR   END OF YEAR
--------------------------------------------------------------------------------------------------------------------------
    52           $100,000        $     0       $106,620      $100,000    $100,000    $106,000      $106,000     $106,620
    53            106,620              0        113,699       100,000     106,620     112,360       112,360      113,699
    54            113,699              0        121,270       100,000     113,699     119,102       119,102      121,270
    55            121,270              0        129,365       100,000     121,270     126,248       126,248      129,365
    56            129,365              0        138,023       100,000     129,365     133,823       133,823      138,023
    57            138,023              0        147,280       100,000     138,023     141,852       141,852      147,280
    58            147,280              0        157,178       100,000     147,280     150,363       150,363      157,178
    59            157,178              0        167,760       100,000     157,178     159,385       159,385      167,760
    60            167,760              0        179,072       100,000     167,760     168,948       168,948      179,072
    61            179,072              0        191,163       100,000     179,072     179,085       179,085      191,163
    62            191,163              0        204,086       100,000     191,163     179,085       191,163      204,086
    63            204,086              0        217,896       100,000     204,086     179,085       204,086      217,896
    64            217,896              0        232,654       100,000     217,896     179,085       217,896      232,654
    65            232,654         16,633        231,793        97,888     227,741     175,303       232,654      231,793
    66            231,793         11,387        236,185        97,888     231,793     175,303       227,741      236,185
    67            236,185         11,809        240,435        97,888     236,185     175,303       236,185      240,435
    68            240,435         12,022        244,788        97,888     240,435     175,303       240,435      244,788
    69            244,788         12,239        249,248        97,888     244,788     175,303       244,788      249,248
    70            249,248         12,462        253,816        97,888     249,248     175,303       249,248      253,816
    71            253,816         12,691        258,495        97,888     253,816     175,303       253,816      258,495
    72            258,495         12,925        266,249        97,888     258,495     175,303       258,495      266,249
    73            266,249         13,312        274,237        97,888     266,249     175,303       266,249      274,237
    74            274,237         13,712        282,464        97,888     274,237     175,303       274,237      282,464
    75            282,464         14,123        290,938        97,888     282,464     175,303       282,464      290,938
    76            290,938         14,547        299,666        97,888     290,938     175,303       290,938      299,666
    77            299,666         14,983        308,656        97,888     299,666     175,303       299,666      308,656
    78            308,656         15,433        317,916        97,888     308,656     175,303       308,656      317,916
    79            317,916         15,896        327,453        97,888     317,916     175,303       317,916      327,453
    80            327,453         16,373        337,277        97,888     327,453     175,303       327,453      337,277
    81            337,277         16,864        347,395        97,888     337,277     175,303       337,277      347,395
    82            347,395         17,370        357,817        97,888     347,395     175,303       347,395      357,817
    83            357,817         17,891        368,551        97,888     357,817     175,303       357,817      368,551
    84            368,551         18,428        379,608        97,888     368,551     175,303       368,551      379,608
    85            379,608         18,980        390,996        97,888     379,608     175,303       379,608      390,996
    86            390,996         19,550        402,726        97,888     390,996     175,303       390,996      402,726
    87            402,726         20,136        414,808        97,888     402,726     175,303       402,726      414,808
    88            414,808         20,740        427,252        97,888     414,808     175,303       414,808      427,252
    89            427,252         21,363        440,070        97,888     427,252     175,303       427,252      440,070
    90            440,070         22,003        453,272        97,888     440,070     175,303       440,070      453,272
--------------------------------------------------------------------------------------------------------------------------

THE DEATH BENEFIT

DISTRIBUTION PROVISIONS UPON DEATH OF OWNER OR JOINT OWNER


The distribution rules discussed in the "Distribution Rules" provision below are intended to maintain the status of the contract as an annuity contract under federal tax law. In certain circumstances, federal tax law provides distribution rules for the designated beneficiary to follow instead of the distribution rules provided in the contract and in the "Distribution Rules" provision. For example, a charitable remainder trust that is required to make scheduled distributions to the Annuitant as a trust beneficiary may follow the distribution rules for the charitable remainder trust instead of the distribution rules provided in the contract. If the designated beneficiary is not following alternate distribution rules, the distribution rules provided in the contract and in the "Distribution Rules" provision will apply. Except as described below and in the "Distribution Rules" provision, a distribution is required upon the death of:


   (1) any owner; or

   (2) any Annuitant if the owner is a non-natural entity.

The amount of proceeds payable upon the death of an owner or Annuitant and the methods available for distributing such proceeds are also described in the provision below.

DEATH BENEFIT AT DEATH OF ANY ANNUITANT BEFORE ANNUITY COMMENCEMENT DATE

If any Annuitant dies before income payments begin, the amount of proceeds payable is the death benefit. Upon receipt at our Service Center of due proof of an Annuitant's death and all required forms (generally, due proof of death is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in the prospectus.

The death benefit choices we offer are:

   (1) the Basic Death Benefit; and

   (2) the Annual Step-Up Death Benefit Rider.

We automatically provide the Basic Death Benefit to you. The Annual Step-Up Death Benefit Rider is available to you for an additional charge and must be elected at the time of application. The Annual Step-Up Death Benefit Rider may be elected with Income Protector at the time of application.

The death benefit varies based on:

   (1) the Annuitant's age on the date the contract is issued;

   (2) the Annuitant's age on the date of his or her death;

   (3) the number of contract years that elapse from the date the contract is issued until the date of the Annuitant's death; and

   (4) whether any premium taxes are due at the time the death benefit is paid.

BASIC DEATH BENEFIT

The Basic Death Benefit available for all contracts issued is equal to the greater of:

   (a) purchase payments adjusted for any partial withdrawals (including any applicable surrender charges and premium taxes assessed) calculated as of the Valuation Day we receive due proof of death; and

   (b) the Contract Value on the Valuation Day we receive due proof of death and all required forms.

Partial withdrawals (including any withdrawals taken pursuant to Income Protector) reduce the death benefit proportionally by the same percentage that the partial withdrawal (including any applicable surrender charges and any premium taxes assessed) reduces the Contract Value.

Please see Appendix A for an example of the Basic Death Benefit calculation.

ANNUAL STEP-UP DEATH BENEFIT RIDER

The Annual Step-Up Death Benefit Rider provides for an optional death benefit. Under the Annual Step-Up Death Benefit Rider, the amount of death benefit proceeds we will pay upon receipt of due proof of death of any Annuitant and all required forms at our Service Center will be the greatest of:

  .  the Basic Death Benefit;

  .  the Annual Step-Up Death Benefit Rider described below; and

  .  the death benefit provided by an optional rider.

The Annual Step-Up Death Benefit Rider is available only to contracts where all Annuitants are age 75 or younger on the date the contract is issued.

The Annual Step-Up Death Benefit Rider is designed for an investor seeking to provide his or her beneficiaries with a death benefit that has an opportunity for upside potential. Because withdrawals from a contract can reduce the death benefit, investors that want liquidity and intend to take withdrawals from the contract should carefully consider whether the Annual Step-Up Death Benefit Rider is an appropriate investment choice. In addition, since the Basic Death Benefit is available to contract owners at no additional charge, investors that are satisfied with a death benefit equal to the greater of purchase payments minus withdrawals or Contract Value, or who do not want to pay for an additional death benefit feature, should carefully consider whether the Annual Step-Up Death Benefit Rider is an appropriate investment choice. Investors should read the contract and prospectus carefully and should consult with a financial and tax adviser before purchasing the contract and any rider.

The Annual Step-Up Death Benefit on the Contract Date is the initial purchase payment. We will reset the Annual Step-Up Death Benefit on each contract anniversary up to and including the later of the fifth contract anniversary and the contract anniversary next following or coincident with the 80th birthday of the older Annuitant. We will also reset the Annual Step-Up Death Benefit on the Valuation Day that we receive due proof of death and all required forms at our Service Center. At each reset date, the Annual Step-Up Death Benefit equals the greater of (a) and (b) where:

   (a) is the Contract Value; and

   (b) is the Annual Step-Up Death Benefit on the last reset date PLUS purchase payments made since the last reset date, adjusted for any partial withdrawals taken since the last reset date.

Partial withdrawals (including any withdrawals taken pursuant to the terms of Income Protector) reduce the Annual Step-Up Death Benefit proportionally by the same percentage that the partial withdrawal (including any applicable surrender charges and premium taxes assessed) reduces the Contract Value.

Resets of the Annual Step-Up Death Benefit will end on the first Valuation Day the Contract Value equals zero. On this day, if your contract has not terminated, your Annual Step-Up Death Benefit will be the Annual Step-Up Death Benefit on the last reset date plus purchase payments made since the last reset date, adjusted for any withdrawals since the last reset date. The Annual Step-Up Death Benefit will not reset after this day.

If a Joint Annuitant is added to the contract after the date this rider is issued, the calculation of benefits provided pursuant to this rider will be determined based on the age of the Annuitant(s) on the date the Joint Annuitant is added to the contract.

Upon the death of any Annuitant, if the designated beneficiary is a surviving spouse who is an Annuitant and elects to continue the contract, this rider will continue.

Upon the death of any Annuitant, if the designated beneficiary is a surviving spouse who is not an Annuitant, elects to continue the contract and is age 75 or younger on the date of the Annuitant's death, this rider will continue. The charge for this rider may change. The charge for this rider and the calculation of benefits provided pursuant to this rider when continued will be determined based on the age of the surviving spouse on the date of the Annuitant's death.

You may only elect the Annual Step-Up Death Benefit Rider at the time of application. Once elected, it may not be terminated and it will remain in effect while this contract is in force until income payments begin. On the Annuity Commencement Date, this rider and its corresponding charge will terminate. If the contract is terminated and later reinstated, this rider cannot be reinstated without our approval.

You may assign the benefits provided under this rider. The Annuitants will not change if you assign the benefits. We must be notified in writing if you assign the benefits of this rider. The Annual Step-Up Death Benefit Rider may not be available in all markets.

We charge an additional amount for the Annual Step-Up Death Benefit Rider. The charge for the rider is calculated and deducted in arrears. The charge is calculated quarterly as a percentage of the value of the Annual Step-Up Death Benefit on the last reset of the Annual Step-Up Death Benefit, plus purchase payments made since the last reset date adjusted for any withdrawals made since the last reset date, and deducted quarterly from Contract Value. If all Annuitants are age 70 or younger at issue, the charge for the rider is 0.20%. If any Annuitant is age 71 to 75 at issue, the charge for the rider is 0.50%. If a spouse is added as a Joint Annuitant to the contract after the contract is issued, a new charge for the rider may apply. This new charge may be higher than the charge previously applied for the rider. On the day the rider and/or the contract terminates, the charge for this rider will be calculated, pro-rata, and deducted. See the "Fee Tables" provision of this prospectus for additional information.

The charge for this rider will be deducted from the Contract Value proportionately across the Subaccounts and Guarantee Account in which you are invested.

Please refer to Appendix A for an example of the calculation of the Annual Step-Up Death Benefit Rider.

HOW TO CLAIM PROCEEDS AND/OR DEATH BENEFIT PAYMENTS

At the death of:

   (1) any owner; or

   (2) any Annuitant if the owner is a non-natural entity;

all members of the class first listed below having a member alive or in existence on the date of that death will become the designated beneficiary:

   (1) the owner or joint owner;

   (2) the primary beneficiary;

   (3) the contingent beneficiary; or

   (4) the owner's or joint owner's estate.

The designated beneficiary will be treated thereafter as the sole owner of the contract. The designated beneficiary may choose one of the payment choices described below, or a default payment choice will apply if no such election is made. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. Thus, in cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. The distribution rules will be applied as if each designated beneficiary's portion were a separate contract. Then, each designated beneficiary may elect one of the payment choices below or have the default payment choice apply. If there is no primary beneficiary(ies) alive or in existence at the time of death, all proceeds will be then payable to any named contingent beneficiary(ies). If a designated beneficiary dies prior to filing a death claim, death proceeds will be paid to that designated beneficiary's estate.

We should be notified immediately by telephone upon the death of an owner, joint owner, Annuitant or Joint Annuitant. We have the right to request that all notifications of death be immediately followed by written notification. Upon notification, no additional purchase payments will be accepted. Upon such notification of death, we will transfer all assets in the Separate Account to the GE Investments Funds, Inc. -- Money Market Fund until receipt of due proof of death and any required forms. Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named designated beneficiary(ies) and any other information necessary to process applicable proceeds.

PAYMENT CHOICES: The designated beneficiary may elect the form in which the proceeds will be paid from the following payment choices (and if no election is made, the default payment choice described below will apply):

   (1) apply the proceeds to provide income under Optional Payment Plan 1, Life Income with Period Certain, as described in the "Optional Payment Plans" provision of this prospectus. The first income payment must be made no later than one year after the date of death. The period certain must not exceed the designated beneficiary's life expectancy, as determined by the Internal Revenue Service. The designated beneficiary becomes the Owner and Annuitant under the "Optional Payment Plans" provision of this prospectus;

   (2) receive the proceeds in one lump sum payment;

   (3) receive the proceeds over a period of five years following the date of death. We will set the Contract Value to be equal to the death proceeds as of the first Valuation Day that we have received due proof of death. At any time during the five-year period following the date of death, a partial or full distribution may be taken from the contract. The Contract Value as of the date of the distribution request will be the amount payable. We will pay, in one payment, any Contract Value remaining at the earlier of the end of the five-year period or at the death of the designated beneficiary;

   (4) elect a "stretch" payment choice, as described in the "Stretch Payment Choices" provision below;

   (5) if the designated beneficiary is the spouse of a deceased owner, he or she may continue the contract as stated in the "Distribution Rules" provision; or

   (6) if the designated beneficiary is an owner or joint owner who is a natural person, he or she may continue the contract as stated in the "Distribution Rules" provision.

If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Service Center, payments will default to payment choice 3.

STRETCH PAYMENT CHOICES

The following payment choice is available to designated beneficiaries of Non-Qualified Contracts:

A designated beneficiary of a Non-Qualified Contract may apply the death proceeds of the contract to provide for an annual payment equal to the Minimum Annual Income, described below, for the life expectancy of the designated beneficiary. The first income payment must be made no later than 350 days after the original owner's date of death. The income payment period must be a period not exceeding the designated beneficiary's life expectancy. Payments will continue annually on the distribution date until the death of the designated beneficiary or the Contract Value is reduced to $0. Upon death of the designated beneficiary, the person or entity named by the designated beneficiary or, if no one is named, the designated beneficiary's estate may receive the remaining Contract Value. The recipient may take the Contract Value as a lump sum or continue to receive the annual payment on the distribution date equal to the Minimum Annual Income, or until the Contract Value is reduced to $0.

The Minimum Annual Income is the amount withdrawn each year to satisfy Section 72(s)(2)(B) of the Code. The Minimum Annual Income will be re-determined each year for the designated beneficiary's life expectancy using the Single Life Table in Section 1.401(a)(9)-9 A-1 of the Income Tax Regulations, as amended. After death, the Minimum Annual Income is calculated using the designated beneficiary's remaining life expectancy. We may offer alternative calculations of Minimum Annual Income based on amortization or annuitization calculations methods described in guidance published by the Internal Revenue Service.

Special rules for this payment choice only:

  . This payment choice cannot be selected if the Minimum Annual Income would be less than $100.

  . The designated beneficiary must elect a distribution date on which payments will be made. The first distribution date must be no later than 350 days after the owner's date of death.

  . Amounts paid to satisfy the Minimum Annual Income will not be subject to surrender charges. Surrender charges will apply to amounts withdrawn above the Minimum Annual Income.

  . Optional living benefit and death benefit riders are not available with this payment choice.

  .  Additional purchase payments may not be added with this payment choice.

Under this payment choice, the contract will terminate upon payment of the entire Contract Value.

The following payment choice is available to designated beneficiaries of Qualified Contracts or any beneficiary receiving death proceeds from any other individual retirement plan:

An inherited owner may apply death proceeds to provide for an annual payment equal to the Minimum Annual Income, described below. For purposes of this provision, an inherited owner is any designated beneficiary receiving death proceeds from a Qualified Contract or any beneficiary receiving death proceeds from any other individual retirement plan. A surviving spouse may elect to be treated as an inherited owner in lieu of exercising spousal continuation. The inherited owner will be named the Annuitant at election of the payment choice.

Payments under this payment choice will continue annually on the distribution date selected by the inherited owner, subject to the special rules stated below, until the death of the inherited owner or the Contract Value is reduced to $0. Upon death of the inherited owner, the person or entity named by the inherited owner or, if no one is named, the inherited owner's estate may receive the remaining Contract Value. The recipient may take the Contract Value as a lump sum or continue to receive the annual payment on the distribution date equal to the Minimum Annual Income until the Contract Value is reduced to $0.

The Minimum Annual Income is the amount withdrawn each year to satisfy Section 408(b)(3) of the Code. The Minimum Annual Income will be based on the applicable distribution period for required minimum distributions after death, as provided in Section 1.401(a)(9)-5 A-5 of the Income Tax Regulations.

Special rules for this payment choice only:

  . This payment choice cannot be selected if the Minimum Annual Income would be less than $100.

  . The inherited owner must elect a distribution date on which payments will be made. If the inherited owner is the surviving spouse of the original IRA owner within the meaning of Section 401(a)(9)(B)(iv) of the Code, then the first distribution date elected must be the later of either: (i) December 15th of the year in which the deceased would have been age 70 1/2 or (ii) December 15th of the year following the original IRA owner's death. If the inherited owner is not the surviving spouse of the original IRA owner, then the first distribution date elected must be within 350 days from the date of death. If the surviving spouse dies before the first distribution date, the first distribution date under this rider will be determined by treating death of the surviving spouse as death of the original IRA owner and the surviving spouse's designated beneficiary as the inherited owner.

  . Amounts paid to satisfy the Minimum Annual Income will not be subject to surrender charges. Surrender charges will apply to amounts withdrawn above the Minimum Annual Income.

  . Optional living benefit and death benefit riders are not available with this payment choice.

  .  Additional purchase payments may not be added with this payment choice

Under this payment choice, the contract will terminate upon payment of the entire Contract Value.

SPENDTHRIFT PROVISION. An owner may, by providing written notice to our Service Center in a manner acceptable to the Company, choose the method of payment of death proceeds under the contract by selecting any payment choice, including any Optional Payment Plan, that a designated beneficiary may have chosen. A designated beneficiary cannot change the payment choice that the owner has selected. If the owner makes a payment choice for the surviving spouse, the spouse may not continue the contract in accordance with the "Distribution Rules" provision of the prospectus. The owner may also specify at the time of electing an income payment option that any payments remaining to be made at the owner's death cannot be commuted or assigned. While living, the owner may revoke any such limitations on the rights of the designated beneficiary by providing written notice of such revocation to our Service Center in a manner acceptable to the Company. If the payment choice selected by the owner does not apply to a designated beneficiary, the limitations imposed by this paragraph shall not apply to such designated beneficiary. For example, a payment choice based on an individual's life does not apply to the owner's estate and the estate would be free to make its own payment choice as designated beneficiary after the owner's death.

DISTRIBUTION RULES

When Death Occurs Before the Annuity Commencement Date


The distribution rules below apply to Non-Qualified Contracts that are generally treated as annuity contracts under the Code. The distribution rules discussed in this section are intended to maintain the status of the contract as an annuity contract under federal tax law. These rules also apply where federal tax law does not provide alternative distribution rules. These rules do not apply to Qualified Contracts and, if alternative distribution rules apply, contracts that do not qualify as annuity contracts under federal tax law, and may not apply to contracts held by certain entities. For Qualified Contracts, the required minimum distribution provisions of the Code apply. The required minimum distribution rules are generally specified in the endorsement, plan document, or other writing establishing the plan or individual retirement arrangement. See the "Tax Matters" provision of this prospectus.

If the designated beneficiary is the spouse of the deceased owner, the spouse may continue the contract as the new owner. A same-sex spouse/civil union partner who continues the contract must still take distribution of the proceeds from the contract in the same manner as a designated beneficiary who is not the spouse of the deceased. See the "If the designated beneficiary(ies) is not the spouse of the deceased" provision below. The spouse will automatically become the new sole Annuitant replacing any other Annuitant. As the new named owner and Annuitant, the spouse may exercise all rights as stated in the contract. At the death of the surviving spouse, this spousal continuation provision may not be used again (for example, in the case where the surviving spouse remarries). If the spouse is one of multiple designated beneficiaries, the spouse may only continue the contract in proportion to the amount as allocated to him or her by the owner as stated on the application or later in writing in a form acceptable to us.


If the designated beneficiary(ies) is not the spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. Instead, the proceeds from the contract must be distributed in accordance with payment choice 1, 2, or 3. If payment choice 1 is elected (within 60 days following receipt of due proof of death and all required forms at our Service Center), payments will begin within one year of the date of the deceased owner's death and extend over the designated beneficiary's life or a period not longer than the designated beneficiary's life expectancy. If payment choice 2 or 3 is elected, the proceeds from the contract must be distributed within five years of the date of death.

If the designated beneficiary is an owner or joint owner, the owner (if the owner is a natural person) may continue the contract. With respect to the continued contract, the owner will become the new sole Annuitant, replacing any previously named Annuitant, with Contract Value for the continued contract equal to the death benefit proceeds. The owner may exercise all rights as stated in the contract before the Annuitant's death.

When Death Occurs On or After the Annuity Commencement Date

On or after the Annuity Commencement Date, if an owner, joint owner, Annuitant, or designated beneficiary dies while the contract is in force, payments that are already being made under the contract will be made at least as rapidly as under the method of distribution in effect at the time of such death, notwithstanding any other provision of the contract. This means that unless accelerated in accordance with contract terms, income payments will continue to the beneficiary under the distribution method in effect at the applicable death.

INCOME PAYMENTS

INCOME PAYMENTS AND THE ANNUITY COMMENCEMENT DATE

The Annuity Commencement Date is the date income payments begin under the contract, provided the Annuitant is still living on that date. The Annuity Commencement Date must be a date at least thirteen months from the date the contract is issued.

The owner selects the contract's initial Annuity Commencement Date at issue. Thereafter, until income payments begin, the owner may elect to extend the Annuity Commencement Date in one-year increments, so long as the new Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. The latest Annuity Commencement Date we currently permit may not be a date beyond the younger Annuitant's 90th birthday, unless we consent to a later date. We reserve the right to discontinue to allow the deferral of the Annuity Commencement Date at any time and without prior notice. Any consent for a new Annuity Commencement Date will be provided on a non-discriminatory basis.

An owner may request to change the Annuity Commencement Date by sending written notice to our Service Center prior to the Annuity Commencement Date then in effect. If you change the Annuity Commencement Date, the Annuity Commencement Date will mean the new Annuity Commencement Date selected, provided such Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. If income payments have not commenced upon reaching the latest permitted Annuity Commencement Date, we will begin making payments to the named payee in the form of a Life Income with a 10 Year Period Certain or, if Income Protector applies, income payments will be made pursuant to Optional Payment Plan 6, Fixed Income for Life.

An Annuity Commencement Date that occurs or is scheduled to occur at an advanced age (e.g., past age 85) may, in certain circumstances, have adverse income tax consequences. See the "Tax Matters" provision of this prospectus. Contracts issued to qualified retirement plans provide for income payments to start on the date and under the option specified by the plan.

We will make monthly income payments to the owner beginning on the Annuity Commencement Date provided an Annuitant is still living. Subject to the provisions discussed above, we will make the monthly income payment in the form of a Life Income with a 10 Year Period Certain plan or a Joint Life and Survivor Income with a 10 Year Period Certain plan, both with variable income payments, using the gender (where appropriate) and settlement age of the Annuitant(s) instead of the payee, unless you make another election as described below. Payments made pursuant to one of these plans are not redeemable. As described in your contract, the settlement age may be less than the Annuitant's age. This means that payments may be lower than they would have been without the adjustment. You may also choose to receive the Surrender Value of your contract in a lump sum on the date immediately preceding the Annuity Commencement Date, in which case, we will cancel the contract. See the "Requesting Payments" provision of this prospectus.

Payments will continue for the life of the Annuitant under the Life Income with a 10 Year Period Certain plan if he or she lives longer than 10 years. If the Annuitant dies before the end of 10 years, we will discount the remaining payments for the 10-year period at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, the amount of each payment to be discounted will be assumed to be equal to the value of the payment on the date we receive due proof of death. We will pay this discounted amount in a lump sum.

Payments will continue for the life of the Surviving Annuitant under the Joint Life and Survivor Income with a 10 Year Period Certain plan, if any Annuitant lives longer than 10 years. If both Annuitants die before the end of 10 years, the remaining payments for the 10-year period will be discounted at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, the amount of each payment to be discounted will be assumed to be equal to the value of the payment on the date we receive due proof of death. We will pay this discounted amount in a lump sum.

The contract also provides optional forms of income payments ("Optional Payment Plans"), each of which is payable on a fixed basis. Optional Payment Plan 1 and Optional Payment Plan 2 also are available on a variable basis.

If you elect fixed income payments, the guaranteed amount payable will be computed using interest at 3% compounded yearly. We may increase the interest rate, which will increase the amount we pay to you or the payee.

If you elect variable income payments, the dollar amount of the first variable income payment will depend on the annuity purchase rates described in your contract for the Optional Payment Plan you choose. These rates vary based on the Annuitant's settlement age and gender, and upon the settlement age and gender of a second person you designate (if applicable). Under such tables, the longer the life expectancy of the Annuitant or the longer the period for which we guarantee to make payments under the option, the smaller the amount the first variable income payment will be. After your first income payment, the dollar amount of your income payments will vary based on the investment performance of the Subaccount(s) in which you invest and the contract's assumed interest rate.

The assumed interest rate is an assumption we make regarding the investment performance of the Portfolios you select. This rate is simply the total return, after expenses, you need to keep your variable income payments level. We assume an effective annual rate of 3%. This means that if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is less than 3%, then the dollar amount of your variable income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is greater than 3%, then the dollar amount of your income payment will increase.

We will make income payments monthly unless you elect to receive payments quarterly, semi-annually or annually. Under all available payment plans, if any payment that is made more frequently than annually is, would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. If the annual payment payable at maturity is less than $20, we will pay the Surrender Value in a lump sum. See the "Requesting Payments" provision of this prospectus. Upon making such a lump sum payment, we will have no future obligation under the contract.

The amount of your income payments will depend on four things:

   (1) your Surrender Value on the Valuation Day immediately preceding the Annuity Commencement Date;

   (2) the settlement age on the Annuity Commencement Date, and if applicable, the gender of the Annuitant(s);

   (3) the specific payment plan you choose; and

   (4) if you elect variable income payments, the investment performance of the Portfolios selected.

As provided in your contract, we may adjust the age used to determine income payments, and we may deduct premium taxes from your payments.

OPTIONAL PAYMENT PLANS

The following Optional Payment Plans are available under the contract:

   OPTIONAL PAYMENT PLAN 1 -- LIFE INCOME WITH PERIOD CERTAIN. This option guarantees monthly payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

   OPTIONAL PAYMENT PLAN 2 -- JOINT LIFE AND SURVIVOR INCOME. This option provides for us to make monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the survivor's estate, unless otherwise provided.

   OPTIONAL PAYMENT PLAN 3 -- INCOME FOR A FIXED PERIOD. This option provides for periodic payments to be made for a fixed period not longer than 30 years. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

   OPTIONAL PAYMENT PLAN 4 -- INCOME OF A DEFINITE AMOUNT. This option provides periodic payments of a definite amount to be paid. Payments can be annually, semi-annually, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in a lump sum to the payee's estate, unless otherwise provided.

   OPTIONAL PAYMENT PLAN 5 -- INTEREST INCOME. This option provides for periodic payments of interest earned from the proceeds left with us. Payments can be annually, semi-annually, quarterly, or monthly. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in a lump sum to the payee's estate, unless otherwise provided. This plan is not available to contracts issued as Qualified Contracts.

   OPTIONAL PAYMENT PLAN 6 -- FIXED INCOME FOR LIFE. This option provides for us to make monthly payments of a fixed amount for the life of the Annuitant or, if there are Joint Annuitants, the last surviving Annuitant. If Income Protector has been elected and the contract has reached the latest permitted Annuity Commencement Date, the fixed amount payable annually will be greater than or equal to the most recently calculated Withdrawal Limit. If the last surviving Annuitant dies, no amount will be payable under this option.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant's death, or on the Annuity Commencement Date. Variable income payments will begin within seven days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 5 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

All payments under Optional Payment Plan 3 (Income for a Fixed Period), Optional Payment Plan 4 (Income of a Definite Amount) and Optional Payment Plan 5 (Interest Income) may be redeemed by the payee upon written request to our Service Center. Payments made under Optional Payment Plan 1 (Life Income with Period Certain), Optional Payment Plan 2 (Joint Life and Survivor Income) and Optional Payment Plan 6 (Fixed Income for Life) are not redeemable. If a request for redemption is received in good order for Optional Payment Plan 3, Optional Payment Plan 4 or Optional Payment Plan 5, the payment will generally be made within seven days; however, some states require us to reserve the right to defer payments from the Guarantee Account for up to six months from the date we receive the request for payment.


If your contract is a Qualified Contract, Optional Payment Plans 3 and 4 may not satisfy minimum required distribution rules. Optional Payment Plan 5 is not available to contracts issued as Qualified Contracts. Consult a tax adviser before electing one of these options.


VARIABLE INCOME PAYMENTS

The monthly amount of your first variable income payment will equal your Contract Value as of the Annuity Commencement Date, less any premium taxes, multiplied by the monthly payment rate for the payment plan you choose (at an assumed interest rate of 3%), divided by 1,000. We determine subsequent payments based on Annuity Units.

On the Annuity Commencement Date, we determine the number of Annuity Units for each Subaccount. This number will not change unless you make a transfer. On the Annuity Commencement Date, the number of Annuity Units for a Subaccount is the portion of the first payment from that Subaccount divided by the Annuity Unit value for that Subaccount on the day the first payment is due. Each subsequent variable income payment will equal the sum of payments for each Subaccount. The payment for a Subaccount is the number of Annuity Units for that Subaccount times the Annuity Unit on the monthly anniversary of the Annuity Commencement Date.

Following the Annuity Commencement Date, the Annuity Unit value of each Subaccount for any Valuation Period will equal the Annuity Unit value for the preceding Valuation Period multiplied by the product of (a) and (b), where:

   (a) is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

   (b) is an assumed interest rate factor equal to .99991902 raised to a power equal to the number of days in the Valuation Period.

The assumed interest rate factor in (b) above is the daily equivalent of dividing (i) one by (ii) one PLUS the assumed investment interest rate of 3%. We may offer a plan that has a different assumed investment interest rate. If we do, the assumed interest rate factor we use in (b) above would change.

TRANSFERS AFTER THE ANNUITY COMMENCEMENT DATE

If we are making variable income payments, the payee may change the Subaccounts from which we are making the payments three times each calendar year. The transfer will be effective as of the end of the Valuation Period during which we receive written request at our Service Center. We reserve the right to limit the number of transfers, if necessary, for the contract to continue to be treated as an annuity under the Code. We also reserve the right to refuse to execute any transfer if any of the Subaccounts that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Annuity Unit values. If the number of Annuity Units remaining in a Subaccount after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer. We will not allow a transfer into any Subaccount unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payments as of the date of the transfer will not be affected by the transfer. We will not charge for transfers made after the Annuity Commencement Date.

We do not permit transfers between the Subaccounts and the Guarantee Account after the Annuity Commencement Date. We also do not permit transfers in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period.

TAX MATTERS

INTRODUCTION

This part of the prospectus discusses the federal income tax treatment of the contract. The federal income tax treatment of the contract is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances.

This discussion does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

TAXATION OF NON-QUALIFIED CONTRACTS

This part of the discussion describes some of the federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a
Section 401(k) plan.

TAX DEFERRAL ON EARNINGS. The federal income tax law generally does not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

  . an individual must own the contract (or the tax law must treat the contract as owned by an individual);

  . the investments of the Separate Account must be "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations;

  . the owner's right to choose particular investments for a contract must be limited; and

  . the contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

CONTRACTS NOT OWNED BY AN INDIVIDUAL -- NO TAX DEFERRAL AND LOSS OF INTEREST DEDUCTION. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract pays tax each year on the annual increase in Contract Value over the purchase payments paid for the contract. Contracts issued to a corporation or a trust are examples of contracts where the owner pays current tax on the contract's earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the non-natural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a contract to be treated as an annuity contract for federal income tax purposes, the investments of a separate account such as the Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of each Portfolio in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

Although we do not control the investments of all of the Funds, we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTIONS ON THE EXTENT TO WHICH AN OWNER CAN DIRECT THE INVESTMENT OF CONTRACT VALUES. In some circumstances, owners of variable contracts who possess excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contract, we believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying Separate Account assets. However, there is no assurance such efforts would be successful.

AGE AT WHICH INCOME PAYMENTS MUST BEGIN. Federal income tax rules do not expressly identify a particular age by which income payments must begin. However, those rules do require that an annuity contract provide for amortization, through income payments, of the contract's purchase payments and earnings. We believe that these rules are satisfied by providing guaranteed annuity purchase rates in the contract that the owner may exercise at any time after the first policy year. If income payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

PARTIAL WITHDRAWALS AND SURRENDERS. A partial withdrawal occurs when you receive less than the total amount of the Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial withdrawal exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A total surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a total surrender, you will generally pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

Your contract imposes charges relating to the death benefit, including any death benefit provided under an optional rider. It is possible that all or a portion of these charges could be treated as withdrawals from the contract.

In the case of Systematic Withdrawals, the amount of each Systematic Withdrawal should be considered a distribution and taxed in the same manner as a partial withdrawal from the contract.

Any withdrawals taken pursuant to Income Protector are subject to tax as partial withdrawals.

ASSIGNMENTS AND PLEDGES. The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a withdrawal of such amount or portion.

GIFTING A CONTRACT. If you transfer ownership of your contract -- without receiving full and adequate consideration --to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract." In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

TAXATION OF INCOME PAYMENTS. The Code imposes tax on a portion of each income payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." Withdrawals taken pursuant to Income Protector are generally not taxed as income payments for federal income tax purposes. As discussed above, these payments should be considered distributions and taxed in the same manner as a partial withdrawal from the contract. We will notify you annually of the taxable amount of your income payment.

Pursuant to the Code, you will pay tax on the full amount of your income payments once you have recovered the total amount of the "investment in the contract." If income payments cease because of the death of the Annuitant and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

If proceeds are left with us (Optional Payment Plan 5), they are taxed in the same manner as a surrender. The owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Optional Payment Plan 4 depending on the relationship of the amount of the periodic payments to the period over which they are paid.

TAXATION OF THE DEATH BENEFIT. We may distribute amounts from your contract because of the death of an owner, a joint owner, or an Annuitant. The tax treatment of these amounts depends on whether the owner, joint owner, or Annuitant dies before or after the Annuity Commencement Date.

Taxation of Death Benefit if Paid Before the Annuity Commencement Date:

  . The death benefit is taxed to the designated beneficiary in the same manner as an income payment would have been taxed to the owner if received under an Optional Payment Plan.

  . If not received under an Optional Payment Plan, the death benefit is taxed to the designated beneficiary in the same manner as a surrender or a partial withdrawal would have been taxed to the owner, depending on the manner in which the death benefit is paid.

Taxation of Death Benefit if Paid After the Annuity Commencement Date:

  . The death benefit is includible in income to the extent that it exceeds the unrecovered "investment in the contract."

PENALTY TAXES PAYABLE ON PARTIAL WITHDRAWALS, SURRENDERS, OR INCOME
PAYMENTS. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include withdrawals, surrenders, or income payments that:

  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

  .  are received on or after the death of the owner; or

  . you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.


Systematic withdrawals may qualify for this last exception if structured in accordance with IRS guidelines. If they do, any modification of the Systematic Withdrawals, including certain additional partial withdrawals apart from the Systematic Withdrawals, could result in certain adverse tax consequences. In addition, purchase payments or a transfer between Subaccounts may result in payments not qualifying for this exception.

MEDICARE TAX.   Beginning in 2013, distributions from Non-Qualified Contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax adviser for more information.


SPECIAL RULES IF YOU OWN MORE THAN ONE CONTRACT. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an income payment, a surrender, or a partial withdrawal that you must include in income. For example:

  . if you purchase a contract offered by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of such aggregation are not clear. However, it could affect:

  . the amount of a surrender, a partial withdrawal or an income payment that you must include in income; and

  .  the amount that might be subject to the penalty tax described above.

SECTION 1035 EXCHANGES


Under Section 1035 of the Code, the exchange of one annuity contract for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract. We will permit an owner to partially exchange this contract for another annuity contract.


If this contract has been purchased in whole or part by exchanging part of a life insurance or annuity contract, certain subsequent transactions may cause the IRS to retrospectively treat the partial Section 1035 exchange as taxable. We intend to administer the contract without regard to the partially exchanged funding contract and disclaim any responsibility for monitoring events that could cause the IRS to examine the completed partial Section 1035 exchange. We do not intend to inform another insurance company of any transaction involving this contract or, except when required by IRS forms or regulations, to report any such transaction. Owners contemplating any transaction, involving this contract or a partially exchanged contract funding this contract, within twelve months of a partial Section 1035 exchange are strongly advised to consult a tax adviser.


Beginning in 2010, the owner may exchange the contract under Section 1035 of the Code for a long-term care contract. We believe that the provisions of the Pension Protection Act of 2006 establishing annuity to long-term care Section 1035 exchanges would permit the owner to exchange a portion of the contract to pay the annual or other periodic premium for a long-term care contract issued by us or another insurance company. We will permit an owner to partially exchange this contract to purchase a long-term care contract or pay long-term care premiums. The IRS has not issued any guidance on such transactions or on the allocation of basis that would be required to effect them. It is possible that the IRS could take a narrow view of the 2006 legislation and treat partial
Section 1035
exchanges to pay long- term care premiums as taxable withdrawals from the contract. If all or a portion of the contract is used to purchase long-term care insurance in a Section 1035 exchange, the amount so used representing income on the contract would not be tax-deductible as a medical expense and the amount so used representing investment in the contract may not be tax-deductible as a medical expense. Any owner contemplating the use of the contract to fund long-term care insurance or long-term care expenses should consult a tax adviser.


QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We may not offer all of the types of Qualified Contracts described herein in the future. Prospective purchasers should contact our Service Center for information on the availability of Qualified Contracts at any given time.

The federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a competent advisor.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefits, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

TYPES OF QUALIFIED CONTRACTS. The types of Qualified Contracts currently being offered include:

  . Traditional Individual Retirement Annuities (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

  . Roth IRAs permit certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 59 1/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

  . Traditional individual retirement accounts and Roth individual retirement accounts have the same contribution limits and tax treatment of distributions as the corresponding type of individual retirement annuity, discussed above. The contract may be owned by the custodian or trustee of an individual retirement account established for the benefit of the Annuitant. Only the owner, acting through its authorized representative(s), may exercise contract rights. When held by an individual retirement account, the contract is not issued as an individual retirement annuity or administered as such by us. Annuitants must look to the custodian or trustee, as contract owner, for satisfaction of their rights to benefits under the terms of the individual retirement account.

  . Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.



TERMS OF QUALIFIED RETIREMENT PLANS AND QUALIFIED CONTRACTS. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

EMPLOYER QUALIFIED PLANS. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting; funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or other plan fiduciaries to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

IRAS AND ROTH IRAS. The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. The Code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

THE INTERNAL REVENUE SERVICE HAS NOT REVIEWED THE CONTRACT FOR QUALIFICATION AS AN IRA, AND HAS NOT ADDRESSED IN A RULING OF GENERAL APPLICABILITY WHETHER A DEATH BENEFIT PROVISION SUCH AS THE PROVISION IN THIS CONTRACT COMPORTS WITH IRA QUALIFICATION REQUIREMENTS. WE MAY, HOWEVER, ENDORSE THE CONTRACT TO SATISFY THE IRA OR ROTH IRA QUALIFICATION RULES AND SUBMIT THE ENDORSED CONTRACT TO THE IRS FOR APPROVAL AS TO FORM. IF YOU PURCHASE THE CONTRACT WITH SUCH AN ENDORSEMENT, THE ACCOMPANYING DISCLOSURE STATEMENT WILL INDICATE THE STATUS OF THE CONTRACT'S APPROVAL UNDER THE IRS IRA PROTOTYPE PROGRAM.


You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions.


The contract may also be held in an IRA custodial account or trust as an investment. In that event the custodian or trustee, with your cooperation, is responsible for satisfaction of the IRA qualification requirements. We have no responsibility beyond that pertaining to nonqualified contracts for contracts held in an IRA account or trust.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SEPs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA or SEP could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

TREATMENT OF QUALIFIED CONTRACTS COMPARED WITH NON-QUALIFIED
CONTRACTS. Although some of the federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

  . the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

  . the Code does not limit the amount of purchase payments and the time at which purchase payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts;

  . the Code does not allow a deduction for purchase payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract;


  . Under most qualified retirement plans, the owner must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2 for Traditional IRAs and SEPs and April 1 of the calendar year following the later of the calendar year in which the employee (except for a 5 percent owner) retires or attains age 70 1/2, for other Qualified Contracts. We are required to annually determine and report to the owner the fair market value for traditional individual retirement annuities while the owner is alive. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations and guidelines published by the Society of Actuaries. Due to the uncertainties inherent to producing this number, we cannot warrant its accuracy. Therefore, it is possible that, using different assumptions, the amount required to be withdrawn would be more or less than the amount we report to you as the required minimum distribution. Roth IRAs do not require any distributions during the owner's lifetime. The death benefit under your contract and certain other benefits provided by the living benefit riders may increase the amount of the minimum required distribution that must be taken from your contract. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally were not required, and 2009 distributions that otherwise would have been required may be eligible for rollover. Required minimum distributions must be taken under the usual tax rules for the 2010 and subsequent tax years.


The federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant's compensation.

AMOUNTS RECEIVED UNDER QUALIFIED CONTRACTS. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.

FEDERAL PENALTY TAXES PAYABLE ON DISTRIBUTIONS. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or income payment:

  .  received on or after the owner reaches age 59 1/2;

  . received on or after the owner's death or because of the owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

  .  received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

MOVING MONEY FROM ONE QUALIFIED CONTRACT OR QUALIFIED RETIREMENT PLAN TO ANOTHER. ROLLOVERS AND TRANSFERS: In many circumstances you may move money between Qualified contracts and qualified retirement plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting the rollover of your after-tax contributions. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan.


DIRECT ROLLOVERS: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

DISCLOSURE PURSUANT TO CODE AND ERISA REQUIREMENTS. The ongoing fees and expenses of the contracts and the charges you may pay when you surrender or take withdrawals from your contract, as well as the range of fees and expenses of the Portfolios that you will pay indirectly when your assets are allocated to the Portfolios, are discussed in the "Fee Tables" provision of the prospectus. More detail concerning each Portfolio's fees and expenses is included in the prospectus for each Portfolio.

The Company may receive fees from the investment adviser or distributor of a Portfolio for certain administrative and other services we provide to you or to the Portfolio relating to the allocation of your assets to the Portfolio, and the amount of these fees may vary from Portfolio to Portfolio. Furthermore, the Company or our affiliate Capital Brokerage Corporation may receive Rule 12b-1 fees in varying amounts from the Portfolios or their distributors for distribution and related services. In addition, GFWM, an affiliate of the Company, serves as the investment adviser to the Genworth Variable Insurance Trust and receives advisory fees in varying amounts from the Genworth Variable Insurance Trust Portfolios. Additional information on the fees payable to the Company and Capital Brokerage Corporation by the Portfolios and their advisers and distributors, including the range of such fees, is included in the "Subaccounts" provision of the prospectus.

When you purchase a contract through a broker-dealer, the broker-dealer is paid a commission and may be paid a separate marketing allowance. The maximum aggregate amount of such compensation is 8.5% of a contract owner's aggregate purchase payments. The broker-dealer firm generally pays a portion of such commission to its representative who assisted you with the purchase, and that amount will vary depending on the broker-dealer and the individual representative. One broker-dealer offering the contracts, Genworth Financial Services Corporation, is an affiliate of the Company. The Company has no agreement with any broker-dealer and any representative of a broker-dealer that limits the insurance and investment products or other securities they offer to those issued by the Company.

By signing the application for the contract, you acknowledge receipt of these disclosures and approve the purchase of the contract.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal, surrender, or income payment, we will send you forms that explain the withholding requirements.

STATE INCOME TAX WITHHOLDING

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF THE COMPANY

Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Separate Account. The Company, therefore, does not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO


The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

CHANGES IN THE LAW

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or total surrender proceeds from the Separate Account within seven days after receipt at our Service Center of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amounts as of the end of the Valuation Period during which our Service Center receives the payment request or due proof of death and all required forms.

In most cases, when we pay the death benefit in a lump sum, we will pay these proceeds either:

   (1) to your designated beneficiary directly in the form of a check; or


   (2) by establishing an interest bearing draft account, called the "Secure Access Account," for the designated beneficiary, in the amount of the death benefit.

When establishing the Secure Access Account we will send the designated beneficiary a draft account book within 7 days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit payment. Any interest credited to amounts in the Secure Access Account is currently taxable to the designated beneficiary.

The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account.

If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the Secure Access Account for proceeds of $10,000 or more, unless state law requires a positive election. The Secure Access Account is not available in all states.

We will delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

   (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

      . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Separate Account's assets is not reasonably practicable);

      . the New York Stock Exchange is closed for other than a regular holiday or weekend;

      .  trading is restricted by the SEC; or

   (2) the SEC, by order, permits postponement of payment to protect our owners.

State law requires that we reserve the right to defer payments from the Guarantee Account for a partial withdrawal or surrender for up to six months from the date we receive your payment request at our Service Center. We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

If mandated under applicable law, we may be required to reject a purchase payment and/or block an owner's account and thereby refuse any requests for transfers, partial withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

SALE OF THE CONTRACTS

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana as Genworth Financial Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA") (formerly, NASD, Inc.).

Capital Brokerage Corporation offers the contracts through its registered representatives who are registered with the FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.finra.org or by calling
(800) 289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with the FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We pay compensation to Capital Brokerage Corporation for promotion and sales of the contracts by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. The maximum commission we may pay for the sale of a contract is 9.9% of a contract owner's aggregate purchase payments.


The maximum commission consists of three parts --commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the contracts), commissions paid to the affiliated and unaffiliated brokerage firms ("selling firms") that employ the registered representative who sold your contract, and an amount paid to the selling firm for marketing allowances and other payments related to the sale of the contract. Wholesalers with Capital Brokerage Corporation each may receive a maximum commission of 1.4% of purchase payments.

After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 7.5% of purchase payments is paid to the selling firm. The exact amount of commission paid to the registered representative who sold you your contract is determined by the brokerage firm that employs the representative.

All selling firms receive commissions as described above based on the sale of, and receipt of purchase payments, on the contract. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid to a selling firm on the sale of a contract is 1.0% of purchase payments. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, as well as receive payments from selling firms, for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the contract. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.

The commissions listed above are maximum commissions paid, and reflect situations where we pay a higher commission for a short period of time for a special promotion.

No specific charge is assessed directly to contract owners or the Separate Account to cover commissions and other incentives or payments described above. We do, however, intend to recoup commissions and other sales expenses and incentives we pay through fees and charges deducted under the contract and any other corporate revenue.


All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract does not vary because of such payments to or from such selling firms.

Even though your contract costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional cash or non-cash compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus another product with respect with which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements, which may be referred to as "revenue sharing arrangements," into account when considering and evaluating any recommendation relating to the contracts.

During 2009, no commissions were paid to Capital Brokerage Corporation for the sale of contracts in the Separate Account as this product commenced new sales on January 19, 2010. In 2009, 2008 and 2007, no underwriting commissions were paid to Capital Brokerage Corporation. Although neither we nor Capital Brokerage Corporation anticipate discontinuing the offering of the contracts, we do reserve the right to discontinue offering the contracts at any time.


ADDITIONAL INFORMATION

OWNER QUESTIONS

The obligations to owners under the contracts are ours. Please direct your questions and concerns to us at our Service Center.

RETURN PRIVILEGE

Within 10 days after you receive the contract (or such longer period as may be required by applicable law), you may cancel it for any reason by delivering or mailing it postage prepaid, to:

                  Genworth Life Insurance Company of New York
                             Annuity New Business
                            6610 West Broad Street
                           Richmond, Virginia 23230

If you exercise this right, we will cancel the contract as of the Valuation Day we receive your request at our Service Center and send you a refund equal to your Contract Value PLUS any charges we have deducted from purchase payments prior to the allocation to the Separate Account (and excluding any charges the Portfolios may have deducted) on or before the Valuation Day we received the returned contract at our Service Center. Or, if required by the law of your state, we will refund your purchase payments (less any withdrawals previously taken).

If you cancel your contract, it will be void. In certain states, you may have more than 10 days to return the contract for a refund.

STATE REGULATION

As a life insurance company organized and operated under the laws of the State of New York, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the State of New York at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF DEATH, AGE, GENDER, MARITAL STATUS OR SURVIVAL

We may require proof death, age, gender, marital status or survival and any other required forms before we act on contract provisions relating to the death of any person or persons, or those provisions that are dependent upon age, gender, marital status or survival.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in each Subaccount and the Guarantee Account. The report also will show purchase payments and charges made during the statement period. We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, you will receive a written confirmation when you make purchase payments, transfers, or take partial withdrawals.

OTHER INFORMATION

We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.

EXEMPTION TO FILE PERIODIC REPORTS

The Company does not intend to file periodic reports required under the Securities Exchange Act of 1934 in reliance on the exemption provided by Rule 12h-7 thereunder.

LEGAL PROCEEDINGS

We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, recommending unsuitable products to customers and breaching fiduciary or other duties to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. We are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

We cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In addition, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the board of directors may cause the Company to indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Separate Account.

Although it is not anticipated that these developments will have an adverse impact on us, the Separate Account, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

APPENDIX A

EXAMPLES OF THE AVAILABLE DEATH BENEFITS

BASIC DEATH BENEFIT

The purpose of this example is to show how the Basic Death Benefit works based on purely hypothetical values and is not intended to depict investment performance of the contract.

EXAMPLE:  Assuming an owner:

   (1) purchases a contract for $100,000;

   (2) makes no additional purchase payments and takes no partial withdrawals;

   (3) is not subject to premium taxes; and

   (4) the Annuitant is age 75 on the Contract Date; then

ANNUITANT'S END OF CONTRACT     BASIC
    AGE      YEAR   VALUE   DEATH BENEFIT
-----------------------------------------
    76        1    $103,000   $103,000
    77        2     112,000    112,000
    78        3      90,000    100,000
    79        4     135,000    135,000
    80        5     130,000    130,000
    81        6     150,000    150,000
    82        7     125,000    125,000
    83        8     145,000    145,000
-----------------------------------------

Partial withdrawals (including partial withdrawals taken pursuant to the terms of Income Protector) will reduce the Basic Death Benefit by the proportion that the partial withdrawal (including any applicable surrender charge and any premium tax assessed) reduces your Contract Value. For example:

       PURCHASE CONTRACT     BASIC
 DATE  PAYMENT   VALUE   DEATH BENEFIT
--------------------------------------
2/2/10 $20,000  $20,000     $20,000
2/2/18           20,000      20,000
2/2/19           14,000      20,000
--------------------------------------

If a partial withdrawal of $7,000 is made on February 2, 2019, the Basic Death Benefit immediately after the partial withdrawal will be $10,000 ($20,000 to $10,000) since the Contract Value is reduced 50% by the partial withdrawal ($14,000 to $7,000). This is true only if the Basic Death Benefit immediately prior to the partial withdrawal (as calculated above) is not the Contract Value on the date we receive due proof of the Annuitant's death. It also assumes that no surrender charge applies, and that no premium tax applies to the partial withdrawal. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

ANNUAL STEP-UP DEATH BENEFIT RIDER

The following example shows how the Annual Step-Up Death Benefit Rider works based on hypothetical values. It is not intended to depict investment performance of the contract. The example assumes that an owner purchases a contract with an Annuitant age 75 at the time of issue. In addition, the example assumes that:

   (1) the owner purchases the contract for $100,000;

   (2) the owner makes no additional purchase payments; and

   (3) the owner takes no partial withdrawals; then

END OF ANNUITANT'S CONTRACT DEATH BENEFIT
 YEAR      AGE      VALUE      AMOUNT
-----------------------------------------
  1        76      $103,000   $103,000
  2        77       112,000    112,000
  3        78        90,000    112,000
  4        79       135,000    135,000
  5        80       130,000    135,000
  6        81       150,000    135,000
  7        82       125,000    135,000
  8        83       145,000    135,000
-----------------------------------------

Partial withdrawals (including partial withdrawals taken pursuant to the terms of Income Protector) will reduce the Annual Step-Up Death Benefit by the proportion that the partial withdrawal (including any surrender charge and any premium tax assessed) reduces your Contract Value.

TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION

THE COMPANY................................................................ B-3

THE SEPARATE ACCOUNT....................................................... B-3

ADDITIONAL INFORMATION ABOUT THE GUARANTEE ACCOUNT......................... B-3

THE CONTRACTS.............................................................. B-3
   Transfer of Annuity Units............................................... B-3
   Net Investment Factor................................................... B-4

TERMINATION OF PARTICIPATION AGREEMENTS.................................... B-4

CALCULATION OF PERFORMANCE DATA............................................ B-5
   Subaccount Investing in GE Investments Funds, Inc. -- Money Market Fund. B-5
   Other Subaccounts....................................................... B-6
   Other Performance Data.................................................. B-6

TAX MATTERS................................................................ B-7
   Taxation of Genworth Life Insurance Company of New York................. B-7
   IRS Required Distributions.............................................. B-7

GENERAL PROVISIONS......................................................... B-7
   Using the Contracts as Collateral....................................... B-7
   The Beneficiary......................................................... B-8
   Non-Participating....................................................... B-8
   Misstatement of Age or Gender........................................... B-8
   Incontestability........................................................ B-8
   Statement of Values..................................................... B-8
   Trust as Owner or Beneficiary........................................... B-8
   Written Notice.......................................................... B-8

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS.............. B-8

REGULATION OF GENWORTH LIFE INSURANCE COMPANY OF NEW YORK.................. B-8

EXPERTS.................................................................... B-8

FINANCIAL STATEMENTS....................................................... B-8

  Genworth Life Insurance Company of New York 666 Third Avenue, 9th Floor New
                             York, New York 10017

Variable Annuity Service Center: 6610 West Broad Street Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling (800) 313-5282.

Genworth Life Insurance Company of New York
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Separate Account Contract Form NY1166E 09/09 (RetireReady/SM/ One NY) to:

Name: __________________________________________________________________________

Address: _______________________________________________________________________
                                          Street

________________________________________________________________________________
         City                 State                                    Zip

Signature of Requestor: ________________________________________________________
                                                 Date

                    STATEMENT OF ADDITIONAL INFORMATION FOR
         FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                              FORM NY1166E 09/09

                                  ISSUED BY:
                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK
                GENWORTH LIFE OF NEW YORK VA SEPARATE ACCOUNT 3
                          666 THIRD AVENUE, 9TH FLOOR
                           NEW YORK, NEW YORK 10017

                       VARIABLE ANNUITY SERVICE CENTER:
                            6610 WEST BROAD STREET
                           RICHMOND, VIRGINIA 23230
                       TELEPHONE NUMBER: (800) 313-5282

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated April 30, 2010, for the flexible purchase payment variable deferred annuity contracts issued by Genworth Life Insurance Company of New York through its Genworth Life of New York VA Separate Account 3. The terms used in the current prospectus for the flexible purchase payment variable deferred annuity contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:

Call:      (800) 313-5282

Or write:  Genworth Life Insurance Company of New York
           Variable Annuity Service Center
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative


The date of this Statement of Additional Information is April 30, 2010.

TABLE OF CONTENTS

THE COMPANY.................................................................... B-3

THE SEPARATE ACCOUNT........................................................... B-3

ADDITIONAL INFORMATION ABOUT THE GUARANTEE ACCOUNT............................. B-3

THE CONTRACTS.................................................................. B-3
   Transfer of Annuity Units................................................... B-3
   Net Investment Factor....................................................... B-4

TERMINATION OF PARTICIPATION AGREEMENTS........................................ B-4

CALCULATION OF PERFORMANCE DATA................................................ B-5
   Subaccount Investing in the GE Investments Funds, Inc. -- Money Market Fund. B-5
   Other Subaccounts........................................................... B-6
   Other Performance Data...................................................... B-6

TAX MATTERS.................................................................... B-7
   Taxation of Genworth Life Insurance Company of New York..................... B-7
   IRS Required Distributions.................................................. B-7

GENERAL PROVISIONS............................................................. B-7
   Using the Contracts as Collateral........................................... B-7
   The Beneficiary............................................................. B-8
   Non-Participating........................................................... B-8
   Misstatement of Age or Gender............................................... B-8
   Incontestability............................................................ B-8
   Statement of Values......................................................... B-8
   Trust as Owner or Beneficiary............................................... B-8
   Written Notice.............................................................. B-8

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS.................. B-8

REGULATION OF GENWORTH LIFE INSURANCE COMPANY OF NEW YORK...................... B-8

EXPERTS........................................................................ B-8

FINANCIAL STATEMENTS........................................................... B-8

THE COMPANY

We are a stock life insurance company that was incorporated in the State of New York on February 23, 1988 under the name First GNA Life Insurance Company of New York. An affiliate of our former ultimate parent company acquired us in January 1999. We are an indirect, wholly owned subsidiary of Genworth Life Insurance Company ("GLIC") while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

Our Home Office is located at 666 Third Avenue, 9th Floor, New York, New York, 10017. Our principal service center is located at 6610 West Broad St., Richmond, Virginia 23230.

On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") were merged with and into Genworth Life and Annuity Insurance Company ("GLAIC"), an affiliate of the Company. GLAIC was the surviving entity. FHL and FCL were both stock life insurance companies operating under charters granted by the Commonwealth of Virginia and both were affiliates of GLAIC. GLAIC received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia for these mergers.

Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), formerly a wholly-owned subsidiary of FCL, to the Company, in exchange for a non-majority ownership interest in the Company. AML merged into the Company, with the Company being the surviving entity.


We are one of a number of subsidiaries of Genworth, a leading financial security company dedicated to providing insurance, wealth management, investment management and financial solutions that help meet the homeownership, life security, wealth management and retirement security needs of more than 15 million customers, with a presence in more than 25 countries. We have two operating segments: (1) Protection and (2) Retirement Income, formerly known as Retirement Income and Institutional.


  . PROTECTION. We offer customers term and universal life insurance and long-term care insurance.


  . RETIREMENT INCOME. We offer customers a variety of wealth accumulation, and income distribution products. Wealth accumulation and income distribution products principally include fixed and variable deferred and immediate individual annuities. We discontinued offering variable life on and after May 1, 2008.

We also have Corporate and Other activities, which include income and expenses not allocated to the segments and the results of non-strategic products. Our non-strategic products include our institutional products, which consist of funding agreements backing notes ("FABNs").


We do business in the State of New York.

We are subject to regulation by the New York Superintendent of Insurance. We file an annual statement with the New York Superintendent of Insurance on or before March 1 of each year covering our operations and reporting our financial condition as of December 31 of the preceding year. Periodically, the Superintendent of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State of New York, Department of Insurance, at least every 5 years.

THE SEPARATE ACCOUNT

In accordance with the Board Resolution establishing the Separate Account, such Separate Account will be divided into Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the "Eligible Portfolios"), and net purchase payments under the contracts shall be allocated to Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

ADDITIONAL INFORMATION ABOUT THE GUARANTEE ACCOUNT

If available, the initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time.

THE CONTRACTS

Transfer of Annuity Units

At your request, Annuity Units may be transferred three times per calendar year from the Subaccounts in which they are currently held (subject to certain restrictions described in the contract and specific rider options).

The number of Annuity Units to be transferred is (a) times (b) divided by
(c) where:

   (a) is the number of Annuity Units in the current Subaccount desired to be transferred;

   (b) is the Annuity Unit Value for the Subaccount in which the Annuity Units are currently held; and

   (c) is the Annuity Unit Value for the Subaccount to which the transfer is made.

If the number of Annuity Units remaining in a Subaccount after the transfer is less than 1, we will transfer the remaining Annuity Units in addition to the amounts requested. We will not transfer Annuity Units into any Subaccounts unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer (however, subsequent variable income payments will reflect the investment experience of the selected Subaccounts).

Net Investment Factor

The net investment factor measures investment performance of the Subaccounts during a Valuation Period. Each Subaccount has its own net investment factor. The net investment factor of a Subaccount available under a contract for a Valuation Period is (a) divided by (b) MINUS (c) where:

   (a) is the result of:

      (1) the value of the net assets of that Subaccount at the end of the preceding Valuation Period; PLUS

      (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the net investment factor is being determined; MINUS

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

      (4) any amount charged against that Subaccount for taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount); and

   (b) is the value of the net assets of that Subaccount at the end of the preceding Valuation Period; and

   (c) is the daily factor for the Valuation Period representing the asset charge deducted from the Subaccount adjusted for the number of days in the Valuation Period.

We will value assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

TERMINATION OF PARTICIPATION AGREEMENTS

The participation agreements pursuant to which the Portfolios sell their shares to the Separate Account contain varying provisions regarding termination. The following summarizes those provisions:


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS). This agreement may be terminated by the parties upon six months' advance written notice.


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.   This agreement may be
terminated by the parties upon six months' advance written notice.

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC. This agreement may be terminated by the parties upon six months' advance written notice to the other parties, unless a shorter time is agreed upon by the parties.

BLACKROCK VARIABLE SERIES FUNDS, INC. This agreement may be terminated by the parties upon 60 days' advance written notice.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I. This agreement may be terminated by the parties upon 60 days' advance written notice.

EATON VANCE VARIABLE TRUST. This agreement may be terminated by the parties upon six months' advance written notice.

FEDERATED INSURANCE SERIES. This agreement may be terminated by the parties upon six months' advance written notice.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND. These agreements provide for termination upon 90 days' advance notice by either party.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. This agreement may be terminated by the parties upon 60 days' advance written notice to the other parties, unless a shorter period of time is agreed upon by the parties.

GE INVESTMENTS FUNDS, INC. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

GENWORTH VARIABLE INSURANCE TRUST. This agreement may be terminated at the option of any party upon 90 days' advance written notice.



JANUS ASPEN SERIES. This agreement may be terminated by the parties upon six months' advance written notice.

OPPENHEIMER VARIABLE ACCOUNT FUNDS. This agreement may be terminated by the parties upon six months' advance written notice.

PIMCO VARIABLE INSURANCE TRUST. This agreement may be terminated by the parties upon six months' advance written notice, unless a shorter time is agreed to by the parties.

THE PRUDENTIAL SERIES FUND. This agreement may be terminated by the parties upon 60 days' advance written notice.

VAN KAMPEN LIFE INVESTMENT TRUST. This agreement may be terminated by the parties upon 180 days' advance written notice.

CALCULATION OF PERFORMANCE DATA

From time to time, we may disclose total return, yield, and other performance data for the Subaccounts pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC and the FINRA.

The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range from 0% to 3.5% of purchase payments and are generally based on the rules of the state in which you reside.

Subaccount Investing In the GE Investments Funds, Inc. -- Money Market Fund

From time to time, advertisements and sales literature may quote the yield of the Subaccounts investing in the GE Investments Funds, Inc. -- Money Market Fund for a seven-day period, in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a contract having a balance of one unit in the Subaccount investing in the GE Investments Funds, Inc. --Money Market Fund at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing the result on a 365-day basis. The net change in account value reflects: 1) net income from the Portfolio attributable to an initial investment of $10,000; and 2) charges and deductions imposed under the contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the mortality and expense risk charge (deducted daily at an effective annual rate of 1.60% (for contracts without a surrender charge schedule), 1.55% (for contracts with the four-year surrender charge schedule) and 1.30% (for contracts with the seven-year surrender charge schedule) of the hypothetical investment in the Separate Account), the administrative expense charge (deducted daily at an effective annual rate of 0.15% of assets in the Separate Account), and the Joint Annuitant charge (deducted daily at an effective annual rate of 0.20% of assets in the Separate Account). We assume for the purposes of the yield calculation that this charge will be waived. Current Yield will be calculated according to the following formula:

Current Yield = ((NCP - ES)/UV) X (365/7)

where:

NCP  =   the net change in the value of the investment Portfolio
         (exclusive of realized gains and losses on the sale of
         securities and unrealized appreciation and depreciation
         and income other than investment income) for the
         seven-day period attributable to a hypothetical account
         having a balance of one unit.
ES   =   per unit expenses of the hypothetical account for the
         seven-day period.
UV   =   the unit value on the first day of the seven-day period.

We may also quote the effective yield of the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund determined on a compounded basis for the same seven-day period. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCP - ES)/UV))/365/7/ - 1

where:

NCP  =   the net change in the value of the investment Portfolio
         (exclusive of realized gains and losses on the sale of
         securities and unrealized appreciation and depreciation
         and income other than investment income) for the
         seven-day period attributable to a hypothetical account
         having a balance of one unit.
ES   =   per unit expenses of the hypothetical account for the
         seven-day period.
UV   =   the unit value for the first day of the seven-day period.

The yield on amounts held in the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The GE Investments Funds, Inc. -- Money Market Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the GE Investments Funds, Inc. -- Money Market Fund, the types and quality of portfolio securities held by that Portfolio, and that Portfolio's operating expenses. Because of the charges and deductions imposed under the contract, the yield for the Subaccount investing in the GE Investments, Funds, Inc. --Money Market Fund will be lower than the yield for GE Investments Funds, Inc. -- Money Market Fund.

Yield calculations do not take into account the surrender charges imposed under the contract or the charges for any optional riders.

PAST PERFORMANCE IS NOT A GUARANTEE OR PROJECTION OF FUTURE RESULTS.

Other Subaccounts

STANDARDIZED TOTAL RETURN. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccounts for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that began before the contract was available, performance data will be based on the performance of the underlying Portfolios, adjusted for the level of the Separate Account and contract charges currently in effect. Average annual total return will be calculated using Subaccount unit values and deductions for the annual contract charge and the surrender charge as described below:

   (1) We calculate the unit value for each Valuation Period based on the performance of the Subaccount's underlying investment Portfolio (after deductions for Portfolio expenses, the administrative expense charge, the mortality and expense risk charge and the Joint Annuitant charge).

   (2) The annual contract charge is $40 per year, deducted at the beginning of each contract year after the first. For purposes of calculating average annual total return, we assume that the annual contract charge is equivalent to 0.40% of Contract Value. This charge is waived if the Contract Value is $50,000 or more at the time the charge is due.

   (3) The surrender charge will be determined by assuming a surrender of the contract at the end of the period. Average annual total return will reflect the deduction of a surrender charge as applicable.

   (4) Standardized total return considers the maximum charges for all available optional riders.

   (5) Standardized total return does not reflect the deduction of any premium taxes.

   (6) Standardized total return will then be calculated according to the following formula:

       TR = (ERV/P)/1/N/ - 1

where:

TR   =   the average annual total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

The Portfolios have provided the price information used to calculate the historical performance of the Subaccounts. We have no reason to doubt the accuracy of the figures provided by the Portfolios. We have not independently verified such information.

Other Performance Data

We may disclose cumulative total return in conjunction with the standardized format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) - 1

where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Sales literature may also quote cumulative and/or average annual total return that does not reflect the surrender charge. This is calculated in exactly the same way as average annual total return, except that the ending redeemable value of the hypothetical investment is replaced with an ending value for the period that does not take into account any charges on withdrawn amounts. If such charges were included, the performance numbers would be lower.

Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

TAX MATTERS

Taxation of Genworth Life Insurance Company of New York

We do not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. See the "Tax Matters" provision of the prospectus. Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes. We will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years if we believe that we may incur federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Separate Account may be made.

IRS Required Distributions

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

   (a) if any owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

   (b) if any owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that owner's death; or

      (2) as income payments which will begin within one year of that owner's death and which will be made over the life of the owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary. The "designated beneficiary" generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an owner for purposes of these rules.

The Non-Qualified Contracts contain provisions that are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.


Certain states require same-sex spouses, civil union partners or certain domestic partners treated as same-sex spouses to be considered married under terms of the contract that refer to a "spouse." The contract may be endorsed and filed to comply with state requirements in a manner that avoids a conflict with federal law. In particular an endorsement may provide for spousal continuation of the contract by a same-sex spouse, subject to the Section 72(s) distribution rules. We cannot guarantee, however, that such an endorsement would be sufficient to satisfy federal law. With or without such an endorsement provisions of state law treating same-sex couples as married may, when applied to the contract, cause the contract provisions referring to spouses to conflict with the federal Defense of Marriage Act in violation of Section 72(s).


Other rules apply to Qualified Contracts.

GENERAL PROVISIONS

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security for a loan. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Service Center will not be affected. We are not responsible for the validity or tax consequences of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignment. Assigning a contract as collateral may have adverse tax consequences. See the "Tax Matters" provision of the prospectus.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Service Center. Each change of beneficiary revokes any previous designation.

Non-Participating

The contract is non-participating. It does not share in our profits or surplus. No dividends are payable.

Misstatement of Age or Gender

If any person's age or gender is misstated, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender. If any overpayments have been made, future payments will be adjusted. Any underpayments will be paid in full.

Incontestability

We will not contest the contract.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after each report date. The statement will show Contract Value, purchase payments and other financial transactions made by you during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Service Center at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and the Annuitant's full name must be included.

We will send all notices to the owner at the last known address on file with us.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain Optional Payment Plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

REGULATION OF GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

Besides federal securities laws, we are subject to the New York insurance laws.

EXPERTS


The consolidated financial statements for Genworth Life Insurance Company of New York and subsidiaries as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Our report on the consolidated financial statements of Genworth Life Insurance Company of New York and subsidiaries dated April 13, 2010 refers to a change in the method of accounting for other-than-temporary impairments in 2009.

The business address for KPMG LLP is 1021 East Cary Street, Suite 2000, Richmond, Virginia 23219.


FINANCIAL STATEMENTS

The Statement of Additional Information contains the consolidated financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company"). Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

    (WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM THEREON)

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                               Table of Contents

                               December 31, 2009

                                                                                                                PAGE
                                                                                                                ----
Financial Statements:

   Report of KPMG LLP, Independent Registered Public Accounting Firm........................................... F-1

   Consolidated Statements of Operations for the years ended December 31, 2009, 2008 and 2007.................. F-2

   Consolidated Balance Sheets as of December 31, 2009 and 2008................................................ F-3

   Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2009, 2008 and
     2007...................................................................................................... F-4

   Consolidated Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007.................. F-5

   Notes to Consolidated Financial Statements.................................................................. F-6

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Genworth Life Insurance Company of New York:

   We have audited the accompanying consolidated balance sheets of Genworth Life Insurance Company of New York and subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life Insurance Company of New York and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

   As discussed in note 1 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments in 2009.

/s/  KPMG LLP

Richmond, Virginia
April 13, 2010

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                     Consolidated Statements of Operations

                             (Amounts in millions)

                          YEARS ENDED DECEMBER 31,
                          -----------------------
                           2009     2008    2007
                          ------  -------  ------
Revenues:
Net investment income.... $298.4  $ 314.1  $301.4
Premiums.................  179.3    210.7   214.7
Net investment gains
  (losses)...............  (92.6)  (228.8)  (22.8)
Policy fees and other
  income.................   26.0     29.0    18.0
                          ------  -------  ------
   Total revenues........  411.1    325.0   511.3
                          ------  -------  ------
Benefits and expenses:
Benefits and other
  changes in policy
  reserves...............  202.5    231.5   220.7
Interest credited........  128.3    143.4   124.6
Acquisition and
  operating expenses,
  net of deferrals.......   39.0     45.6    39.5
Amortization of deferred
  acquisition costs and
  intangibles............   23.2     35.0    42.4
Goodwill impairment......     --     25.3      --
Interest expense.........    0.1       --      --
                          ------  -------  ------
   Total benefits and
     expenses............  393.1    480.8   427.2
                          ------  -------  ------
Income (loss) before
  income taxes...........   18.0   (155.8)   84.1
Provision (benefit) for
  income taxes...........    5.2    (46.9)   29.7
                          ------  -------  ------
Net income (loss)........ $ 12.8  $(108.9) $ 54.4
                          ======  =======  ======
Supplemental disclosures:
Total
  other-than-temporary
  impairments............ $(99.1) $(194.9) $ (9.2)
Portion of
  other-than-temporary
  impairments included
  in other comprehensive
  income (loss)..........   14.8       --      --
                          ------  -------  ------
Net other-than-temporary
  impairments............  (84.3)  (194.9)   (9.2)
Other investment gains
  (losses)...............   (8.3)   (33.9)  (13.6)
                          ------  -------  ------
Total net investment
  gains (losses)......... $(92.6) $(228.8) $(22.8)
                          ======  =======  ======

         See accompanying notes to consolidated financial statements.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                          Consolidated Balance Sheets

           (Amounts in millions, except share and per share amounts)

                                    DECEMBER 31,
                                 ------------------
                                   2009      2008
                                 --------  --------
Assets
 Investments:
   Fixed maturity
    securities
    available-for-sale,
    at fair value............... $5,043.1  $3,620.0
   Equity securities
    available-for-sale,
    at fair value...............      1.3      23.5
   Commercial mortgage
    loans.......................    798.4     892.7
   Policy loans.................     30.1      31.5
   Other invested assets........    126.7     530.8
                                 --------  --------
    Total investments...........  5,999.6   5,098.5
 Cash and cash
   equivalents..................    124.9     497.7
 Accrued investment
   income.......................     57.9      51.4
 Deferred acquisition
   costs........................    502.9     608.4
 Intangible assets..............     74.0      86.4
 Goodwill.......................     49.1      49.1
 Reinsurance recoverable........  1,931.1   1,877.1
 Other assets...................     37.7      41.3
 Deferred tax asset.............       --     110.8
 Separate account assets........    909.5     707.3
                                 --------  --------
    Total assets................ $9,686.7  $9,128.0
                                 ========  ========
Liabilities and
 stockholders' equity
 Liabilities:
   Future policy benefits....... $2,425.4  $2,303.1
   Policyholder account
    balances....................  4,236.9   4,558.5
   Liability for policy
    and contract claims.........    368.0     318.7
   Unearned premiums............     59.4      58.3
   Other liabilities............    508.9     547.2
   Deferred tax liability.......     73.0        --
   Separate account
    liabilities.................    909.5     707.3
                                 --------  --------
    Total liabilities...........  8,581.1   8,493.1
                                 --------  --------
 Commitments and
   contingencies

 Stockholders' equity:
   Common stock ($1,000
    par value, 3,056
    shares authorized,
    issued and
    outstanding)................      3.1       3.1
   Additional paid-in
    capital.....................    842.9     667.0
                                 --------  --------
   Accumulated other
    comprehensive income
    (loss):
    Net unrealized
     investment gains
     (losses):
     Net unrealized
       gains (losses) on
       securities not
       other-than-temporarily
       impaired.................    (75.8)   (442.1)
     Net unrealized
       gains (losses) on
       other-than-temporarily
       impaired
       securities...............     (6.8)       --
                                 --------  --------
    Net unrealized
     investment gains
     (losses)...................    (82.6)   (442.1)
                                 --------  --------
    Derivatives
     qualifying as hedges.......     34.7     132.6
                                 --------  --------
   Total accumulated
    other comprehensive
    income (loss)...............    (47.9)   (309.5)
   Retained earnings............    307.5     274.3
                                 --------  --------
     Total stockholders'
       equity...................  1,105.6     634.9
                                 --------  --------
     Total liabilities
       and stockholders'
       equity................... $9,686.7  $9,128.0
                                 ========  ========

         See accompanying notes to consolidated financial statements.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

          Consolidated Statements of Changes in Stockholders' Equity

                             (Amounts in millions)

                                                ACCUMULATED
                                    ADDITIONAL     OTHER                  TOTAL
                             COMMON  PAID-IN   COMPREHENSIVE RETAINED STOCKHOLDERS'
                             STOCK   CAPITAL   INCOME (LOSS) EARNINGS    EQUITY
                             ------ ---------- ------------- -------- -------------
Balances as of
  December 31, 2006.........  $3.1    $629.5      $   9.0    $ 328.8    $  970.4
                                                                        --------
Comprehensive income
  (loss):
   Net income...............    --        --           --       54.4        54.4
   Net unrealized gains
     (losses) on
     investment
     securities.............    --        --        (39.2)        --       (39.2)
   Derivatives
     qualifying as hedges...    --        --         13.6         --        13.6
                                                                        --------
Total comprehensive
  income (loss).............                                                28.8
Other transactions with
  stockholders..............    --       5.3           --         --         5.3
                              ----    ------      -------    -------    --------
Balances as of
  December 31, 2007.........   3.1     634.8        (16.6)     383.2     1,004.5
                                                                        --------
Comprehensive income
  (loss):
   Net loss.................    --        --           --     (108.9)     (108.9)
   Net unrealized gains
     (losses) on
     investment
     securities.............    --        --       (411.9)        --      (411.9)
   Derivatives
     qualifying as hedges...    --        --        119.0         --       119.0
                                                                        --------
Total comprehensive
  income (loss).............                                              (401.8)
Other transactions with
  stockholders..............    --       0.7           --         --         0.7
Capital contribution........    --      31.5           --         --        31.5
                              ----    ------      -------    -------    --------
Balances as of
  December 31, 2008.........   3.1     667.0       (309.5)     274.3       634.9
                                                                        --------
Cumulative effect of
  accounting change.........    --        --        (18.9)      20.4         1.5
Comprehensive income
  (loss):
   Net income...............    --        --           --       12.8        12.8
   Net unrealized gains
     (losses) on
     securities not
     other-than-temporarily
     impaired...............    --        --        377.5         --       377.5
   Net unrealized gains
     (losses) on
     other-than-temporarily
     impaired securities....    --        --          0.9         --         0.9
   Derivatives
     qualifying as hedges...    --        --        (97.9)        --       (97.9)
                                                                        --------
Total comprehensive
  income (loss).............                                               293.3
Other transactions with
  stockholders..............    --      25.9           --         --        25.9
Capital contribution........    --     150.0           --         --       150.0
                              ----    ------      -------    -------    --------
Balances as of
  December 31, 2009.........  $3.1    $842.9      $ (47.9)   $ 307.5    $1,105.6
                              ====    ======      =======    =======    ========

         See accompanying notes to consolidated financial statements.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows

                             (Amounts in millions)

                              YEARS ENDED DECEMBER 31,
                            ----------------------------
                              2009     2008       2007
                            -------  --------  ---------
Cash flows from
 operating activities:
 Net income (loss)......... $  12.8  $ (108.9) $    54.4
 Adjustments to
   reconcile net income
   (loss) to net cash
   from operating
   activities:
   Net investment losses
    (gains)................    92.6     228.8       22.8
   Charges assessed to
    policyholders..........   (12.9)    (13.1)     (10.6)
   Amortization of fixed
    maturity discounts
    and premiums...........     7.8       2.8        2.3
   Acquisition costs
    deferred...............   (32.8)    (93.6)     (76.3)
   Amortization of
    deferred acquisition
    costs and intangibles..    23.2      35.0       42.4
   Goodwill impairment.....      --      25.3         --
   Deferred income taxes...    14.8     (37.7)      13.3
   Net increase
    (decrease) in
    trading securities
    and derivative
    instruments............    22.1      27.3      (24.4)
 Changes in certain
   assets and
   liabilities:
   Accrued investment
    income and other
    assets.................     9.7     (16.6)      (6.6)
   Insurance reserves......   250.7     369.2      229.4
   Other liabilities and
    other policy-related
    balances...............     3.6     (62.5)      44.4
                            -------  --------  ---------
 Net cash from operating
   activities..............   391.6     356.0      291.1
                            -------  --------  ---------
Cash flows from
 investing activities:
 Proceeds from
   maturities and
   repayments of
   investments:
   Fixed maturity
    securities.............   292.6     228.2      345.9
   Commercial mortgage
    loans..................    91.6     112.2       84.5
 Proceeds from sales of
   investments:
   Fixed maturity and
    equity securities......    69.8     339.9      636.4
 Purchases and
   originations of
   investments:
   Fixed maturity and
    equity securities......  (862.7)   (892.0)  (1,226.0)
   Commercial mortgage
    loans..................      --     (23.1)    (102.6)
 Other invested assets,
   net.....................     1.8      (1.2)       0.3
 Policy loans, net.........     1.4      (0.7)       1.4
                            -------  --------  ---------
 Net cash from investing
   activities..............  (405.5)   (236.7)    (260.1)
                            -------  --------  ---------
Cash flows from
 financing activities:
 Deposits to universal
   life and investment
   contracts...............   206.0   1,052.8    1,087.8
 Withdrawals from
   universal life and
   investment contracts....  (578.5)   (930.8)  (1,004.5)
 Proceeds from
   short-term borrowings
   and other, net..........    99.4      (2.7)        --
 Payments on short-term
   borrowings..............   (86.0)       --      (16.6)
 Capital contribution
   from parents............     0.2      31.5         --
                            -------  --------  ---------
 Net cash from financing
   activities..............  (358.9)    150.8       66.7
                            -------  --------  ---------
 Net change in cash and
   cash equivalents........  (372.8)    270.1       97.7
Cash and cash
 equivalents at
 beginning of year.........   497.7     227.6      129.9
                            -------  --------  ---------
Cash and cash
 equivalents at end of
 year...................... $ 124.9  $  497.7  $   227.6
                            =======  ========  =========

         See accompanying notes to consolidated financial statements.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                 Years Ended December 31, 2009, 2008 and 2007

(1)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (A) PRINCIPLES OF CONSOLIDATION

   Genworth Life Insurance Company of New York (the "Company," "GLICNY," "we," "us" or "our" unless the context otherwise requires) is a stock life insurance company operating under a charter granted by the State of New York. On May 24, 2004, we became an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). On May 31, 2004, we became a direct, wholly-owned subsidiary of Genworth Life Insurance Company ("GLIC") while remaining an indirect, wholly-owned subsidiary of Genworth. The accompanying consolidated financial statements include the historical operations and accounts of the Company and its subsidiaries, which include, GLICNY Real Estate Holding, LLC and Mayflower Assignment Corporation. All intercompany accounts and transactions have been eliminated in consolidation.

   On January 1, 2007, our affiliates Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged into Genworth Life and Annuity Insurance Company ("GLAIC"), with GLAIC being the surviving entity. Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), which included AML's subsidiary Mayflower Assignment Corporation, to us in exchange for a 34.5% ownership interest in GLICNY. AML merged into GLICNY with GLICNY being the surviving entity. We received regulatory approval from the New York Department of Insurance ("NYDOI") for the merger of AML into GLICNY. These mergers were part of the continuing effort of Genworth, our ultimate parent company, to simplify its operations, reduce its costs and build its brand.

  (B) BASIS OF PRESENTATION

   Our consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation. Any material subsequent events have been considered for disclosure through April 13, 2010, which is the date the financial statements were issued.

  (C) NATURE OF BUSINESS

   Our product offerings are divided along two segments of consumer needs:
(i) Retirement Income and Investments and (ii) Protection.

   Retirement Income and Investments products include deferred annuities for the retirement market (variable and fixed). Deferred annuities are investment vehicles intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Most of our variable annuities include a guaranteed minimum death benefit ("GMDB"). Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWB") and certain types of guaranteed annuitization benefits.

   Protection products are intended to provide protection against financial hardship primarily after the death of an insured and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal products under the Protection segment are term life, universal life, whole life and long-term care insurance.

   We also have Corporate and Other activities which include income and expenses not allocated to the segments and the results of our non-strategic products. Our non-strategic products include our institutional products which consist of funding agreements backing notes ("FABNs").

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   In December 2009, we began reporting our institutional products previously included in our Retirement Income and Investments segment in Corporate and Other activities. As part of our refined strategy, these products were deemed non-strategic. All prior period amounts have been re-presented.

   We distribute our products in the State of New York through financial institutions and various agencies. During 2009, 2008 and 2007, 46.3%, 61.9% and 54.9%, respectively, of product sales were distributed through five financial institutions, including one financial institution, which accounted for 14.1%, 41.6%, and 33.5%, respectively, of total product sales.

  (D) PREMIUMS

   For traditional long-duration insurance contracts, we report premiums as earned when due.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues but rather as deposits and are included in liabilities for policyholder account balances.

  (E) NET INVESTMENT INCOME AND NET INVESTMENT GAINS AND LOSSES

   Investment income is recognized when earned. Investment gains and losses are calculated on the basis of specific identification.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than "AA" or that are backed by a U.S. agency) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

  (F) POLICY FEES AND OTHER INCOME

   Policy fees and other income consist primarily of insurance charges assessed on universal life insurance contracts, fees assessed against policyholder account values and surrender fee income. Charges to policyholder accounts for universal life cost of insurance is recognized as revenue when due. Variable product fees are charged to variable annuity contractholders based upon the daily net assets of the contractholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

  (G) INVESTMENT SECURITIES

   At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities is comprised primarily of investment grade securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets.

   OTHER-THAN-TEMPORARY IMPAIRMENTS ON AVAILABLE-FOR-SALE SECURITIES

   As of each balance sheet date, we evaluate securities in an unrealized loss position for other-than-temporary impairments. For debt securities, we consider all available information relevant to the collectability of the security, including

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. More specifically for mortgage-backed and asset-backed securities, we also utilize performance indicators of the underlying assets including default or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, vintage and other relevant characteristics of the security or underlying assets to develop our estimate of cash flows. Estimating the cash flows expected to be collected is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

   Prior to adoption of new accounting guidance related to the recognition and presentation of other-than-temporary impairments on April 1, 2009, we generally recognized an other-than-temporary impairment on debt securities in an unrealized loss position when we did not expect full recovery of value or did not have the intent and ability to hold such securities until they had fully recovered their amortized cost. The recognition of other-than-temporary impairments prior to April 1, 2009 represented the entire difference between the amortized cost and fair value with this difference being recorded in net income (loss) as an adjustment to the amortized cost of the security.

   Beginning on April 1, 2009, we recognize other-than-temporary impairments on debt securities in an unrealized loss position when one of the following circumstances exists:

  . we do not expect full recovery of our amortized cost based on the estimate of cash flows expected to be collected,

  .  we intend to sell a security or

  . it is more likely than not that we will be required to sell a security prior to recovery.

   For other-than-temporary impairments recognized during the period, we present the total other-than-temporary impairments, the portion of other-than-temporary impairments included in other comprehensive income (loss) ("OCI") and the net other-than-temporary impairments as supplemental disclosure presented on the face of our consolidated statements of income.

   Total other-than-temporary impairments are calculated as the difference between the amortized cost and fair value that emerged in the current period. For other-than-temporarily impaired securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, total other-than-temporary impairments are adjusted by the portion of other-than-temporary impairments recognized in OCI ("non-credit"). Net other-than-temporary impairments recorded in net income
(loss) represent the credit loss on the other-than-temporarily impaired securities with the offset recognized as an adjustment to the amortized cost to determine the new amortized cost basis of the securities.

   For securities that were deemed to be other-than-temporarily impaired and a non-credit loss was recorded in OCI, the amount recorded as an unrealized gain
(loss) represents the difference between the current fair value and the new amortized cost for each period presented. The unrealized gain (loss) on an other-than-temporarily impaired security is recorded as a separate component in OCI until the security is sold or until we record an other-than-temporary impairment where we intend to sell the security or will be required to sell the security prior to recovery.

   To estimate the amount of other-than-temporary impairment attributed to credit losses on debt securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, we determine our best estimate of the present value of the cash flows expected to be collected from a security by discounting these cash flows at the current effective yield on the security prior to recording any other-than-temporary impairment. If the present value of the discounted cash flows is lower than the amortized cost of the security, the difference between the present value and amortized cost represents the credit loss associated with the security with the remaining difference between fair value and amortized cost recorded as a non-credit other-than-temporary impairment in OCI.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The evaluation of other-than-temporary impairments is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management's best estimate of the cash flows expected to be collected at the individual security level. We regularly monitor our investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charge is recognized in the proper period.

   While the other-than-temporary impairment model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity impairment model.

   For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure other-than-temporary impairments based upon the difference between the amortized cost of a security and its fair value.

  (H) FAIR VALUE MEASUREMENTS

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We hold fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

  .  Level 1 -- Quoted prices for identical instruments in active markets.

  . Level 2 -- Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .  Level 3 -- Instruments whose significant value drivers are unobservable.

   Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded derivatives and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable information, in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate or cross currency swaps.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Level 3 is comprised of financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In limited instances, this category may also utilize non-binding broker quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments where we cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur.

   The vast majority of our fixed maturity and equity securities use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. Certain structured securities valued using industry-standard pricing methodologies utilize significant unobservable inputs to estimate fair value, resulting in the fair value measurements being classified as Level 3. We also utilize internally developed pricing models to produce estimates of fair value primarily utilizing Level 2 inputs along with certain Level 3 inputs. The internally developed models include matrix pricing where we discount expected cash flows utilizing market interest rates obtained from market sources based on the credit quality and duration of the instrument to determine fair value. For securities that may not be reliably priced using internally developed pricing models, we estimate fair value using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable, or corroborated by market observable information, and represent Level 3 inputs.

   The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

   The fair value of derivative instruments primarily utilizes Level 2 inputs. Certain derivative instruments are valued using significant unobservable inputs and are classified as Level 3 measurements. The classification of fair value measurements for derivative instruments, including embedded derivatives requiring bifurcation, was determined based on consideration of several inputs including: closing exchange or over-the-counter market price quotations; time value and volatility factors underlying options; foreign exchange rates; market interest rates; and non-performance risk. For product-related embedded derivatives, we also include certain policyholder assumptions in the determination of fair value.

   For assets carried at fair value, the non-performance of the counterparties is considered in the determination of fair value measurement for those assets. Similarly, the fair value measurement of a liability must reflect the entity's own non-performance risk. Therefore, the impact of non-performance risk, as well as any potential credit enhancements (e.g., collateral), has been considered in the fair value measurement of both assets and liabilities. The liabilities recorded at fair value include derivative and GMWB liabilities.

   We continually assess the non-performance risk on our liabilities recorded at fair value and will make adjustments in future periods as additional information is obtained that would indicate such an adjustment is necessary to accurately present the fair value measurement in accordance with U.S. GAAP.

  (I) COMMERCIAL MORTGAGE LOANS

   Commercial mortgage loans are generally stated at principal amounts outstanding, net of deferred expenses and allowance for loan losses. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are generally deferred and amortized on an effective yield basis over the term of the loan. Impaired loans are generally carried on a non-accrual status. Loans are ordinarily placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due.

   The allowance for loan losses is maintained at a level that management determines is adequate to absorb estimated probable incurred losses in the loan portfolio. Management's evaluation process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements.

   All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible. Additions and reductions are made to the allowance through periodic provisions or benefits to net investment gains (losses).

  (J) OTHER INVESTED ASSETS

   We engage in certain securities lending transactions for the purposes of enhancing the yield on our investment securities portfolio, which require the borrower to provide collateral, consisting of cash and government securities, on a daily basis in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities on the consolidated balance sheets. Cash and non-cash collateral, such as a security, received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. The reinvested cash collateral is primarily invested in U.S. and foreign government securities, U.S. government agency securities, asset-backed securities and corporate debt securities, all of which have scheduled maturities of less than three years. As of December 31, 2009 and 2008, the fair value of securities loaned under the securities lending program was $49.3 million and $25.9 million, respectively. As of December 31, 2009 and 2008, the fair value of collateral held under the securities lending program was $51.0 million and $27.0 million, respectively, and the offsetting obligation to return collateral of $51.1 million and $27.0 million, respectively, was included in other liabilities in the consolidated balance sheets.

   We also have a repurchase program in which we sell an investment security at a specified price and agree to repurchase that security at another specified price at a later date. Repurchase agreements are treated as collateralized financing transactions and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreement. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities. As of December 31, 2009 and 2008, the fair value of securities pledged under the repurchase program was $132.5 million and $36.4 million, respectively, and the repurchase obligation of $130.4 million and $37.4 million, respectively, was included in other liabilities on the consolidated balance sheet.

  (K) CASH AND CASH EQUIVALENTS

   Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


  (L) DEFERRED ACQUISITION COSTS

   Acquisition costs include costs that vary with and are primarily related to the acquisition of insurance and investment contracts. Such costs are deferred and amortized as follows:

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions, solicitation and printing costs, sales material and some support costs, such as underwriting and contract and policy issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization is adjusted each period to reflect policy lapse or termination rates as compared to anticipated experience. Amortization for annuity contracts without significant mortality risk and for investment and universal life insurance products is based on estimated gross profits. Estimated gross profits are adjusted quarterly to reflect actual experience to date or for the unlocking of underlying key assumptions based on experience studies.

   Short-Duration Contracts. Acquisition costs consist primarily of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

   We regularly review all of these assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization, and for certain products, an increase in benefit reserves may be required. For other products, if the benefit reserves plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves. For the years ended December 31, 2009 and 2008, we recorded $4.8 million and $9.9 million, respectively charge to DAC as a result of our loss recognition testing. For the year ended December 31, 2007, there were no charges to income recorded as a result of our DAC recoverability or loss recognition testing.

  (M) INTANGIBLE ASSETS

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves. For the years ended December 31, 2009, 2008 and 2007, no charges to income were recorded as a result of our PVFP recoverability or loss recognition testing.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


  (N) GOODWILL

   Goodwill is not amortized but is tested for impairment at least annually and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. We test goodwill using a fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds its fair value.

   The determination of fair value for our reporting units is primarily based on an income approach whereby we use discounted cash flows for each reporting unit. When available and as appropriate, we use market approaches or other valuation techniques to corroborate discounted cash flow results. The discounted cash flow model used for each reporting unit is based on either: operating income or statutory distributable income, depending on the reporting unit being valued.

   The cash flows used to determine fair value are dependent on a number of significant management assumptions based on our historical experience, our expectations of future performance, and expected economic environment. Our estimates are subject to change given the inherent uncertainty in predicting future performance and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, new product introductions and specific industry and market conditions. Additionally, the discount rate used in our discounted cash flow approach is based on management's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows.

   For the years ended December 31, 2009 and 2007, no charges were recorded as a result of our goodwill impairment testing. In 2008, we recorded goodwill impairments of $25.3 million as a result of our goodwill impairment testing. See note 5 for additional information related to goodwill impairments recorded.

  (O) REINSURANCE

   Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance assumed contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

  (P) DERIVATIVES

   Derivative financial instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income.

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is probable that the forecasted transaction will not occur.

   For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of OCI. The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in income. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and is recognized when the transaction affects income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in OCI are reclassified into income when income is impacted by the variability of the cash flow of the hedged item.

   For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income. When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried in the consolidated balance sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value in the consolidated balance sheets, with changes in its fair value recognized in the current period as income.

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in the current period in income. If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheets at fair value, with changes in fair value recognized in the current period in income.

   Changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on cash flow hedges are reported in net investment gains (losses).

  (Q) SEPARATE ACCOUNTS

   The separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the variable annuity contractholders and variable life insurance policyholders. We assess mortality and expense risk fees and administration charges on the assets allocated to the separate accounts. The separate account assets are carried at fair value and are equal to the liabilities that represent the contractholders' and policyholders' equity in those assets.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


  (R) INSURANCE RESERVES

   FUTURE POLICY BENEFITS

   We include insurance-type contracts, such as traditional life insurance, in the liability for future policy benefits. Insurance-type contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which are appropriate at the time the policies are issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported and claims in the process of settlement. This estimate is based on our historical experience and that of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

   POLICYHOLDER ACCOUNT BALANCES

   We include investment-type contracts and our universal life insurance contracts in the liability for policyholder account balances. Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

  (S) LIABILITY FOR POLICY AND CONTRACT CLAIMS

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of:
(a) claims that have been reported to the insurer; (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

  (T) INCOME TAXES

   We determine deferred tax assets and/or liabilities by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change to the law. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on our assessment of the realizability of such amounts.

   We filed a consolidated life insurance federal income tax return with our parent, GLIC, and its other life insurance affiliates. We are subject to a separate tax-sharing agreement, as approved by state insurance regulators, which allocates taxes on a separate company basis but provides benefit for current utilization of losses and credits. Intercompany balances are settled at least annually.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


  (U) ACCOUNTING CHANGES

   Fair Value Measurements and Disclosures -- Measuring Liabilities At Fair
Value

   On October 1, 2009, we adopted new accounting guidance related to measuring liabilities at fair value. This accounting guidance clarified techniques for measuring the fair value of liabilities when quoted market prices for the identical liability are not available. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Fair Value Measurements and Disclosures -- Investments In Certain Entities That Calculate Net Asset Value Per Share

   On October 1, 2009, we adopted new accounting guidance related to fair value measurements and disclosures that provided guidance on the fair value measurement in certain entities that calculate net asset value per share. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles

   On July 1, 2009, we adopted new accounting guidance related to the codification of accounting standards and the hierarchy of U.S. GAAP established by the Financial Accounting Standards Board (the "FASB"). This accounting guidance established two levels of U.S. GAAP, authoritative and nonauthoritative. The FASB Accounting Standards Codification (the "Codification") is the source of authoritative, nongovernmental U.S. GAAP, except for rules and interpretive releases of the United States Securities and Exchange Commission ("SEC"), which are also sources of authoritative U.S. GAAP for SEC registrants. All other accounting literature is nonauthoritative. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Subsequent Events

   On June 30, 2009, we adopted new accounting guidance related to accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This accounting guidance required the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Recognition and Presentation of Other-Than-Temporary Impairments

   On April 1, 2009, we adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. This accounting guidance amended the other-than-temporary impairment guidance for debt securities and modified the presentation and disclosure requirements for other-than-temporary impairment disclosures for debt and equity securities. This accounting guidance also amended the requirement for management to positively assert the ability and intent to hold a debt security to recovery to determine whether an other-than-temporary impairment exists and replaced this provision with the assertion that we do not intend to sell or it is not more likely than not that we will be required to sell a security prior to recovery. Additionally, this accounting guidance modified the presentation of other-than-temporary impairments for certain debt securities to only present the impairment loss in net income (loss) that represents the credit loss associated with the other-than-temporary impairment with the remaining impairment loss being presented in OCI. On April 1, 2009, we recorded a net cumulative effect adjustment of $20.4 million to retained earnings with an offset to

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

accumulated other comprehensive income (loss) of $18.9 million related to the adoption of this new accounting guidance. The following summarizes the components for the cumulative effect adjustment:

                          ACCUMULATED OTHER
                            COMPREHENSIVE                     TOTAL STOCKHOLDERS'
(AMOUNTS IN MILLIONS)       INCOME (LOSS)   RETAINED EARNINGS       EQUITY
---------------------     ----------------- ----------------- -------------------
Investment securities....      $(39.6)           $ 39.6              $  --
Adjustment to DAC........         7.7              (5.8)               1.9
Adjustment to PVFP.......         1.8              (1.6)               0.2
Adjustment to sales
  inducements............         0.8              (0.8)                --
Adjustment to certain
  benefit reserves.......          --               0.2                0.2
Provision for income
  taxes..................        10.4             (11.2)              (0.8)
                               ------            ------              -----
Net cumulative effect
  adjustment.............      $(18.9)           $ 20.4              $ 1.5
                               ======            ======              =====

   Determining Fair Value When the Volume and Level of Activity For the Asset Or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

   On April 1, 2009, we adopted new accounting guidance related to determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. This accounting guidance provided additional guidance for determining fair value when the volume or level of activity for an asset or liability has significantly decreased and identified circumstances that indicate a transaction is not orderly. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Fair Value Measurements of Certain Nonfinancial Assets and Liabilities

   On January 1, 2009, we adopted new accounting guidance related to fair value measurements of certain nonfinancial assets and liabilities, such as impairment testing of goodwill and indefinite-lived intangible assets. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Disclosures About Derivative Instruments and Hedging Activities

   On January 1, 2009, we adopted new accounting guidance related to disclosures about derivative instruments and hedging activities. This statement required enhanced disclosures about an entity's derivative and hedging activities. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Business Combinations

   On January 1, 2009, we adopted new accounting guidance related to business combinations. This accounting guidance established principles and requirements for how an acquirer recognizes and measures certain items in a business combination, as well as disclosures about the nature and financial effects of a business combination. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Transfers of Financial Assets and Interests In Variable Interest Entities

   On December 31, 2008, we adopted new accounting guidance related to disclosures by public entities about transfers of financial assets and interests in Variable Interest Entities ("VIEs"). This new accounting guidance amends the disclosure requirements regarding transfers of financial assets and involvement in VIEs to require additional disclosures for public entities. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Credit Derivatives and Certain Guarantees

   On December 31, 2008, we adopted new accounting guidance related to disclosures about credit derivatives and certain guarantees. This accounting guidance requires certain disclosures by sellers of credit derivatives and requires additional disclosure about the current status of the payment/performance risk of guarantees. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Other-Than-Temporary Impairments On Available-For-Sale Securities

   On October 14, 2008, the Office of the Chief Accountant at the U.S. Securities and Exchange Commission, issued a letter to the FASB that stated, given the debt characteristics of hybrid securities, they would not object to the application of a debt impairment model to hybrid investments provided there has been no evidence of deterioration in credit of the issuer. A debt impairment model could be used for filings subsequent to October 14, 2008, until the FASB further addresses the appropriate impairment model. As a result, management began using and will continue to use the debt impairment model as long as there has been no evidence of deterioration in credit of the issuer as of the balance sheet date.

   Other-Than-Temporary Impairments of Certain Structured Securities

   On October 1, 2008, we adopted new accounting guidance related to impairment guidance. This accounting guidance amends the impairment guidance to require all available information be used to produce our best estimate of cash flows rather than relying exclusively upon what a market participant would use to determine the current fair value. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statement.

   Determining Fair Value When A Market Is Not Active

   On September 30, 2008, we adopted new accounting guidance related to determining the fair value of a financial asset when the market for the asset is not active. The accounting guidance provides guidance and clarification on how management's internal assumptions, observable market information and market quotes are considered in inactive markets. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Fair Value Measurements

   On January 1, 2008, we adopted new accounting guidance related to fair value measurements. This accounting guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements. Additionally, on January 1, 2008, we elected the partial adoption of this accounting guidance to allow an entity to delay the application until January 1, 2009 for certain non-financial assets and liabilities. Under the provisions of the accounting guidance, we will delay the application for fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

   Fair Value Option For Financial Assets and Financial Liabilities

   On January 1, 2008, we adopted new accounting guidance related to the fair value option for financial assets and financial liabilities. This accounting guidance provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value for designated items are reported in income in the current period. The adoption of this new accounting guidance did not impact our consolidated financial statements as no items were elected for measurement at fair value upon initial adoption. We will continue to evaluate eligible financial assets and liabilities on their election dates. Any future elections will be disclosed in accordance with the provisions outlined in the accounting guidance.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Amendment to Guidance For Offsetting of Amounts Related To Certain Contracts

   On January 1, 2008, we adopted new accounting guidance for offsetting of amounts related to certain contracts. This accounting guidance allows fair value amounts recognized for collateral to be offset against fair value amounts recognized for derivative instruments that are executed with the same counterparty under certain circumstances. It also requires an entity to disclose the accounting policy decision to offset, or not to offset, fair value amounts. We do not, and have not previously, offset the fair value amounts recognized for derivatives with the amounts recognized as collateral.

   Accounting For Uncertainty In Income Taxes

   On January 1, 2007, we adopted new accounting guidance related to accounting for uncertainty in income taxes. This accounting guidance clarifies the criteria that must be satisfied to recognize the financial statement benefit of a position taken in our tax returns. The criteria for recognition in the consolidated financial statements require an affirmative determination that it is more likely than not, based on a tax position's technical merits, that we are entitled to the benefit of that position. Upon adoption of this new accounting guidance on January 1, 2007, there were no unrecognized tax benefits.

   Accounting By Insurance Enterprises For DAC In Connection With Modifications Or Exchanges of Insurance Contracts

   On January 1, 2007, we adopted new accounting guidance related to accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. This accounting guidance provides guidance on accounting for DAC and other balances on an internal replacement, defined broadly as a modification in product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider to an existing contract, or by the election of a benefit, feature, right or coverage within an existing contract. The adoption of this new accounting guidance had no impact on our consolidated results of operations and financial position.

  (V) ACCOUNTING PRONOUNCEMENTS NOT YET ADOPTED

   In March 2010, the FASB issued new accounting guidance clarifying the scope exception for embedded credit derivatives and when those features would be bifurcated from the host contract. Under the new accounting guidance, only embedded credit derivative features that are in the form of subordination of one financial instrument to another would not be subject to the bifurcation requirements. Accordingly, entities will be required to bifurcate any embedded credit derivative features that no longer qualify under the amended scope exception, or, for certain investments, an entity can elect fair value option and record the entire investment at fair value. This accounting guidance will be effective for us on July 1, 2010. Upon adoption, any changes in the carrying value of impacted items will be recorded directly in retained earnings. We have not yet determined the impact this accounting guidance will have on our consolidated financial statements.

   In January 2010, the FASB issued new accounting guidance to require new disclosures and clarify existing disclosure requirements related to fair value. This accounting guidance will be effective for us on January 1, 2010 except for the new disclosure requirements about purchases, sales, issuances, and settlements in the rollforward of Level 3 fair value measurements, which will be effective for us on January 1, 2011. We do not expect the adoption of this new accounting guidance to have a material impact on our consolidated financial statements.

   In June 2009, the FASB issued new accounting guidance related to accounting for transfers of financial assets. This accounting guidance amends the current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. This accounting guidance will be effective for us on January 1, 2010 and shall apply to transfers that occur on or after the effective date. The adoption of this accounting guidance did not have a material impact on our consolidated financial statements. However, the elimination of the qualifying special purpose entity concept requires that these entities be considered for consolidation as a result of the new guidance related to VIEs as discussed below.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   In June 2009, the FASB issued new accounting guidance for determining which enterprise, if any, has a controlling financial interest in a VIE and requires additional disclosures about involvement in VIEs. Under this new accounting guidance, the primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. This accounting guidance will be effective for us on January 1, 2010. Upon adoption of this new accounting guidance, we will be required to consolidate certain VIEs, including previously qualified special purpose entities and investment structures. We will record a transition adjustment for the impact upon adoption to reflect the difference between the assets and liabilities of the newly consolidated entities and the amounts recorded for our interest in these entities prior to adoption. We anticipate the impact upon adoption of this new accounting guidance will be approximately $160.0 million, pre-tax and other adjustments, and will be recorded as a reduction in retained earnings on January 1, 2010, with a related increase in total assets and total liabilities of approximately $100.0 million.

(2)INVESTMENTS

  (A) NET INVESTMENT INCOME

   Sources of net investment income were as follows for the years ended December 31:

(AMOUNTS IN MILLIONS)                                 2009    2008    2007
---------------------                                ------  ------  ------
Fixed maturity and equity securities................ $259.6  $262.0  $238.8
Commercial mortgage loans...........................   49.1    56.3    58.2
Other invested assets...............................   (6.1)   (4.4)   10.0
Policy loans........................................    1.8     1.9     1.8
Cash, cash equivalent and short-term investments....    2.2     6.2      --
                                                     ------  ------  ------
   Gross investment income before expenses and fees.  306.6   322.0   308.8
Expenses and fees...................................   (8.2)   (7.9)   (7.4)
                                                     ------  ------  ------
   Net investment income............................ $298.4  $314.1  $301.4
                                                     ======  ======  ======

  (B) NET INVESTMENT GAINS (LOSSES)

   Net investment gains (losses) were as follows for the years ended
December 31:

(AMOUNTS IN MILLIONS)                                            2009     2008    2007
---------------------                                           ------  -------  ------
Available-for-sale securities:
   Realized gains on sale...................................... $ 10.7  $   8.9  $  0.8
   Realized losses on sale.....................................   (8.7)   (41.9)  (13.0)
Impairments:
   Total other-than-temporary impairments......................  (99.1)  (194.9)   (9.2)
   Portion of other-than-temporary impairments included in OCI.   14.8       --      --
                                                                ------  -------  ------
   Net other-than-temporary impairments........................  (84.3)  (194.9)   (9.2)
                                                                ------  -------  ------
Net unrealized gains (losses) on trading securities............    0.2     (0.5)   (1.3)
Commercial mortgage loans......................................   (2.6)    (0.2)   (0.5)
Derivative instruments.........................................   (7.9)    (0.2)    0.4
                                                                ------  -------  ------
   Net investment gains (losses)............................... $(92.6) $(228.8) $(22.8)
                                                                ======  =======  ======

   Derivative instruments primarily consist of changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

ineffectiveness on qualifying derivative instruments. See note 3 for additional information on the impact of derivative instruments included in net investment gains (losses).

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we determined that we have the intent to sell the securities or it is more likely than not that we will be required to sell the securities prior to recovery. The aggregate fair value of securities sold at a loss during the years ended December 31, 2009, 2008 and 2007 was $182.2 million, $178.9 million and $513.3 million, respectively, which was approximately 95.4%, 81.1% and 97.3%, respectively, of book value.

   The following represents the activity for credit losses recognized in net income (loss) on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in OCI as of and for the year ended December 31:

(AMOUNTS IN MILLIONS)                                                             2009
---------------------                                                            ------
Cumulative credit losses, beginning balance..................................... $   --
Adoption of new accounting guidance related to other-than-temporary impairments.   98.8
Additions:
   Other-than-temporary impairments not previously recognized...................    0.9
   Increases related to other-than-temporary impairments previously recognized..   22.2
Reductions:
   Securities sold, paid down or disposed.......................................  (19.8)
   Securities where there is intent to sell.....................................   (1.3)
                                                                                 ------
Cumulative credit losses, ending balance........................................ $100.8
                                                                                 ======

  (C) UNREALIZED INVESTMENT GAINS AND LOSSES

   Net unrealized gains and losses on investment securities classified as available-for-sale and other invested assets are reduced by deferred income taxes and adjustments to DAC, PVFP and sales inducements that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated were as follow as of December 31:

(AMOUNTS IN MILLIONS)                                      2009     2008    2007
---------------------                                    -------  -------  ------
Net unrealized gains (losses) on investment securities:
   Fixed maturity securities............................ $(149.0) $(811.3) $(74.3)
   Equity securities....................................     0.6    (17.0)    2.5
   Other invested assets................................    (0.1)      --      --
                                                         -------  -------  ------
       Subtotal.........................................  (148.5)  (828.3)  (71.8)
Adjustments to DAC, PVFP and sales inducements..........    21.2    143.3    25.1
Income taxes, net.......................................    44.7    242.9    16.5
                                                         -------  -------  ------
Net unrealized investment gains (losses)................ $ (82.6) $(442.1) $(30.2)
                                                         =======  =======  ======

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The change in the net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                                              2009     2008     2007
---------------------                                                                            -------  -------  -------
Beginning balance............................................................................... $(442.1) $ (30.2) $   9.0
Cumulative effect of change in accounting.......................................................   (18.9)      --       --
Unrealized gains (losses) arising during the period:
   Unrealized gains (losses) on investment securities...........................................   637.1   (984.5)  (101.5)
   Adjustment to DAC............................................................................  (107.4)    89.2     15.0
   Adjustment to PVFP...........................................................................   (20.5)    27.0      2.8
   Adjustment to sales inducements..............................................................    (4.5)     2.0      2.0
   Provision for income taxes...................................................................  (179.8)   306.2     28.7
                                                                                                 -------  -------  -------
       Change in unrealized gains (losses) on investment securities.............................   324.9   (560.1)   (53.0)
Reclassification adjustments to net investment (gains) losses, net of taxes of $(28.8), $(79.8)
  and $(7.5)....................................................................................    53.5    148.2     13.8
                                                                                                 -------  -------  -------
Ending balance.................................................................................. $ (82.6) $(442.1) $ (30.2)
                                                                                                 =======  =======  =======

  (D) FIXED MATURITY AND EQUITY SECURITIES

   As of December 31, 2009, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                            GROSS UNREALIZED GAINS      GROSS UNREALIZED LOSSES
                                                          --------------------------- --------------------------
                                                AMORTIZED NOT OTHER-THAN- OTHER-THAN- NOT OTHER-THAN- OTHER-THAN-
                                                 COST OR    TEMPORARILY   TEMPORARILY   TEMPORARILY   TEMPORARILY  FAIR
(AMOUNTS IN MILLIONS)                             COST       IMPAIRED      IMPAIRED      IMPAIRED      IMPAIRED    VALUE
---------------------                           --------- --------------- ----------- --------------- ----------- --------
Fixed maturity securities:
   U.S. government, agencies and government-
     sponsored enterprises..................... $  193.8      $  4.4         $ --         $  (2.9)      $   --    $  195.3
   Government -- non-U.S.......................     71.7         3.7           --            (1.9)          --        73.5
   U.S. corporate..............................  2,330.6        80.6           --           (56.1)          --     2,355.1
   Corporate -- non-U.S........................    927.6        26.8          0.2           (15.6)          --       939.0
   Residential mortgage-backed.................    450.2        11.5          1.5           (14.8)       (11.1)      437.3
   Commercial mortgage-backed..................    601.0         5.1           --           (67.7)        (3.9)      534.5
   Other asset-backed..........................    617.2         3.0           --          (110.2)        (1.6)      508.4
                                                --------      ------         ----         -------       ------    --------
       Total fixed maturity securities.........  5,192.1       135.1          1.7          (269.2)       (16.6)    5,043.1
Equity securities..............................      0.7         0.6           --              --           --         1.3
                                                --------      ------         ----         -------       ------    --------
       Total available-for-sale securities..... $5,192.8      $135.7         $1.7         $(269.2)      $(16.6)   $5,044.4
                                                ========      ======         ====         =======       ======    ========

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   As of December 31, 2008, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                GROSS      GROSS
                                  AMORTIZED   UNREALIZED UNREALIZED  FAIR
(AMOUNTS IN MILLIONS)            COST OR COST   GAINS      LOSSES    VALUE
---------------------            ------------ ---------- ---------- --------
Fixed maturity
  securities:
   U.S. government and
     agencies...................   $   76.0     $16.9     $  (0.1)  $   92.8
   Government -- non-U.S........       60.4       0.6        (8.8)      52.2
   U.S. corporate...............    1,922.5      26.7      (246.6)   1,702.6
   Corporate -- non-U.S.........      771.6       1.8      (130.4)     643.0
   Residential
     mortgage-backed............      448.5      16.3       (53.0)     411.8
   Commercial
     mortgage-backed............      617.1       1.8      (143.0)     475.9
   Other asset-backed...........      535.2        --      (293.5)     241.7
                                   --------     -----     -------   --------
       Total fixed
         maturity
         securities.............    4,431.3      64.1      (875.4)   3,620.0
Equity securities...............       40.5        --       (17.0)      23.5
                                   --------     -----     -------   --------
       Total
         available-for-sale
         securities.............   $4,471.8     $64.1     $(892.4)  $3,643.5
                                   ========     =====     =======   ========

   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2009:

                               LESS THAN 12 MONTHS            12 MONTHS OR MORE
                           ---------------------------- ------------------------------
                                    GROSS                          GROSS
(DOLLAR AMOUNTS IN         FAIR   UNREALIZED NUMBER OF   FAIR    UNREALIZED NUMBER OF
MILLIONS)                  VALUE    LOSSES   SECURITIES  VALUE     LOSSES   SECURITIES
---------                  ------ ---------- ---------- -------- ---------- ----------
DESCRIPTION OF SECURITIES
Fixed maturity
  securities:
   U.S. government,
     agencies and
     government-
     sponsored
     enterprises.......... $ 98.3   $ (2.9)       7     $     --  $    --       --
   Government -- non-U.S..    2.3       --        3         12.2     (1.9)      10
   U.S. corporate.........  211.6     (5.1)      45        538.0    (51.0)     108
   Corporate -- non-U.S...   25.0     (0.2)       5        183.0    (15.4)      41
   Residential
     mortgage-backed......  109.3    (10.5)      40         83.4    (15.4)      29
   Commercial
     mortgage-backed......  111.9     (2.7)      16        179.8    (68.9)      54
   Other asset-backed.....   77.0     (1.3)      10        353.5   (110.5)      13
                           ------   ------      ---     --------  -------      ---
   Subtotal, fixed
     maturity securities..  635.4    (22.7)     126      1,349.9   (263.1)     255
Equity securities.........     --       --       --           --       --       --
                           ------   ------      ---     --------  -------      ---
Total for securities in
  an unrealized loss
  position................ $635.4   $(22.7)     126     $1,349.9  $(263.1)     255
                           ======   ======      ===     ========  =======      ===
% Below cost -- fixed
  maturity securities:
   (less than)20% Below
     cost................. $611.8   $(12.9)     112     $  989.8  $ (66.3)     183
   20-50% Below cost......   22.1     (7.4)      11        342.9   (163.1)      52
   (greater than)50%
     Below cost...........    1.5     (2.4)       3         17.2    (33.7)      20
                           ------   ------      ---     --------  -------      ---
   Total fixed maturity
     securities...........  635.4    (22.7)     126      1,349.9   (263.1)     255
                           ------   ------      ---     --------  -------      ---
% Below cost -- equity
  securities:
   20-50% Below cost......     --       --       --           --       --       --
                           ------   ------      ---     --------  -------      ---
   Total equity
     securities...........     --       --       --           --       --       --
                           ------   ------      ---     --------  -------      ---
Total for securities in
  an unrealized loss
  position................ $635.4   $(22.7)     126     $1,349.9  $(263.1)     255
                           ======   ======      ===     ========  =======      ===

Investment grade.......... $606.6   $(16.3)     105     $  993.8  $(147.2)     186
Below investment grade....   28.8     (6.4)      21        356.1   (115.9)      69
                           ------   ------      ---     --------  -------      ---
Total for securities in
  an unrealized loss
  position................ $635.4   $(22.7)     126     $1,349.9  $(263.1)     255
                           ======   ======      ===     ========  =======      ===

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The investment securities in an unrealized loss position as of December 31, 2009 consisted of 381 securities accounting for unrealized losses of $285.8 million. Of these unrealized losses of $285.8 million, 57.2% were investment grade (rated "AAA" through "BBB-") and 27.7% were less than 20% below cost. The securities less than 20% below cost were primarily attributable to a generally high interest rate environment including widening credit spreads during 2009. Included in these unrealized losses as of December 31, 2009 was $16.6 million of unrealized losses on other-than-temporary impaired securities. Of the total unrealized losses on other-than-temporary impaired securities, $10.5 million have been in an unrealized loss position for more than 12 months. The amount of the unrealized loss on these securities was primarily attributable to increased credit spreads and the depressed market for structured mortgage securities.

   Of the unrealized losses of $285.8 million, $209.3 million were related to structured securities and $41.2 million were related to corporate securities in the finance and insurance sector. The remaining gross unrealized losses of $35.3 million were spread evenly across all other sectors with no individual sector exceeding $10.1 million.

   Of the $209.3 million unrealized losses in structured securities, 53.4% were in other asset-backed securities and 34.2% were in commercial mortgage-backed securities with the remainder in residential mortgage-backed securities. Approximately 50.0% of the total unrealized losses in structured securities were on securities that have retained investment grade ratings. Most of these securities have been in an unrealized loss position for 12 months or more. Given the current market conditions and limited trading on these securities, the fair value of these securities has declined due to widening credit spreads and high premiums for illiquidity. We examined the performance of the underlying collateral and developed our estimate of cash flows expected to be collected. In doing so, we identified certain securities where the non-credit portion of other-than-temporary impairments was recorded in OCI. Based on this evaluation, we determined that the unrealized losses on our mortgage-backed and asset-backed securities represented temporary impairments as of December 31, 2009.

   Of the $41.2 million unrealized losses in the finance and insurance sector, most have been in an unrealized loss position for 12 months or more. Most of these securities have retained a credit rating of investment grade. A portion of the unrealized losses included securities where an other-than-temporary impairment was recorded in OCI. The remaining unrealized losses in our U.S. and non-U.S. corporate securities were evenly distributed across all other major industry types that comprise our corporate bond holdings. Given the current market conditions, including current financial industry events and uncertainty around global economic conditions, the fair value of these securities has declined due to widening credit spreads. In our examination of these securities, we considered all available evidence, including the issuers' financial condition and current industry events to develop our conclusion on the amount and timing of the cash flows expected to be collected. A subset of the securities issued by banks and other financial institutions represent investments in financial hybrid securities on which a debt impairment model was employed. All of these securities retain a credit rating of investment grade. The majority of these securities were issued by foreign financial institutions. The fair value of these securities has been impacted by widening credit spreads which reflect current financial industry events including uncertainty surrounding the level and type of government support of European financial institutions, potential capital restructuring of these institutions, the risk that income payments may be deferred and the risk that these institutions could be nationalized. Based on this evaluation, we determined that the unrealized losses on these securities represented temporary impairments as of December 31, 2009.

   Of the investment securities in an unrealized loss position for 12 months or more as of December 31, 2009, 72 securities were 20% or more below cost, of which 23 securities were also below investment grade (rated "BB+" and below) and accounted for unrealized losses of $103.0 million. These securities were primarily structured securities or securities issued by corporations in the finance and insurance sector. Included in this amount are other-than-temporarily impaired securities where the non-credit loss of $3.4 million was recorded in OCI.

   As of December 31, 2009, we expect to recover our amortized cost on the securities included in the chart above and do not intend to sell or it is not more likely than not that we will be required to sell these securities prior to recovering our amortized cost.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Despite the considerable analysis and rigor employed on our structured securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings of asset-backed and mortgage-backed securities and potential future write-downs within our portfolio of mortgage-backed and asset-backed securities. While we expect our investments in corporate securities will continue to perform in accordance with our conclusions about the amount and timing of estimated cash flows, it is at least reasonably possible that issuers of our investments in corporate securities will perform worse than current expectations. Such events may lead us to recognize potential future write-downs within our portfolio of corporate securities.

   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2008:

                                LESS THAN 12 MONTHS             12 MONTHS OR MORE
                           ------------------------------ ------------------------------
                                      GROSS                          GROSS
(DOLLAR AMOUNTS IN          FAIR    UNREALIZED NUMBER OF   FAIR    UNREALIZED NUMBER OF
MILLIONS)                   VALUE     LOSSES   SECURITIES  VALUE     LOSSES   SECURITIES
---------                  -------- ---------- ---------- -------- ---------- ----------
DESCRIPTION OF SECURITIES
Fixed maturity
  securities:
   U.S. government,
     agencies and
     government-
     sponsored
     enterprises.......... $     --  $    --       --     $    3.3  $  (0.1)       1
   Government -- non-U.S..     37.6     (7.3)      41          1.6     (1.5)       6
   U.S. corporate.........    738.9    (98.4)     191        504.2   (148.2)     124
   Corporate -- non-U.S...    490.5    (77.2)     131        118.1    (53.2)      50
   Residential
     mortgage-backed......    165.5    (38.8)      38         26.4    (14.2)      16
   Commercial
     mortgage-backed......    140.7    (19.3)      26        304.2   (123.7)      68
   Other asset-backed.....     72.3    (58.5)       6        167.6   (235.0)      11
                           --------  -------      ---     --------  -------      ---
   Subtotal, fixed
     maturity securities..  1,645.5   (299.5)     433      1,125.4   (575.9)     276
Equity securities.........      3.2     (2.3)       1         19.6    (14.7)       1
                           --------  -------      ---     --------  -------      ---
Total for securities in
  an unrealized loss
  position................ $1,648.7  $(301.8)     434     $1,145.0  $(590.6)     277
                           ========  =======      ===     ========  =======      ===
% Below cost -- fixed
  maturity securities:
   (less than)20% Below
     cost................. $1,341.7  $(135.3)     329     $  595.7  $ (80.7)     123
   20-50% Below cost......    256.3   (103.1)      99        395.2   (199.3)     104
   (greater than)50%
     Below cost...........     47.5    (61.1)       5        134.5   (295.9)      49
                           --------  -------      ---     --------  -------      ---
   Total fixed maturity
     securities...........  1,645.5   (299.5)     433      1,125.4   (575.9)     276
                           --------  -------      ---     --------  -------      ---
% Below cost -- equity
  securities:
   20-50% Below cost......      3.2     (2.3)       1         19.6    (14.7)       1
                           --------  -------      ---     --------  -------      ---
   Total equity
     securities...........      3.2     (2.3)       1         19.6    (14.7)       1
                           --------  -------      ---     --------  -------      ---
Total for securities in
  an unrealized loss
  position................ $1,648.7  $(301.8)     434     $1,145.0  $(590.6)     277
                           ========  =======      ===     ========  =======      ===

Investment grade.......... $1,423.0  $(250.0)     334     $1,084.2  $(568.5)     244
Below investment grade....    225.7    (51.8)     100         60.8    (22.1)      33
                           --------  -------      ---     --------  -------      ---
Total for securities in
  an unrealized loss
  position................ $1,648.7  $(301.8)     434     $1,145.0  $(590.6)     277
                           ========  =======      ===     ========  =======      ===

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The scheduled maturity distribution of fixed maturity securities as of December 31, 2009 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                         AMORTIZED
(AMOUNTS IN MILLIONS)                   COST OR COST FAIR VALUE
---------------------                   ------------ ----------
Due one year or less...................   $  106.9    $  107.2
Due after one year through five years..    1,158.4     1,181.7
Due after five years through ten years.      744.6       760.8
Due after ten years....................    1,513.8     1,513.2
                                          --------    --------
   Subtotal............................    3,523.7     3,562.9
Residential mortgage-backed............      450.2       437.3
Commercial mortgage-backed.............      601.0       534.5
Other asset-backed.....................      617.2       508.4
                                          --------    --------
   Total...............................   $5,192.1    $5,043.1
                                          ========    ========

   As of December 31, 2009, $334.7 million of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2009, securities issued by finance and insurance, utilities and energy, and consumer -- non-cyclical industry groups represented approximately 20.0%, 28.9% and 16.5% of our domestic and foreign corporate fixed maturity securities portfolio, respectively. No other industry group comprised more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the U.S. and internationally, and is not dependent on the economic stability of one particular region.

   As of December 31, 2009, we did not hold any fixed maturity securities in any single issuer other than securities issued or guaranteed by the U.S. government, which exceeded 10% of stockholders equity.

   As of December 31, 2009 and 2008, $2.5 million and $2.7 million, respectively, of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

  (E) COMMERCIAL MORTGAGE LOANS

   Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of prepayments, amortization and allowance for loan losses.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of December 31:

                                                                2009            2008
                                                           --------------  --------------
                                                           CARRYING % OF   CARRYING % OF
(AMOUNTS IN MILLIONS)                                       VALUE   TOTAL   VALUE   TOTAL
---------------------                                      -------- -----  -------- -----
PROPERTY TYPE
Retail....................................................  $280.8   35.0%  $303.9   33.9%
Industrial................................................   250.4   31.2    274.8   30.7
Office....................................................   172.1   21.4    191.0   21.4
Apartments................................................    68.9    8.6     81.1    9.1
Mixed use/other...........................................    30.6    3.8     43.5    4.9
                                                            ------  -----   ------  -----
   Total principal balance................................   802.8  100.0%   894.3  100.0%
                                                                    =====           =====
   Unamortized balance of loan origination fees and costs.     0.7             0.9
   Allowance for losses...................................    (5.1)           (2.5)
                                                            ------          ------
   Total..................................................  $798.4          $892.7
                                                            ======          ======

                                                                2009            2008
                                                           --------------  --------------
                                                           CARRYING % OF   CARRYING % OF
(AMOUNTS IN MILLIONS)                                       VALUE   TOTAL   VALUE   TOTAL
---------------------                                      -------- -----  -------- -----
GEOGRAPHIC REGION
Pacific...................................................  $277.3   34.5%  $295.0   33.0%
South Atlantic............................................   180.6   22.5    215.9   24.1
Middle Atlantic...........................................    93.9   11.7    100.7   11.3
East North Central........................................    75.1    9.4     83.0    9.3
Mountain..................................................    53.2    6.6     58.2    6.5
New England...............................................    37.2    4.6     47.5    5.3
West North Central........................................    30.6    3.8     35.7    4.0
West South Central........................................    32.4    4.1     34.9    3.9
East South Central........................................    22.5    2.8     23.4    2.6
                                                            ------  -----   ------  -----
   Total principal balance................................   802.8  100.0%   894.3  100.0%
                                                                    =====           =====
   Unamortized balance of loan origination fees and costs.     0.7             0.9
   Allowance for losses...................................    (5.1)           (2.5)
                                                            ------          ------
   Total..................................................  $798.4          $892.7
                                                            ======          ======

   As of December 31, 2009 and 2008, there was no concentration of mortgage originations in any one state.

   "Impaired" loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement.

   Under these principles, we may have two types of "impaired" loans: loans requiring specific allowances for losses (none as of December 31, 2009 and 2008) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition (none as of December 31, 2009 and 2008).

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following table presents the activity in the allowance for losses during the years ended December 31:

(AMOUNTS IN MILLIONS)      2009  2008  2007
---------------------      ---- -----  ----
Balance as of January 1... $2.5 $ 2.3  $1.8
Provision.................  2.6   0.3   0.5
Release...................   --  (0.1)   --
                           ---- -----  ----
Balance as of December 31. $5.1 $ 2.5  $2.3
                           ==== =====  ====

  (F) OTHER INVESTED ASSETS

   The following table sets forth the carrying values of our other invested assets as of December 31:

                                          2009            2008
                                     --------------  --------------
                                     CARRYING % OF   CARRYING % OF
(AMOUNTS IN MILLIONS)                 VALUE   TOTAL   VALUE   TOTAL
---------------------                -------- -----  -------- -----
Securities lending collateral.......  $ 51.0   40.3%  $ 27.0    5.1%
Derivatives.........................    44.4   35.0    264.9   49.9
Trading securities..................    17.3   13.7     19.2    3.6
Derivatives counterparty collateral.    13.6   10.7    217.1   40.9
Other investments...................     0.4    0.3      2.6    0.5
                                      ------  -----   ------  -----
   Total other invested assets......  $126.7  100.0%  $530.8  100.0%
                                      ======  =====   ======  =====

(3)DERIVATIVE INSTRUMENTS

   Our business activities routinely deal with fluctuations in interest rates, equity prices, currency exchange rates and other asset and liability prices. We use derivative instruments to mitigate or reduce certain of these risks. We have established policies for managing each of these risks, including prohibition on derivatives market-making and other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or mitigate these risks. While we use derivatives to mitigate or reduce risks, certain derivatives do not meet the accounting requirements to be designated as hedging instruments and are denoted as "derivatives not designated as hedges" in the following disclosures. For derivatives that meet the accounting requirements to be designated as hedges, the following disclosures for these derivatives are denoted as "derivatives designated as hedges," which include both cash flow and fair value hedges.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following table sets forth our positions in derivative instruments as of December 31:

                                  DERIVATIVE ASSETS           DERIVATIVE LIABILITIES
                           ------------------------------- -----------------------------
                               BALANCE        FAIR VALUE      BALANCE        FAIR VALUE
                                SHEET        -------------     SHEET        ------------
(AMOUNTS IN MILLIONS)       CLASSIFICATION    2009   2008  CLASSIFICATION   2009   2008
---------------------      --------------    -----  ------ --------------   ----- ------
DERIVATIVES DESIGNATED
AS HEDGES
Cash flow hedges:
                            Other invested                       Other
   Interest rate swaps....      assets       $31.9  $174.2    liabilities   $17.4 $   --
   Inflation indexed        Other invested                       Other
     swaps................      assets          --      --    liabilities     1.5     --
                                             -----  ------                  ----- ------
   Total cash flow hedges.                    31.9   174.2                   18.9     --
                                             -----  ------                  ----- ------
   Total derivatives
     designated as hedges.                    31.9   174.2                   18.9     --
                                             -----  ------                  ----- ------
DERIVATIVES NOT
DESIGNATED AS HEDGES
                            Other invested                       Other
Interest rate swaps.......      assets         3.8    43.7    liabilities     3.1    4.6
                            Other invested                       Other
Credit default swaps......      assets         1.9      --    liabilities      --    3.5
                            Other invested                       Other
Equity index options......      assets         6.8    47.0    liabilities      --     --
                            Other invested                       Other
Financial futures.........      assets          --      --    liabilities      --     --
                                                             Policyholder
                              Reinsurance                       account
GMWB embedded derivatives.  recoverable(1)    (0.9)    2.8    balances(2)    19.0   93.4
                                             -----  ------                  ----- ------
   Total derivatives not
     designated as hedges.                    11.6    93.5                   22.1  101.5
                                             -----  ------                  ----- ------
   Total derivatives......                   $43.5  $267.7                  $41.0 $101.5
                                             =====  ======                  ===== ======

--------
(1)Represents the embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(2)Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

   The fair value of derivative positions presented above was not offset by the respective collateral amounts retained or provided under these agreements. The amounts recognized for derivative counterparty collateral retained by us was recorded in other invested assets with a corresponding amount recorded in other liabilities to represent our obligation to return the collateral retained by us.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The activity associated with derivative instruments can generally be measured by the change in notional value over the periods presented. However, for equity index options, the change between periods is best illustrated by the number of contracts, and for GMWB embedded derivatives, the change between periods is best illustrated by the number of policies. The following tables represent activity associated with derivative instruments as of the dates indicated:

                                                                   MATURITIES/
(NOTIONAL IN MILLIONS)     MEASUREMENT DECEMBER 31, 2008 ADDITIONS TERMINATIONS DECEMBER 31, 2009
----------------------     ----------- ----------------- --------- ------------ -----------------
DERIVATIVES DESIGNATED
AS HEDGES
Cash flow hedges:
   Interest rate swaps....  Notional       $1,023.1      $  183.0    $ (12.0)       $1,194.1
   Inflation indexed
     swaps................  Notional             --          50.0         --            50.0
                                           --------      --------    -------        --------
   Total cash flow hedges.                  1,023.1         233.0      (12.0)        1,244.1
                                           --------      --------    -------        --------
   Total derivatives
     designated as hedges.                  1,023.1         233.0      (12.0)        1,244.1
                                           --------      --------    -------        --------
DERIVATIVES NOT
DESIGNATED AS HEDGES
Interest rate swaps.......  Notional          225.0            --      (50.0)          175.0
Credit default swaps......  Notional           83.0            --         --            83.0
Financial futures.........  Notional          915.3       1,518.3     (915.3)        1,518.3
                                           --------      --------    -------        --------
   Total derivatives not
     designated as hedges.                  1,223.3       1,518.3     (965.3)        1,776.3
                                           --------      --------    -------        --------
   Total derivatives......                 $2,246.4      $1,751.3    $(977.3)       $3,020.4
                                           ========      ========    =======        ========

(NUMBER OF CONTRACTS OR
POLICIES)                 MEASUREMENT DECEMBER 31, 2008 ADDITIONS TERMINATIONS DECEMBER 31, 2009
---------                 ----------- ----------------- --------- ------------ -----------------
DERIVATIVES NOT
DESIGNATED AS HEDGES
Equity index options.....  Contracts       110,000       44,000     (85,000)        69,000
GMWB embedded derivatives  Policies          5,036          813        (125)         5,724

   CASH FLOW HEDGES

   Certain derivative instruments are designated as cash flow hedges. The changes in fair value of these instruments are recorded as a component of OCI. We designate and account for the following as cash flow hedges when they have met the effectiveness requirements: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) pay U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure on liabilities denominated in foreign currencies; (v) forward starting interest rate swaps to hedge against changes in interest rates associated with future fixed-rate bond purchases and/or interest income; and (vi) other instruments to hedge the cash flows of various forecasted transactions.

   The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2009:

                                               GAIN (LOSS)
                                            RECLASSIFIED INTO  CLASSIFICATION OF GAIN       GAIN (LOSS)
                             GAIN (LOSS)       NET INCOME     (LOSS) RECLASSIFIED INTO     RECOGNIZED IN
(AMOUNTS IN MILLIONS)     RECOGNIZED IN OCI  (LOSS) FROM OCI     NET INCOME (LOSS)     NET INCOME (LOSS) (1)
---------------------     ----------------- ----------------- ------------------------ ---------------------
Interest rate swaps                                                Net investment
  hedging assets.........      $(152.0)           $0.3                 income                  $(7.2)
                               -------            ----                                         -----
   Total.................      $(152.0)           $0.3                                         $(7.2)
                               =======            ====                                         =====

                          CLASSIFICATION OF GAIN
                           (LOSS) RECOGNIZED IN
(AMOUNTS IN MILLIONS)       NET INCOME (LOSS)
---------------------     ----------------------
Interest rate swaps           Net investment
  hedging assets.........     gains (losses)

   Total.................

--------
(1)Represents ineffective portion of cash flow hedges, as there were no amounts excluded from the measurement of effectiveness.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The ineffectiveness related to our cash flow hedges for the years ended December 31, 2008 and 2007 was $9.2 million and $0.8 million, respectively. There were no amounts excluded from the measure of effectiveness in either year.

   The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholders' equity labeled "derivatives qualifying as hedges," for the years ended December 31:

(AMOUNTS IN MILLIONS)      2009    2008  2007
---------------------     ------  ------ -----
Derivatives qualifying
  as effective
  accounting hedges as
  of January 1........... $132.6  $ 13.6 $  --
Current period increases
  (decreases) in fair
  value, net of deferred
  taxes of $54.3,
  $(65.4) and $(7.4).....  (97.7)  119.0  13.6
Reclassification to net
  (income) loss, net of
  deferred taxes of
  $0.1, $0.0, $0.0.......   (0.2)     --    --
                          ------  ------ -----
Derivatives qualifying
  as effective
  accounting hedges as
  of December 31......... $ 34.7  $132.6 $13.6
                          ======  ====== =====

   The total of derivatives designated as cash flow hedges of $34.7 million, net of taxes, recorded in stockholders' equity as of December 31, 2009 is expected to be reclassified to future net income (loss), concurrently with and primarily offsetting changes in interest expense and interest income on floating-rate instruments and interest income on future fixed-rate bond purchases. Of this amount, $(0.3) million, net of taxes, is expected to be reclassified to net income (loss) in the next 12 months. Actual amounts may vary from this amount as a result of market conditions. All forecasted transactions associated with qualifying cash flow hedges are expected to occur by 2036. No amounts were reclassified to net income (loss) during the year ended December 31, 2009 in connection with forecasted transactions that were no longer considered probable of occurring. During 2008, we terminated a large portion of our forward starting interest rate swaps, which were designated as cash flow hedges, related to our long-term care insurance business to reduce our counterparty credit exposure and increase liquidity. The respective balance in OCI related to these derivatives will be reclassified into net income (loss) when the forecasted transactions affect net income (loss), as the forecasted transactions are still probable of occurring.

   DERIVATIVES NOT DESIGNATED AS HEDGES

   We also enter into certain non-qualifying derivative instruments such as:
(i) interest rate swaps, swaptions and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and replicate characteristics of investments with similar terms and credit risk; and (iii) equity index options, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits. Additionally, we provide GMWBs on certain products that are required to be bifurcated as embedded derivatives.

   The following table provides the pre-tax gain (loss) recognized in net income (loss) for the effects of derivatives not designated as hedges for the years ended December 31:

                                                                CLASSIFICATION OF GAIN (LOSS) RECOGNIZED
(AMOUNTS IN MILLIONS)                     2009    2008    2007            IN NET INCOME (LOSS)
---------------------                    ------  ------  -----  ----------------------------------------
Interest rate swaps..................... $(29.3) $ 37.1  $ 1.0  Net investment gains (losses)
Credit default swaps....................    6.5    (3.2)    --  Net investment gains (losses)
Equity index options....................  (19.7)   31.9    2.3  Net investment gains (losses)
Financial futures.......................  (32.9)   10.4    0.1  Net investment gains (losses)
GMWB embedded derivatives...............   74.7   (85.6)  (3.8) Net investment gains (losses)
                                         ------  ------  -----
   Total derivatives not designated as
     hedges............................. $ (0.7) $ (9.4) $(0.4)
                                         ======  ======  =====

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   DERIVATIVE COUNTERPARTY CREDIT RISK

   As of December 31, 2009 and 2008, net fair value assets by counterparty totaled $40.0 million and $264.9 million, respectively. As of December 31, 2009 and 2008, net fair value liabilities by counterparty totaled $17.7 million and $8.1 million, respectively. As of December 31, 2009 and 2008, we retained collateral of $13.6 million and $217.1 million, respectively. Related to these agreements, there were no over collateralization in 2009 and $6.5 million in 2008, from certain counterparties. As of December 31, 2009, we posted $23.1 million of collateral to derivative counterparties, including over collateralization of $5.7 million. As of December 31, 2008, we posted no collateral to derivative counterparties.

   All of our master swap agreements contain credit downgrade provisions that allow either party to assign or terminate derivative transactions if the other party's long-term unsecured debt rating or financial strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of December 31, 2009 and 2008, we could have been allowed to claim up to $26.4 million and $46.2 million, respectively, from counterparties and required to disburse up to $0.3 million in 2009. We would not have been required to make a disbursement in 2008. This represents the net fair value of gains and losses by counterparty, less available collateral held.

   CREDIT DERIVATIVES

   We sell protection under single name credit default swaps and credit default swap index tranches in combination with purchasing securities to replicate characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for both indexed reference entities and single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value for credit default swaps and the par value of debt instruments with embedded credit derivatives. If a credit event occurs, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction. For debt instruments with embedded credit derivatives, the security's principal is typically reduced by the net amount of default for any referenced entity defaults.

   The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of December 31:

                                                          2009                        2008
                                               --------------------------- ---------------------------
                                               NOTIONAL                    NOTIONAL
(AMOUNTS IN MILLIONS)                           VALUE   ASSETS LIABILITIES  VALUE   ASSETS LIABILITIES
---------------------                          -------- ------ ----------- -------- ------ -----------
Reference entity credit rating and maturity:
A
   Matures after one year through five years..  $ 5.0    $0.2      $--      $10.0    $--      $1.2
BBB
   Matures after one year through five years..   30.0     0.7       --       25.0     --       1.3
                                                -----    ----      ---      -----    ---      ----
   Total credit default swaps on single name
     reference entities.......................  $35.0    $0.9      $--      $35.0    $--      $2.5
                                                =====    ====      ===      =====    ===      ====

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following table sets forth our credit default swaps where we sell protection on credit default swap index tranches and the fair values as of December 31:

                                                            2009                        2008
                                                 --------------------------- ---------------------------
                                                 NOTIONAL                    NOTIONAL
(AMOUNTS IN MILLIONS)                             VALUE   ASSETS LIABILITIES  VALUE   ASSETS LIABILITIES
---------------------                            -------- ------ ----------- -------- ------ -----------
Index tranche attachment/detachment point and
  maturity:
   12% -- 22% matures after five years through
     ten years (1)..............................  $48.0    $1.0      $--      $48.0    $--      $1.0
                                                  -----    ----      ---      -----    ---      ----
   Total credit default swaps on index
     tranches...................................  $48.0    $1.0      $--      $48.0    $--      $1.0
                                                  =====    ====      ===      =====    ===      ====

--------
(1)The current attachment/detachment as of December 31, 2009 and 2008 was 12.0%
   - 22.0%.

   The following table sets forth our holding of available-for-sale fixed maturity securities that include embedded credit derivatives and the fair values as of December 31:

                                                        2009                    2008
                                               ----------------------- -----------------------
                                                PAR   AMORTIZED FAIR    PAR   AMORTIZED FAIR
(AMOUNTS IN MILLIONS)                          VALUE    COST    VALUE  VALUE    COST    VALUE
---------------------                          ------ --------- ------ ------ --------- ------
Credit rating:
AAA
   Matures after one year through five
     years.................................... $   --  $   --   $   -- $100.0  $100.0   $ 50.7
   Matures after five years through ten
     years....................................     --      --       --  300.0   331.5    105.1
AA
   Matures after one year through five
     years....................................  100.0   100.0     95.8     --      --       --
BBB
   Matures after five years through ten
     years....................................  100.0   100.0     75.8     --      --       --
BB
   Matures after five years through ten
     years....................................  200.0   227.7    148.2     --      --       --
                                               ------  ------   ------ ------  ------   ------
   Total available-for-sale fixed maturity
     securities that include embedded credit
     derivatives.............................. $400.0  $427.7   $319.8 $400.0  $431.5   $155.8
                                               ======  ======   ====== ======  ======   ======

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


(4)DEFERRED ACQUISITION COSTS

   The following table presents the activity impacting DAC as of and for the years ended December 31:

(AMOUNTS IN MILLIONS)      2009    2008    2007
---------------------     ------  ------  ------
Unamortized balance as
  of January 1........... $497.8  $435.8  $397.7
   Costs deferred........   32.8    93.6    76.3
   Amortization, net of
     interest accretion..  (32.8)  (31.6)  (38.2)
   Cumulative effect
     adjustment (1)......   (5.8)     --      --
                          ------  ------  ------
Unamortized balance as
  of December 31.........  492.0   497.8   435.8
   Accumulated effect of
     net unrealized
     investment (gains)
     losses..............   10.9   110.6    21.4
                          ------  ------  ------
Balance as of December 31 $502.9  $608.4  $457.2
                          ======  ======  ======

--------
(1)On April 1, 2009, we adopted a new accounting standard related to the recognition of other-than-temporary impairments. The adoption of this standard had a net favorable impact of $1.9 million on DAC.

   We regularly review DAC to determine if it is recoverable from future income. In 2009 and 2008, loss recognition testing of our fee-based products in our retirement income business resulted in an increase in amortization of DAC of $4.8 million and $9.9 million, respectively, reflecting unfavorable equity market performance. As of December 31, 2009, we believe all of our other businesses have sufficient future income where the related DAC is recoverable.

(5)INTANGIBLE ASSETS AND GOODWILL

   The following table presents our intangible assets as of December 31:

                                     2009                        2008
                          --------------------------  --------------------------
                          GROSS CARRYING ACCUMULATED  GROSS CARRYING ACCUMULATED
(AMOUNTS IN MILLIONS)         AMOUNT     AMORTIZATION     AMOUNT     AMORTIZATION
---------------------     -------------- ------------ -------------- ------------
PVFP.....................     $129.9        $(89.2)       $150.2       $ (98.8)
Deferred sales
  inducements to
  contractholders........       37.1          (3.8)         38.4          (3.4)
                              ------        ------        ------       -------
   Total.................     $167.0        $(93.0)       $188.6       $(102.2)
                              ======        ======        ======       =======

   Amortization expense related to PVFP for the years ended December 31, 2009, 2008 and 2007 was $(9.6) million, $3.5 million and $4.2 million, respectively. Amortization expense related to deferred sales inducements of $0.4 million, $(0.9) million and $2.1 million, respectively, for the years ended December 31, 2009, 2008 and 2007 was included in benefits and other changes in policy reserves.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


  (A) PRESENT VALUE OF FUTURE PROFITS

   The following table presents the activity in PVFP as of and for the years ended December 31:

(AMOUNTS IN MILLIONS)      2009   2008   2007
---------------------     -----  -----  -----
Unamortized balance as
  of January 1........... $23.2  $26.7  $30.9
   Interest accreted at
     4.9%, 4.9% and 4.9%.   1.3    1.2    1.4
   Amortization..........   8.3   (4.7)  (5.6)
   Cumulative effect
     adjustment (1)......  (1.6)    --     --
                          -----  -----  -----
Unamortized balance as
  of December 31.........  31.2   23.2   26.7
   Accumulated effect of
     net unrealized
     investment (gains)
     losses..............   9.5   28.2    1.2
                          -----  -----  -----
Balance as of December 31 $40.7  $51.4  $27.9
                          =====  =====  =====

--------
(1)On April 1, 2009, we adopted a new accounting standard related to the recognition of other-than-temporary impairments. The adoption of this standard had a net favorable impact of $0.2 million on PVFP.

   The percentage of the December 31, 2009 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

                                  2010. 11.2%
                                  2011.  9.8%
                                  2012.  8.4%
                                  2013.  8.0%
                                  2014.  6.6%

   Amortization expenses for PVFP in future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of businesses. Similarly, future amortization expenses for other intangibles will depend on future acquisitions, dispositions and other business transactions.

  (B) GOODWILL

   Our goodwill balance was $49.1 million as of December 31, 2009 and 2008.

   The following is a summary of our goodwill balance by segment as of the dates indicated:

                                          RETIREMENT
                                          INCOME AND
        (AMOUNTS IN MILLIONS)             INVESTMENTS PROTECTION  TOTAL
        ---------------------             ----------- ---------- ------
        Balance as of December 31, 2007:
        Gross goodwill...................   $ 25.3      $49.1    $ 74.4
        Accumulated impairment losses....       --         --        --
                                            ------      -----    ------
        Goodwill.........................     25.3       49.1      74.4
                                            ------      -----    ------
        Balance as of December 31, 2008:
        Gross goodwill...................     25.3       49.1      74.4
        Accumulated impairment losses....    (25.3)        --     (25.3)
                                            ------      -----    ------
        Goodwill.........................       --       49.1      49.1
                                            ------      -----    ------
        Balance as of December 31, 2009:
        Gross goodwill...................     25.3       49.1      74.4
        Accumulated impairment losses....    (25.3)        --     (25.3)
                                            ------      -----    ------
        Goodwill.........................   $   --      $49.1    $ 49.1
                                            ======      =====    ======

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   GOODWILL IMPAIRMENT LOSSES

   There were no goodwill impairment charges recorded in 2009. However, continued deteriorating or adverse market conditions for certain businesses may have a significant impact on the fair value of our reporting units and could result in future impairments of goodwill.

   During 2008, as a result of our annual goodwill impairment analysis, we recorded a goodwill impairment related to our retirement income reporting unit of $25.3 million, as discussed further below. There were no goodwill impairment charges recorded in 2007.

   Key considerations related to impairments recorded during 2008 for our retirement income reporting unit were equity market conditions and industry growth. As a result of declining equity market conditions, expected near term industry growth and our refined sales strategy, the fair value determined using a discounted cash flow model decreased and resulted in an impairment of the goodwill balance of $25.3 million in the fourth quarter of 2008.

(6)REINSURANCE

   We reinsure a portion of our policy risks to other insurance companies in order to reduce our ultimate losses and to diversify our exposures. We also assume certain policy risks written by other insurance companies. Reinsurance accounting is followed for assumed and ceded transactions when there is adequate risk transfer. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than the relationship discussed below with Union Fidelity Life Insurance Company ("UFLIC"), we do not have significant concentrations of reinsurance with any one reinsurer that could have a material impact on our financial position.

   As of December 31, 2009, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy may not exceed $1.0 million.

   In April 2004, we entered into reinsurance transactions, in which we ceded to UFLIC in-force blocks of structured settlements, substantially all of our in-force blocks of variable annuities and a block of long-term care insurance policies that we reinsured in 2000 from MetLife Insurance Company of Connecticut. Our in-force variable annuity contracts, excluding the RetireReady Retirement Answer ("Retirement Answer") variable annuity product that was not reinsured, had aggregate general account reserves of $197.1 million and $210.7 million as of December 31, 2009 and 2008, respectively. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. Our in-force structured settlements reinsured had aggregate policyholder reserves of $700.0 million and $704.3 million as of December 31, 2009 and 2008, respectively. The block of long-term care insurance policies that we reinsured in 2000 from the MetLife block of business had aggregate reserves of $894.3 million and $822.0 million as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, we had $98.1 million and $93.5 million, respectively, in retained assets that are attributable to the separate account portion of the variable annuity business and will make any payment with respect to that separate account portion directly from these assets. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Actual costs and expense allowance amounts are determined by expense studies to be conducted periodically. The expense allowance was $2.4 million and $2.1 million for the years ended December 31, 2009 and 2008, respectively.

   Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. To secure the payment of its obligations to us under

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation ("GE Capital") agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital ("RBC") at not less than 150% of its company action level, as defined from time to time by the National Association of Insurance Commissioners ("NAIC").

   The following table sets forth net domestic life insurance in-force as of December 31:

(AMOUNTS IN MILLIONS)        2009        2008        2007
---------------------     ----------  ----------  ----------
Direct life insurance
  in-force............... $ 28,375.8  $ 28,592.7  $ 27,784.6
Amounts assumed from
  other companies........       54.7        61.5        63.5
Amounts ceded to other
  companies (1)..........  (21,782.2)  (21,786.4)  (21,028.8)
                          ----------  ----------  ----------
Net life insurance
  in-force............... $  6,648.3  $  6,867.8  $  6,819.3
                          ==========  ==========  ==========
Percentage of amount
  assumed to net.........        0.8%        0.9%        0.9%
                          ==========  ==========  ==========

--------
(1)Includes amounts accounted for under the deposit method.

   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                              WRITTEN                     EARNED
                                     -------------------------  -------------------------
(AMOUNTS IN MILLIONS)                  2009     2008     2007     2009     2008     2007
---------------------                -------  -------  -------  -------  -------  -------
Direct.............................. $ 227.6  $ 252.3  $ 248.3  $ 227.2  $ 250.3  $ 245.5
Assumed.............................    72.9     76.8     81.5     72.1     77.3     82.0
Ceded...............................  (121.1)  (116.3)  (112.8)  (120.0)  (116.9)  (112.8)
                                     -------  -------  -------  -------  -------  -------
Net premiums........................ $ 179.4  $ 212.8  $ 217.0  $ 179.3  $ 210.7  $ 214.7
                                     =======  =======  =======  =======  =======  =======
Percentage of amount assumed to net.                               40.2%    36.7%    38.2%
                                                                =======  =======  =======

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $203.2 million, $249.8 million and $175.8 million during 2009, 2008 and 2007, respectively.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


(7)INSURANCE RESERVES

   FUTURE POLICY BENEFITS

   The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

                                                 MORTALITY/
                                                 MORBIDITY  INTEREST RATE
(AMOUNTS IN MILLIONS)                            ASSUMPTION  ASSUMPTION     2009     2008
---------------------                            ---------- ------------- -------- --------
Long-term care insurance contracts..............     (a)     5.0% - 7.5%  $1,449.1 $1,322.5
Structured settlements with life contingencies..     (b)     4.0% - 8.0%     580.0    576.5
Annuity contracts with life contingencies.......     (b)     4.0% - 8.0%     287.0    296.1
Traditional life insurance contracts............     (c)     2.5% - 8.4%      65.4     62.5
Supplementary contracts with life contingencies.     (b)     4.0% - 8.0%      43.8     45.2
Accident and health insurance contracts.........     (d)        3.5%           0.1      0.3
                                                                          -------- --------
   Total future policy benefits.................                          $2,425.4 $2,303.1
                                                                          ======== ========

--------
(a)The 1983 Individual Annuitant Mortality Table or 2000 U.S. Annuity Table, or 1983 Group Annuitant Mortality Table and the 1985 National Nursing Home Study and company experience.
(b)Assumptions for limited-payment contracts come from either the U.S. Population Table, 1983 Group Annuitant Mortality Table and 1983 Individual Annuitant Mortality Table or a-2000 Mortality Table.
(c)Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables, 1958, 1980 and 2001 Commissioner's Standard Ordinary Tables, 1980 Commissioner's Extended Term table and (IA) Standard Table 1996 (modified).
(d)The 1958 and 1980 Commissioner's Standard Ordinary Tables.

   Assumptions as to persistency are based on the Company's experience.

   POLICYHOLDER ACCOUNT BALANCES

   The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

(AMOUNTS IN MILLIONS)                                 2009     2008
---------------------                               -------- --------
Annuity contracts.................................. $3,265.3 $3,579.2
FABNs..............................................    400.1    400.2
Structured settlements without life contingencies..    253.9    259.1
Supplementary contracts without life contingencies.     68.7     73.0
                                                    -------- --------
   Total investment contracts......................  3,988.0  4,311.5
Universal life insurance contracts.................    248.9    247.0
                                                    -------- --------
   Total policyholder account balances............. $4,236.9 $4,558.5
                                                    ======== ========

   CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

   Our variable annuity contracts provide a basic GMDB, which provides a minimum account value to be paid upon the annuitant's death. Some variable annuity contracts may permit contractholders to have the option to purchase through riders, at an additional charge, enhanced death benefits. Our separate account guarantees are primarily death benefits; we also have some GMWBs and guaranteed annuitization benefits.

   As of December 31, 2009 and 2008, our liability associated with certain nontraditional long-duration contracts was approximately $841.3 million and $709.2 million, respectively.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following table sets forth total account values, net of reinsurance, with death benefit and living benefit guarantees as of December 31:

(DOLLAR AMOUNTS IN MILLIONS)                                                      2009   2008
----------------------------                                                     ------ ------
Account values with death benefit guarantees (net of reinsurance):
   Standard death benefits (return of net deposits) account value............... $213.9 $288.4
   Net amount at risk........................................................... $ 11.1 $ 86.0
   Average attained age of contractholders......................................     69     66

   Enhanced death benefits (step-up, roll-up, payment protection) account value. $527.9 $293.7
   Net amount at risk........................................................... $ 59.8 $105.6
   Average attained age of contractholders......................................     67     67

Account values with living benefit guarantees:
   GMWBs........................................................................ $705.6 $337.4
   Guaranteed annuitization benefits............................................ $ 53.1 $ 38.4

   The GMDB liability for our variable annuity contracts with death benefits, net of reinsurance, was $0.1 million and $1.5 million as of December 31, 2009 and 2008, respectively.

   The assets supporting the separate accounts of the variable contracts are primarily mutual fund equity securities and are reflected in our consolidated balance sheets at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves.

   Net investment income, net investment gains (losses) and the related liability changes associated with the separate account are offset within the same line item in the consolidated statements of income. There were no gains or losses on transfers of assets from the general account to the separate accounts.

   The contracts underlying the GMWB and guaranteed annuitization benefits are considered "in the money" if the contractholder's benefit base, defined as the greater of the contract value or the protected value, is greater than the account value. As of December 31, 2009 and 2008, our exposure related to GMWB and guaranteed annuitization benefit contracts that were considered "in the money" was $88.2 million and $140.1 million, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is upon annuitization and the amount to be paid by us will either be in the form of a lump sum, or over the annuity period for certain GMWBs and guaranteed annuitization benefits.

   Account balances of variable annuity contracts with living benefit guarantees were invested in separate account investment options as follows as of December 31:

(AMOUNTS IN MILLIONS)   2009   2008
---------------------  ------ ------
 Balanced funds....... $355.1 $247.5
 Equity funds.........  210.6   68.6
 Bond funds...........  145.9   48.0
 Money market funds...   24.0    8.9
 Other................   23.1    2.8
                       ------ ------
    Total............. $758.7 $375.8
                       ====== ======

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


(8)LIABILITY FOR POLICY AND CONTRACT CLAIMS

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

(AMOUNTS IN MILLIONS)        2009     2008     2007
---------------------      -------  -------  -------
Balance as of January 1... $ 318.7  $ 255.8  $ 224.7
Less reinsurance
  recoverables............  (193.2)  (154.5)  (137.2)
                           -------  -------  -------
   Net balance as of
     January 1............   125.5    101.3     87.5
                           -------  -------  -------
Incurred related to
  insured events of:
   Current year...........    66.2     58.8     58.1
   Prior years............    28.3     15.8      5.7
                           -------  -------  -------
       Total incurred.....    94.5     74.6     63.8
                           -------  -------  -------
Paid related to insured
  events of:
   Current year...........   (24.7)   (17.5)   (15.8)
   Prior years............   (44.5)   (32.9)   (34.2)
                           -------  -------  -------
       Total paid.........   (69.2)   (50.4)   (50.0)
                           -------  -------  -------
   Net balance as of
     December 31..........   150.8    125.5    101.3
                           -------  -------  -------
Add reinsurance
  recoverables............   217.2    193.2    154.5
                           -------  -------  -------
Balance as of December 31. $ 368.0  $ 318.7  $ 255.8
                           =======  =======  =======

   As described in note 2, we establish reserves for the ultimate cost of settling claims on reported and unreported insured events that have occurred on or before the respective reporting period. These liabilities are associated primarily with our long-term care insurance products and represent our best estimates of the liabilities at the time based on known facts, historical trends of claim payments and other external factors, such as various trends in mortality, morbidity and medical costs.

   For 2009, the increase in the ending liability for policy and contract claims was primarily related to our long-term care business as a result of an increase in the amount and duration of claims as compared to the prior year.

   During 2009, 2008 and 2007, we strengthened reserves by $28.3 million, $15.8 million and $5.7 million, respectively, as a result of changes in estimates related to prior year incurred events and the development of information and trends not previously known when establishing the reserves in prior periods. In 2009, we strengthened claims reserves related to our long-term care insurance business by $21.1 million from $304.5 million as of December 31, 2008. In 2008, we strengthened claims reserves related to our long-term care insurance business by $13.4 million from $245.2 million as of December 31, 2007. Consistent with our reserving methodology, the strengthening includes a reclassification from future policy benefit reserves, which includes a provision for expected claims from policy inception. This provision is reclassified to claim reserves upon commencement of actual claim activity. Additionally, the strengthening includes refinements to our estimated claims reserves for timing, amount and duration of claims associated with observed loss development. For our other businesses, the remaining unfavorable development related to refinements on both reported and unreported insured events occurring in the prior year as part of our reserving process.

   While the liability for policy and contract claims represents our current best estimates, there may be additional adjustments to these amounts based on information and trends not presently known. Such adjustments, reflecting any variety of new and adverse or favorable trends, could possibly be significant, exceeding the currently recorded reserves by an amount that could be material to our results of operations, financial condition and liability.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


(9)RELATED PARTY TRANSACTIONS

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated service and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated $42.1 million, $61.0 million and $90.5 million for the years ended December 31, 2009, 2008 and 2007, respectively. We also charged affiliates for certain services and for the use of facilities and equipment, which aggregated $32.2 million for the year ended December 31, 2007. For the years ended December 31, 2009 and 2008, there were no charges assessed to affiliates for these services.

   We pay interest on outstanding amounts under a credit funding agreement with Genworth North America Corporation ("GNA"), the parent company of GLIC. We have a revolving credit line with GNA. There was $0.1 million of interest expense incurred under this agreement for December 31, 2009. There was no interest expense incurred under this agreement for the years ended 2008 and 2007. During 2009, we borrowed and then repaid $86.0 million to GNA and as of December 31, 2009, there were no amounts outstanding under this agreement.

   Additionally, we sell investment securities to affiliates in the normal course of business. The sale of securities to affiliates are recorded at fair value with gains recorded in additional paid-in capital as a deemed capital contribution and losses recorded in retained earnings as a deemed dividend. For the years ended December 31, 2009, 2008 and 2007, we recorded $25.9 million, $0.7 million and $4.9 million, respectively, in additional paid-in capital related to gains associated with the sale of securities to affiliates.

(10)INCOME TAXES

   The total provision (benefit) for income taxes was as follows for the years ended December 31:

(AMOUNTS IN MILLIONS)          2009   2008   2007
---------------------         -----  ------  -----
Current federal income
  taxes...................... $(9.4) $ (9.6) $14.6
Deferred federal income
  taxes......................  14.6   (36.4)  12.9
                              -----  ------  -----
   Total federal income
     taxes...................   5.2   (46.0)  27.5
                              -----  ------  -----
Current state income
  taxes......................  (0.2)    0.4    1.8
Deferred state income
  taxes......................   0.2    (1.3)   0.4
                              -----  ------  -----
       Total state
         income taxes........    --    (0.9)   2.2
                              -----  ------  -----
       Total provision
         (benefit) for
         income taxes........ $ 5.2  $(46.9) $29.7
                              =====  ======  =====

   The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

                          2009  2008  2007
                          ----  ----  ----
Statutory U.S. federal
  income tax rate........ 35.0% 35.0% 35.0%
Increase (reduction) in
  rate resulting from:
   State income tax, net
     of federal income
     tax effect.......... (0.1)  0.4   1.7
   Non-deductible
     goodwill............   --  (5.7)   --
   Tax contingencies.....   --    --  (0.2)
   Dividends received
     deductions.......... (3.5)  0.2  (1.3)
   Other, net............ (2.5)  0.2   0.1
                          ----  ----  ----
Effective rate........... 28.9% 30.1% 35.3%
                          ====  ====  ====

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The components of the net deferred income tax (asset) liability were as follows as of December 31:

(AMOUNTS IN MILLIONS)          2009    2008
---------------------         ------ -------
Assets:
   Net unrealized losses
     on investment
     securities.............. $ 44.7 $ 242.9
   Investments...............   34.8    40.9
   Net operating loss
     carryforwards...........   22.6      --
   Accrued commission
     and general expenses....    2.7     0.2
   Insurance reserves........   12.3    41.8
   Other.....................    0.5    16.0
                              ------ -------
       Total deferred
         income tax
         assets..............  117.6   341.8
                              ------ -------
Liabilities:
   Net unrealized gains
     on derivatives..........   18.4    72.8
   PVFP......................   22.3    18.8
   DAC.......................  130.5   130.1
   Other.....................   19.4     9.3
                              ------ -------
       Total deferred
         income tax
         liabilities.........  190.6   231.0
                              ------ -------
       Net deferred
         income tax
         (asset)
         liability........... $ 73.0 $(110.8)
                              ====== =======

   Based on our analysis, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable us to realize our remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   Net operating loss carryforwards amounted to $64.6 million as of December 31, 2009, and if unused, will expire beginning in 2025.

   We received refunds of federal and state taxes of $0.4 million and $0.8 million for the years ended December 31, 2009 and 2008, respectively. We paid federal and state taxes of $13.4 million for the year ended December 31, 2007.

   As of December 31, 2009 and 2008, our current income tax receivable was $14.2 million and $7.6 million, respectively.

   As of December 31, 2009 and 2008, the Company had no unrecognized tax benefits. Accordingly, there would be no effective tax rate impact from recognition of previously unrecognized tax benefits. The consolidated balance sheets as of December 31, 2009 and 2008 included no amounts for interest or penalties related to unrecognized tax benefits. Interest expense of $0.4 million was recognized as a component of income tax expense in 2007. No interest expense was recognized as a component of income tax expense in 2009 and 2008.

   The Company files U.S. federal income tax returns (included in the GLIC consolidated life returns) and various state and local tax returns. With few exceptions, the company is no longer subject to U.S. federal tax examinations for years prior to 2000. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. federal examinations. The Internal Revenue Service ("IRS") is currently reviewing our U.S. income tax returns for the 2007 and 2008 tax years. Certain issues from 2005 and 2006 have been timely protested and will be subject to review by the IRS appeals division.

(11)COMMITMENTS AND CONTINGENCIES

  (A) LITIGATION

   We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations. At this time, it is not feasible to predict, nor to determine the ultimate outcomes of all pending investigations and legal proceedings, nor to provide reasonable ranges of potential losses.

  (B) COMMITMENTS

   As of December 31, 2009, we were committed to fund $4.1 million in limited partnership investments.

(12)FAIR VALUE OF FINANCIAL INSTRUMENTS

   Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value. Such items include cash and cash equivalents, investment securities, separate accounts securities held as collateral and derivative instruments. Other financial assets and liabilities -- those not carried at fair value -- are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets.

   The basis on which we estimate fair value is as follows:

   Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates.

   Other invested assets. Based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates using the most recent data available for the related instrument. Primarily represents short-term investments and limited partnerships accounted for under the cost method.

   Borrowings and related instruments. Based on market quotes or comparable market transactions.

   Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or cash surrender value for single premium deferred annuities.

   The following represents the fair value of financial assets and liabilities as of December 31:

                                       2009                          2008
                           ----------------------------- -----------------------------
                           NOTIONAL  CARRYING            NOTIONAL  CARRYING
(AMOUNTS IN MILLIONS)       AMOUNT    AMOUNT  FAIR VALUE  AMOUNT    AMOUNT  FAIR VALUE
---------------------      --------  -------- ---------- --------  -------- ----------
Assets:
   Commercial mortgage
     loans................   $   (a) $  798.4  $  776.7    $   (a) $  892.7  $  812.0
   Other invested assets..       (a)      0.8       0.8        (a)      1.3       1.3
Liabilities:
   Investment contracts...       (a)  3,988.0   3,957.9        (a)  4,311.5   3,805.7
Other firm commitments:
   Commitments to fund
     limited partnerships.    4.1          --        --     4.5          --        --

--------
(a)These financial instruments do not have notional amounts.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   RECURRING FAIR VALUE MEASUREMENTS

   We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

   The vast majority of our fixed maturity and equity securities use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. Certain structured securities valued using industry-standard pricing methodologies utilize significant unobservable inputs to estimate fair value, resulting in the fair value measurements being classified as Level 3. We also utilize internally developed pricing models to produce estimates of fair value primarily utilizing Level 2 inputs along with certain Level 3 inputs. The internally developed models include matrix pricing where we discount expected cash flows utilizing market interest rates obtained from market sources based on the credit quality and duration of the instrument to determine fair value. For securities that may not be reliably priced using internally developed pricing models, we estimate fair value using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable, or corroborated by market observable information, and represent Level 3 inputs.

   The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

   The fair value of derivative instruments primarily utilizes Level 2 inputs. Certain derivative instruments are valued using significant unobservable inputs and are classified as Level 3 measurements. The classification of fair value measurements for derivative instruments, including embedded derivatives requiring bifurcation, was determined based on consideration of several inputs including: closing exchange or over-the-counter market price quotations; time value and volatility factors underlying options; foreign exchange rates; market interest rates; and non-performance risk. For product-related embedded derivatives, we also include certain policyholder assumptions in the determination of fair value.

   For derivative liabilities, we consider the counterparty collateral arrangements and rights of set-off when determining whether any incremental adjustment should be made for our non-performance risk. As a result of these counterparty arrangements, we determined no adjustment for our non-performance risk was required to the derivative liabilities of $22.0 million and $8.1 million as of December 31, 2009 and 2008, respectively.

   For GMWB liabilities recorded at fair value of $19.0 million and $93.4 million as of December 31, 2009 and 2008, respectively, non-performance risk is integrated into the discount rate. The discount rate utilized in our valuation was based on the swap curve, which included the credit risk of an instrument rated "AA" and incorporated the non-performance risk of our GMWB liabilities. The impact of non-performance risk on our GMWB valuation was $0.1 million and $2.8 million as of December 31, 2009 and 2008, respectively, as a result of our discount rate being higher than the U.S. Treasury curve.

   To determine whether the use of the swap curve was the appropriate discount rate to reflect the non-performance risk of the GMWB liabilities, we evaluate the non-performance risk in our liabilities based on a hypothetical exit market transaction as there is no exit market for these types of liabilities. A hypothetical exit market can be viewed as a hypothetical transfer of the liability to another similarly rated insurance company which would closely resemble a reinsurance transaction. Another hypothetical exit market transaction can be viewed as a hypothetical transaction from the perspective of the GMWB policyholder. After considering all relevant factors in assessing whether any additional adjustment to the discount rate for non-performance risk was necessary, including assumptions we expect market participants would utilize in a hypothetical exit market transaction, we determined that no incremental adjustment to the discount rate was necessary for our GMWB liabilities that are recorded at fair value. We believe that a hypothetical exit market participant would use a similar discount rate to value the liabilities and would not incorporate changes in non-performance risk in the discount rate other than the implied credit spread incorporated in the swap curve.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following tables set forth our assets and liabilities that are measured at fair value on a recurring basis as of December 31:

                                                         2009
                                         -----------------------------------
(AMOUNTS IN MILLIONS)                      TOTAL   LEVEL 1 LEVEL 2   LEVEL 3
---------------------                    --------  ------- -------- --------
Assets
   Investments:
       Fixed maturity
         securities:
          U.S.
            government,
            agencies and
            government-sponsored
            enterprises................. $  195.3  $   --  $  195.3 $     --
          Government --
            non-U.S.....................     73.5      --      73.5       --
          U.S. corporate................  2,355.1      --   2,280.6     74.5
          Corporate --
            non-U.S.....................    939.0      --     892.3     46.7
          Residential
            mortgage-backed.............    437.3      --     219.8    217.5
          Commercial
            mortgage-backed.............    534.5      --       1.9    532.6
          Other
            asset-backed................    508.4      --      86.8    421.6
                                         --------  ------  -------- --------
          Total fixed
            maturity
            securities..................  5,043.1      --   3,750.2  1,292.9
                                         --------  ------  -------- --------
       Equity securities................      1.3      --       1.3       --
                                         --------  ------  -------- --------
       Other invested
         assets:
          Trading
            securities..................     17.3      --       2.6     14.7
          Derivative
            assets......................     44.4      --      36.7      7.7
          Securities
            lending
            collateral..................     51.0      --      51.0       --
          Derivatives
            counterparty
            collateral..................      6.1      --       6.1       --
                                         --------  ------  -------- --------
          Total other
            invested
            assets......................    118.8      --      96.4     22.4
                                         --------  ------  -------- --------
   Reinsurance
     recoverable (1)....................     (0.9)     --        --     (0.9)
   Separate account
     assets.............................    909.5   909.5        --       --
                                         --------  ------  -------- --------
          Total assets.................. $6,071.8  $909.5  $3,847.9 $1,314.4
                                         ========  ======  ======== ========
Liabilities
   Policyholder account
     balances (2)....................... $   19.0  $   --  $     -- $   19.0
   Derivative liabilities...............     22.0      --      22.0       --
                                         --------  ------  -------- --------
          Total
            liabilities................. $   41.0  $   --  $   22.0 $   19.0
                                         ========  ======  ======== ========

--------
(1)Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
(2)Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


                                                        2008
                                         ----------------------------------
(AMOUNTS IN MILLIONS)                     TOTAL   LEVEL 1 LEVEL 2  LEVEL 3
---------------------                    -------- ------- -------- --------
Assets
   Investments:
       Fixed maturity
         securities:
          U.S.
            government,
            agencies and
            government-sponsored
            enterprises................. $   92.8   $--   $   84.5 $    8.3
          Government --
            non-U.S.....................     52.2    --       42.6      9.6
          U.S. corporate................  1,702.6    --    1,481.7    220.9
          Corporate --
            non-U.S.....................    643.0    --      368.6    274.4
          Residential
            mortgage-backed.............    411.8    --      183.3    228.5
          Commercial
            mortgage-backed.............    475.9    --       27.2    448.7
          Other
            asset-backed................    241.7    --       45.9    195.8
                                         --------   ---   -------- --------
          Total fixed
            maturity
            securities..................  3,620.0    --    2,233.8  1,386.2
                                         --------   ---   -------- --------
       Equity securities................     23.5    --       23.5       --
                                         --------   ---   -------- --------
       Other invested
         assets:
          Trading
            securities..................     19.2    --        3.0     16.2
          Derivative
            assets......................    264.9    --      217.8     47.1
          Securities
            lending
            collateral..................     27.0    --       27.0       --
          Derivative
            counterparty
            collateral..................    130.7    --      130.7       --
                                         --------   ---   -------- --------
          Total other
            invested
            assets......................    441.8    --      378.5     63.3
                                         --------   ---   -------- --------
   Reinsurance
     recoverable (1)....................      2.8    --         --      2.8
                                         --------   ---   -------- --------
          Total assets
            (2)......................... $4,088.1   $--   $2,635.8 $1,452.3
                                         ========   ===   ======== ========
Liabilities
   Policyholder account
     balances (3)....................... $   93.4   $--   $     -- $   93.4
   Derivative liabilities...............      8.1    --        7.1      1.0
                                         --------   ---   -------- --------
          Total
            liabilities................. $  101.5   $--   $    7.1 $   94.4
                                         ========   ===   ======== ========

--------
(1)Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities. The balance as of December 31, 2008 has been revised to include this amount.
(2)Total assets have been revised to include the reinsured portion of our GMWB liabilities.
(3)Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance. The balance as of December 31, 2008 has been revised to exclude the impact of reinsurance.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

                                       TOTAL REALIZED AND
                                        UNREALIZED GAINS
                                            (LOSSES)                                                     TOTAL GAINS
                                      --------------------                                                 (LOSSES)
                                                            PURCHASES,                                   INCLUDED IN
                           BEGINNING                          SALES                            ENDING     NET INCOME
                            BALANCE                         ISSUANCES                         BALANCE       (LOSS)
                             AS OF    INCLUDED IN              AND                 TRANSFER    AS OF     ATTRIBUTABLE
                           JANUARY 1, NET INCOME  INCLUDED SETTLEMENTS,  TRANSFER   OUT OF  DECEMBER 31,  TO ASSETS
(AMOUNTS IN MILLIONS)         2009      (LOSS)     IN OCI      NET      IN LEVEL 3 LEVEL 3      2009      STILL HELD
---------------------      ---------- ----------- -------- ------------ ---------- -------- ------------ ------------
Fixed maturity
  securities:
   U.S. government,
     agencies and
     government-sponsored
     enterprises..........  $    8.3    $   --     $   --     $   --      $  --    $  (8.3)   $     --      $   --
   Government -- non-U.S..       9.6        --         --         --         --       (9.6)         --          --
   U.S. corporate.........     220.9       3.0        4.4        4.1        0.7     (158.6)       74.5         0.1
   Corporate -- non-U.S...     274.4        --       11.7       (8.5)      13.7     (244.6)       46.7          --
   Residential mortgage-
     backed...............     228.5     (27.0)      27.1       (8.0)        --       (3.1)      217.5       (25.8)
   Commercial mortgage-
     backed...............     448.7       1.3       72.2      (10.9)      27.2       (5.9)      532.6         1.1
   Other asset-backed.....     195.8      (3.2)     176.2       48.9        9.0       (5.1)      421.6        (3.4)
                            --------    ------     ------     ------      -----    -------    --------      ------
   Total fixed maturity
     securities...........   1,386.2     (25.9)     291.6       25.6       50.6     (435.2)    1,292.9       (28.0)
                            --------    ------     ------     ------      -----    -------    --------      ------
Other invested assets:
   Trading securities.....      16.2       0.4         --       (8.0)       6.1         --        14.7         0.1
   Derivative assets......      47.1     (18.7)        --      (20.7)        --         --         7.7       (11.7)
                            --------    ------     ------     ------      -----    -------    --------      ------
   Total other invested
     assets...............      63.3     (18.3)        --      (28.7)       6.1         --        22.4       (11.6)
                            --------    ------     ------     ------      -----    -------    --------      ------
Reinsurance
  recoverable (1).........       2.8      (3.8)        --        0.1         --         --        (0.9)       (3.8)
                            --------    ------     ------     ------      -----    -------    --------      ------
Total Level 3 assets......  $1,452.3    $(48.0)    $291.6     $ (3.0)     $56.7    $(435.2)   $1,314.4      $(43.4)
                            ========    ======     ======     ======      =====    =======    ========      ======

--------
(1)Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities. The balance as of January 1, 2009 has been revised to include this amount.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


                                      TOTAL REALIZED AND
                                       UNREALIZED GAINS
                                           (LOSSES)                                                     TOTAL GAINS
                                     -------------------                                                  (LOSSES)
                                                           PURCHASES,                                   INCLUDED IN
                          BEGINNING                          SALES                            ENDING     NET INCOME
                           BALANCE                         ISSUANCES                         BALANCE       (LOSS)
                            AS OF    INCLUDED IN              AND                 TRANSFER    AS OF     ATTRIBUTABLE
                          JANUARY 1, NET INCOME  INCLUDED SETTLEMENTS,  TRANSFER   OUT OF  DECEMBER 31,  TO ASSETS
(AMOUNTS IN MILLIONS)        2008      (LOSS)     IN OCI      NET      IN LEVEL 3 LEVEL 3      2008      STILL HELD
---------------------     ---------- ----------- -------- ------------ ---------- -------- ------------ ------------
Fixed maturity securities   $462.1     $(122.8)  $(487.5)    $246.8     $1,321.4   $(33.8)   $1,386.2     $(119.1)
Equity securities........      1.3          --       0.2       (1.5)          --       --          --          --
Other invested assets (1)     18.3        31.1        --        5.2          8.7       --        63.3        31.1
Reinsurance
  recoverable (2)........       --          --        --        2.8           --       --         2.8          --
                            ------     -------   -------     ------     --------   ------    --------     -------
Total Level 3 assets.....   $481.7     $ (91.7)  $(487.3)    $253.3     $1,330.1   $(33.8)   $1,452.3     $ (88.0)
                            ======     =======   =======     ======     ========   ======    ========     =======

--------
(1)Includes certain trading securities and derivative assets.
(2)Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities. The balance as of December 31, 2008 has been revised to include this amount.

   The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the date indicated:

                                      TOTAL REALIZED AND
                                      UNREALIZED (GAINS)
                                            LOSSES                                                       TOTAL (GAINS)
                                     ---------------------                                                   LOSSES
                                                            PURCHASES,                                    INCLUDED IN
                          BEGINNING                           SALES                            ENDING     NET (INCOME)
                           BALANCE                          ISSUANCES                         BALANCE         LOSS
                            AS OF    INCLUDED IN               AND                 TRANSFER    AS OF      ATTRIBUTABLE
                          JANUARY 1, NET (INCOME) INCLUDED SETTLEMENTS,  TRANSFER   OUT OF  DECEMBER 31, TO LIABILITIES
(AMOUNTS IN MILLIONS)      2009 (1)      LOSS      IN OCI      NET      IN LEVEL 3 LEVEL 3      2009       STILL HELD
---------------------     ---------- ------------ -------- ------------ ---------- -------- ------------ --------------
Policyholder account
  balances (2)...........   $93.4       $(77.5)     $--        $3.1        $--       $--       $19.0         $(76.5)
Other liabilities (3)....     1.0         (1.0)      --          --         --        --          --           (1.0)
                            -----       ------      ---        ----        ---       ---       -----         ------
Total Level 3 liabilities   $94.4       $(78.5)     $--        $3.1        $--       $--       $19.0         $(77.5)
                            =====       ======      ===        ====        ===       ===       =====         ======

--------
(1)The policyholder account balances as of January 1, 2009 have been revised to exclude the impact of reinsurance.
(2)Represents embedded derivatives associated with our GMWB liabilities.
(3)Represents derivative liabilities.

                                      TOTAL REALIZED AND
                                      UNREALIZED (GAINS)
                                            LOSSES                                                       TOTAL (GAINS)
                                     ---------------------                                                   LOSSES
                                                            PURCHASES,                                    INCLUDED IN
                          BEGINNING                           SALES                            ENDING     NET (INCOME)
                           BALANCE                          ISSUANCES                         BALANCE         LOSS
                            AS OF    INCLUDED IN               AND                 TRANSFER    AS OF      ATTRIBUTABLE
                          JANUARY 1, NET (INCOME) INCLUDED SETTLEMENTS,  TRANSFER   OUT OF  DECEMBER 31, TO LIABILITIES
(AMOUNTS IN MILLIONS)        2008        LOSS      IN OCI      NET      IN LEVEL 3 LEVEL 3      2008       STILL HELD
---------------------     ---------- ------------ -------- ------------ ---------- -------- ------------ --------------
Policyholder account
  balances (1)...........    $3.3       $88.3       $--        $1.8        $--       $--       $93.4         $85.9
Other liabilities (2)....      --         1.0        --          --         --        --         1.0           1.0
                             ----       -----       ---        ----        ---       ---       -----         -----
Total Level 3 liabilities    $3.3       $89.3       $--        $1.8        $--       $--       $94.4         $86.9
                             ====       =====       ===        ====        ===       ===       =====         =====

--------
(1)Represents embedded derivatives associated with our GMWB liabilities.
(2)Represents derivative liabilities.

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net investment gains (losses) within the consolidated statements of income or OCI within stockholders' equity based on the appropriate accounting treatment for the instrument.

   Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases and sales of fixed maturity, equity and trading securities and purchases and settlements of derivative instruments.

   Purchases, sales, issuances and settlements, net, presented for policyholder account balances represents the issuances and settlements of embedded derivatives associated with our GMWB liabilities where: issuances are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance and settlements are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled "included in net (income) loss" in the tables presented above.

   The amount presented for unrealized gains (losses) for assets and liabilities still held as of the reporting date primarily represents impairments for available-for-sale securities, accretion on certain fixed maturity securities, changes in fair value of trading securities and certain derivatives and changes in fair value of embedded derivatives associated with our GMWB liabilities that existed as of the reporting date, which were recorded in net investment gains (losses).

(13) RESTRICTIONS ON DIVIDENDS

   Insurance companies are restricted by state regulations as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. In New York, the limit is based on the lesser of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the NYDOI. Based on statutory results as of December 31, 2009, we have no capacity to make a dividend payment in 2010 without obtaining regulatory approval.

   We did not declare or pay any dividends in 2009, 2008 and 2007.

(14) SUPPLEMENTAL STATUTORY FINANCIAL DATA

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and stockholders' equity. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by the state insurance authority. We have no permitted accounting practices.

   For the years ended December 31, statutory net income (loss) and statutory capital and surplus is summarized below:

(AMOUNTS IN MILLIONS)           2009    2008    2007
---------------------          ------ -------  ------
Statutory net income (loss)... $ 40.9 $(258.8) $110.7
Statutory capital and surplus.  429.5   434.4   408.8

   The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk;
(ii) insurance risk; (iii) interest rate and market risk; and (iv) business risk. The RBC formula is

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007

designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor the RBC level of GLICNY. As of December 31, 2009 and 2008, we exceeded the minimum required RBC levels.

   On February 24, 2009, GLICNY received a capital contribution of $150.0 million, of which $149.8 million was in investment securities, from GLIC and GLAIC in proportion to their ownership interests of 65.5% and 34.5%, respectively. On December 30, 2008, GLIC made a cash capital contribution of $31.5 million on behalf of itself and GLAIC in proportion to their ownership interests of 65.5% and 34.5%, respectively.

(15)SEGMENT INFORMATION

   We conduct our operations in two business segments: (1) Retirement Income and Investments, which includes our fixed and variable annuities, variable life and interest sensitive life insurance and (2) Protection, which includes our universal life, whole life and long-term care insurance. We also have Corporate and Other activities which include income and expenses not allocated to the segments as well as non-strategic products.

   We allocate net investment gains (losses) from Corporate and Other to our Retirement Income and Investments and Protection segments using an approach based principally upon the investment portfolio established to support each of those segments' products and targeted capital levels.

   We use the same accounting policies and procedures to measure segment income and assets as we use to measure our consolidated net income and assets. Segment income represents the basis on which the performance of our business is assessed by management. Premiums and fees, other income, benefits, acquisition and operating expenses and policy related amortizations are attributed directly to each operating segment. Net investment income and invested assets are allocated based on the assets required to support the underlying liabilities and capital of the products included in each segment.

   See Note (1)(c) for further discussion of our principal product lines within the aforementioned segments.

   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2009:

                          RETIREMENT
                          INCOME AND             CORPORATE AND
(AMOUNTS IN MILLIONS)     INVESTMENTS PROTECTION     OTHER       TOTAL
---------------------     ----------- ---------- ------------- --------
Net investment income....  $  204.5    $   89.3     $  4.6     $  298.4
Premiums.................       7.9       171.4         --        179.3
Net investment gains
  (losses)...............     (39.4)      (52.3)      (0.9)       (92.6)
Policy fees and other
  income.................      16.3         9.7         --         26.0
                           --------    --------     ------     --------
   Total revenues........     189.3       218.1        3.7        411.1
                           --------    --------     ------     --------
Benefits and other
  changes in policy
  reserves...............      33.4       169.1         --        202.5
Interest credited........     111.9        11.5        4.9        128.3
Acquisition and
  operating expenses,
  net of deferrals.......      19.1        18.4        1.5         39.0
Amortization of deferred
  acquisition costs and
  intangibles............      24.5        (1.3)        --         23.2
Interest expense.........        --         0.1         --          0.1
                           --------    --------     ------     --------
   Total benefits and
     expenses............     188.9       197.8        6.4        393.1
                           --------    --------     ------     --------
Income (loss) before
  income taxes...........       0.4        20.3       (2.7)        18.0
Provision (benefit) for
  income taxes...........      (1.0)        6.6       (0.4)         5.2
                           --------    --------     ------     --------
Net income (loss)........  $    1.4    $   13.7     $ (2.3)    $   12.8
                           ========    ========     ======     ========
Total assets.............  $5,840.2    $3,184.2     $662.3     $9,686.7
                           ========    ========     ======     ========

         GENWORTH LIFE INSURANCE COMPANY OF NEW YORK AND SUBSIDIARIES

                 Years Ended December 31, 2009, 2008 and 2007


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2008:

                          RETIREMENT
                          INCOME AND             CORPORATE AND
(AMOUNTS IN MILLIONS)     INVESTMENTS PROTECTION     OTHER       TOTAL
---------------------     ----------- ---------- ------------- --------
Net investment income....  $  209.7    $   78.1     $ 26.3     $  314.1
Premiums.................      41.2       169.5         --        210.7
Net investment gains
  (losses)...............    (207.9)      (21.6)       0.7       (228.8)
Policy fees and other
  income.................      17.4        11.6         --         29.0
                           --------    --------     ------     --------
   Total revenues........      60.4       237.6       27.0        325.0
                           --------    --------     ------     --------
Benefits and other
  changes in policy
  reserves...............      58.5       173.0         --        231.5
Interest credited........     117.1        11.7       14.6        143.4
Acquisition and
  operating expenses,
  net of deferrals.......      23.7        19.0        2.9         45.6
Amortization of deferred
  acquisition costs and
  intangibles............      21.6        13.4         --         35.0
Goodwill impairment......      25.3          --         --         25.3
                           --------    --------     ------     --------
   Total benefits and
     expenses............     246.2       217.1       17.5        480.8
                           --------    --------     ------     --------
Income (loss) before
  income taxes...........    (185.8)       20.5        9.5       (155.8)
Provision (benefit) for
  income taxes...........     (57.6)        7.3        3.4        (46.9)
                           --------    --------     ------     --------
Net income (loss)........  $ (128.2)   $   13.2     $  6.1     $ (108.9)
                           ========    ========     ======     ========
Total assets.............  $5,888.5    $2,724.2     $515.3     $9,128.0
                           ========    ========     ======     ========

   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2007:

                          RETIREMENT
                          INCOME AND             CORPORATE AND
(AMOUNTS IN MILLIONS)     INVESTMENTS PROTECTION     OTHER      TOTAL
---------------------     ----------- ---------- ------------- ------
Net investment income....   $205.3      $ 78.1       $18.0     $301.4
Premiums.................     55.4       159.3          --      214.7
Net investment gains
  (losses)...............    (20.3)       (1.6)       (0.9)     (22.8)
Policy fees and other
  income.................     14.8         3.2          --       18.0
                            ------      ------       -----     ------
   Total revenues........    255.2       239.0        17.1      511.3
                            ------      ------       -----     ------
Benefits and other
  changes in policy
  reserves...............     72.8       147.9          --      220.7
Interest credited........    108.3        11.7         4.6      124.6
Acquisition and
  operating expenses,
  net of deferrals.......     18.3        17.5         3.7       39.5
Amortization of deferred
  acquisition costs and
  intangibles............     34.7         7.7          --       42.4
                            ------      ------       -----     ------
   Total benefits and
     expenses............    234.1       184.8         8.3      427.2
                            ------      ------       -----     ------
Income before income
  taxes..................     21.1        54.2         8.8       84.1
Provision for income
  taxes..................      6.4        19.2         4.1       29.7
                            ------      ------       -----     ------
Net income...............   $ 14.7      $ 35.0       $ 4.7     $ 54.4
                            ======      ======       =====     ======

                                    PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (A) FINANCIAL STATEMENTS

   All required financial statements are included in Part B of this Registration Statement.

   (B) EXHIBITS

 (1)          Resolution of Board of Directors of Genworth Life Insurance Company
              of New York authorizing the establishment of Genworth Life of New
              York VA Separate Account 3. Previously filed on October 15, 2009, with the Initial Registration Statement to Form N-4 for Genworth Life
              of New York VA Separate Account 3, Registration No. 333-162504.

 (2)          Not Applicable.

 (3)(a)       Underwriting Agreement between Genworth Life Insurance Company of New
              York and Capital Brokerage Corporation. Previously filed on May 13,
              1998, with Pre-Effective Amendment 1 to Form N-4 for Genworth Life of
              New York VA Separate Account 1 (formerly GE Capital Life Separate
              Account II), Registration No. 333-39955.

 (3)(b)       Dealer Sales Agreement. Previously filed on May 13, 1998 with
              Pre-Effective Amendment No. 1 to Form N-4 for Genworth Life of New
              York VA Separate Account 1 (formerly GE Capital Life Separate Account
              II), Registration No. 333-39955.

 (4)(a)(i)    Flexible Purchase Payment Variable Deferred Annuity Contract, Form
              NY1166E 09/09. Previously filed on October 15, 2009, with the Initial
              Registration Statement to Form N-4 for Genworth Life of New York VA
              Separate Account 3, Registration No. 333-162504.

 (4)(a)(ii)   Guarantee Account Endorsement, Form NY5347 3/07. Previously filed on
              October 15, 2009, with the Initial Registration Statement to Form N-4 for Genworth Life of New York VA Separate Account 3, Registration No.
              333-162504.

 (4)(a)(iii)  Surrender Charge Endorsement, Form NY5345 3/07. Previously filed on
              October 15, 2009, with the Initial Registration Statement to Form N-4 for Genworth Life of New York VA Separate Account 3, Registration No.
              333-162504.

 (4)(a)(iv)   Annuity Commencement Date Endorsement, Form NY5241 1/03. Previously
              filed on October 15, 2009, with the Initial Registration Statement to
              Form N-4 for Genworth Life of New York VA Separate Account 3,
              Registration No. 333-162504.

 (4)(a)(v)    Optional Death Proceeds Endorsement, Form NY5344 3/07. Previously
              filed on October 15, 2009, with the Initial Registration Statement to
              Form N-4 for Genworth Life of New York VA Separate Account 3,
              Registration No. 333-162504.

 (4)(a)(vi)   Waiver of Surrender Charge -- Terminal Illness or Confinement to a
              Medical Care Facility Endorsement, Form NY5428 09/09. Previously
              filed on October 15, 2009, with the Initial Registration Statement to
              Form N-4 for Genworth Life of New York VA Separate Account 3,
              Registration No. 333-162504.

 (4)(a)(vii)  Death Benefit Endorsement, Form NY5360 07/07. Previously filed on
              October 15, 2009, with the Initial Registration Statement to Form N-4 for Genworth Life of New York VA Separate Account 3, Registration No.
              333-162504.

 (4)(a)(viii) Payment Choice Endorsement, Form NY5357 06/07. Previously filed on
              October 15, 2009, with the Initial Registration Statement to Form N-4 for Genworth Life of New York VA Separate Account 3, Registration No.
              333-162504.

 (4)(a)(ix)   Individual Retirement Annuity Endorsement, Form NY5369 8/07.
              Previously filed on October 15, 2009, with the Initial Registration
              Statement to Form N-4 for Genworth Life of New York VA Separate
              Account 3, Registration No. 333-162504.

 (4)(a)(x)    Roth Individual Retirement Annuity Endorsement, Form NY5370 8/07.
              Previously filed on October 15, 2009, with the Initial Registration
              Statement to Form N-4 for Genworth Life of New York VA Separate
              Account 3, Registration No. 333-162504.

 (4)(b)(i)(a) Guaranteed Minimum Benefit for Life Rider, Form NY5423 09/09.
              Previously filed on October 15, 2009, with the Initial Registration
              Statement to Form N-4 for Genworth Life of New York VA Separate
              Account 3, Registration No. 333-162504.

 (4)(b)(i)(b) Guaranteed Minimum Benefit for Life Rider, Form NY5423DB 09/09.
              Previously filed on October 15, 2009, with the Initial Registration
              Statement to Form N-4 for Genworth Life of New York VA Separate
              Account 3, Registration No. 333-162504.

 (4)(c)(1)    Annual Step-Up Death Benefit Rider, Form NY5429 09/09. Previously
              filed on October 15, 2009, with the Initial Registration Statement to
              Form N-4 for Genworth Life of New York VA Separate Account 3,
              Registration No. 333-162504.

 (5)          Form of Application. Previously filed on May 3, 2007 with
              Pre-Effective Amendment No. 1 to Form N-4 for Genworth Life of New
              York VA Separate Account 1, Registration No. 333-140908.

 (6)(a)       Amended and Restated Articles of Incorporation of Genworth Life
              Insurance Company of New York. Previously filed on January 3, 2006 with Post-Effective Amendment No. 10 to Form N-4 for Genworth Life of
              New York VA Separate Account 1, Registration No. 333-97085.

 (6)(b)       By-Laws of Genworth Life Insurance Company of New York. Previously
              filed on January 3, 2006 with Post-Effective Amendment No. 10 to Form
              N-4 for Genworth Life of New York VA Separate Account 1, Registration
              No. 333-97085.

 (7)          Reinsurance Agreements. Filed herewith.

 (8)(a)(i) Fund Participation Agreement between Genworth Life Insurance Company of New York and AIM Variable Insurance Funds. Previously filed on
              April 28, 2005 with Post-Effective Amendment No. 19 to Form N-4 for
              Genworth Life of New York VA Separate Account 1, Registration
              No. 333-47016.

 (8)(a)(ii)   Amendment to Fund Participation Agreement between Genworth Life
              Insurance Company of New York and AIM Variable Insurance Funds.
              Previously filed on May 3, 2007 with Pre-Effective Amendment No. 1 to
              Form N-4 for Genworth Life of New York VA Separate Account 1,
              Registration No. 333-140908.

 (8)(b)(i)    Fund Participation Agreement between Genworth Life Insurance Company of New York and AllianceBernstein Variable Products Series Fund, Inc.
              Previously filed on April 28, 2005 with Post-Effective Amendment No.
              19 to Form N-4 for Genworth Life of New York VA Separate Account 1,
              Registration No. 333-47016.

 (8)(b)(ii)   Amendment to Fund Participation Agreement between Genworth Life
              Insurance Company of New York and AllianceBernstein Variable Products
              Series Fund, Inc. Previously filed on May 3, 2007 with Pre-Effective
              Amendment No. 1 to Form N-4 for Genworth Life of New York VA Separate
              Account 1, Registration No. 333-140908.

 (8)(c)(i)    Form of Fund Participation Agreement between Genworth Life Insurance
              Company of New York and American Century Variable Portfolios II, Inc.
              Previously filed on April 28, 2005 with Post-Effective Amendment No.
              19 to Form N-4 for Genworth Life of New York VA Separate Account 1,
              Registration No. 333-47016.

 (8)(d)(i) Fund Participation Agreement between Genworth Life Insurance Company of New York and Merrill Lynch Variable Series Funds, Inc. Previously filed on April 28, 2005 with Post-Effective Amendment No. 19 to Form
            N-4 for Genworth Life of New York VA Separate Account 1, Registration
            No. 333-47016.

 (8)(d)(ii) First Amendment to the Participation Agreement between BlackRock
            Variable Series Funds, Inc., BlackRock Distributors, Inc. and
            Genworth Life Insurance Company of New York. Previously filed on
            April 29, 2008 with Post-Effective Amendment No. 2 to Form N-4 for
            Genworth Life & Annuity VA Separate Account 1, Registration
            No. 333-143148.

 (8)(e)(i) Fund Participation Agreement between Genworth Life Insurance Company of New York and Nations Separate Account Trust. Previously filed on
            April 30, 2004 with Post-Effective Amendment No. 4 to Form N-4 for
            Genworth Life of New York VA Separate Account 1, Registration
            No. 333-97085.

 (8)(f)(i) Fund Participation Agreement between Genworth Life Insurance Company of New York and Eaton Vance Variable Trust. Previously filed on
            December 19, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
            Genworth Life of New York VA Separate Account 1, Registration No.
            333-97085.

 (8)(f)(ii) Amendment to Fund Participation Agreement between Genworth Life
            Insurance Company of New York and Eaton Vance Variable Trust.
            Previously filed on May 3, 2007 with Pre-Effective Amendment No. 1 to
            Form N-4 for Genworth Life of New York VA Separate Account 1,
            Registration No. 333-140908.

 (8)(g)(i) Fund Participation Agreement between Genworth Life Insurance Company of New York and Federated Insurance Series. Previously filed on April
            25, 2007 with Post-Effective Amendment No. 16 to Form N-4 for
            Genworth Life of New York VA Separate Account 1, Registration
            No. 333-97085.

 (8)(h)(i)  Amended and Restated Fund Participation Agreement among Variable
            Insurance Products Funds, Fidelity Distributors Corporation and
            Genworth Life Insurance Company of New York. Previously filed on
            April 29, 2008 with Post-Effective Amendment No. 2 to Form N-4 for
            Genworth Life & Annuity VA Separate Account 1, Registration
            No. 333-143148.

 (8)(h)(ii) First Amendment to Amended and Restated Fund Participation Agreement
            among Variable Insurance Products Funds, Fidelity Distributors
            Corporation and Genworth Life Insurance Company of New York.
            Previously filed on April 29, 2008 with Post-Effective Amendment
            No. 2 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
            Registration No. 333-143148.

 (8)(i)(i)  Amended and Restated Fund Participation Agreement between Genworth
            Life Insurance Company of New York and Franklin Templeton Variable
            Insurance Products Trust. Previously filed on April 24, 2006 with
            Post-Effective Amendment No. 12 to Form N-4 for Genworth Life of New
            York VA Separate Account 1, Registration No. 333-97085.

 (8)(j)(i) Fund Participation Agreement between Genworth Life Insurance Company of New York and GE Investments Funds, Inc. Previously filed on
            September 1, 2006 with Post-Effective Amendment No. 13 to Form N-4 for Genworth Life of New York VA Separate Account 1, Registration
            No. 333-97085.

 (8)(k)(i) Fund Participation Agreement between Genworth Life Insurance Company of New York, Genworth Variable Insurance Trust and Genworth Financial
            Wealth Management, Inc. Previously filed on April 27, 2009 with
            Post-Effective Amendment No. 5 to Form N-4 for Genworth Life of New
            York VA Separate Account 1, Registration No. 333-134457.

 (8)(l)(i) Fund Participation Agreement between Genworth Life Insurance Company of New York and Janus Aspen Series. Previously filed on April 28,
            2009 with Post-Effective Amendment No. 19 to Form N-4 for Genworth
            Life of New York VA Separate Account 1, Registration No. 333-47016.

 (8)(m)(i)  Form of Fund Participation Agreement between Genworth Life Insurance
            Company of New York and Oppenheimer Variable Account Funds.
            Previously filed on December 7, 2000 with Pre-Effective Amendment No.
            1 to Form N-4 for Genworth Life of New York VA Separate Account 1,
            Registration No. 333-47016.

 (8)(n)(i) Fund Participation Agreement between Genworth Life Insurance Company of New York and PIMCO Variable Insurance Trust. Previously filed on
            April 28, 2009 with Post-Effective Amendment No. 19 to Form N-4 for
            Genworth Life of New York VA Separate Account 1, Registration No.
            333-47016.

 (8)(n)(ii) Amendment to Fund Participation Agreement between Genworth Life
            Insurance Company of New York and PIMCO Variable Insurance Trust.
            Previously filed on May 3, 2007 with Pre-Effective Amendment No. 1 to
            Form N-4 for Genworth Life of New York VA Separate Account 1,
            Registration No. 333-140908.

 (8)(o)(i) Fund Participation Agreement between Genworth Life Insurance Company of New York and The Prudential Series Fund. Previously filed on
            May 3, 2007 with Pre-Effective Amendment No. 1 to Form N-4 for
            Genworth Life of New York VA Separate Account 1, Registration
            No. 333-140908.

 (8)(p)(i) Fund Participation Agreement between Genworth Life Insurance Company of New York and Van Kampen Life Investment Trust. Previously filed on
            May 3, 2007 with Pre-Effective Amendment No. 1 to Form N-4 for
            Genworth Life of New York VA Separate Account 1, Registration
            No. 333-140908.

 (9)        Opinion and Consent of Michael D. Pappas, Counsel for Genworth Life
            Insurance Company of New York. Filed herewith.

(10) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(11)        Not Applicable.

(12)        Not Applicable.

(13)        Power of Attorney. Previously filed on December 22, 2009 with
            Pre-Effective Amendment No. 1 to Form N-4 for Genworth Life of New
            York VA Separate Account 3, Registration No. 333-162504.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

       NAME                    ADDRESS                      POSITION WITH COMPANY
       ----                    -------                      ---------------------
David J. Sloane..... 666 Third Avenue, 9th Floor  Director, Chairperson of the Board,
                     New York, New York 10017     President and Chief Executive Officer
Marshal S. Belkin... 345 Kear Street              Director
                     Yorktown Heights,
                     New York 10598
Ward E. Bobitz...... 6620 West Broad Street       Director, Vice President and Assistant
                     Richmond, Virginia 23230     Secretary
Richard I. Byer..... 3060 Lucerne Park Drive      Director
                     Lake Worth, Florida 33467
Paul A. Haley....... 6610 West Broad Street       Director, Senior Vice President and Chief
                     Richmond, Virginia 23230     Actuary
Jerry S. Handler.... 151 West 40th Street         Director
                     New York, New York 10018
Pamela S. Schutz.... 6610 West Broad Street       Director and Executive Vice President
                     Richmond, Virginia 23230
Geoffrey S. Stiff... 6610 West Broad Street       Director and Senior Vice President
                     Richmond, Virginia 23230

       NAME                   ADDRESS                     POSITION WITH COMPANY
       ----                   -------                      ---------------------
Thomas M. Stinson... 6630 West Broad Street     Director and President, Long Term Care
                     Richmond, Virginia 23230   Division
Terrence O. Jones... 7 Times Square Tower       Director
                     Suite 1906
                     New York, New York 10036
Kelly L. Groh....... 6610 West Broad Street     Director, Senior Vice President and Chief
                     Richmond, Virginia 23230   Financial Officer
Alexandra Duran..... 150 E. 85th Street         Director
                     New York, New York 10028
Harry D. Dunn....... 700 Main Street            Director and Senior Vice President
                     Lynchburg, Virginia 24504
James J. Buddle..... 704 Green View Lane        Director
                     Doylestown, PA 18901
John G. Apostle, II. 6620 West Broad Street     Vice President and Chief Compliance
                     Richmond, Virginia 23230   Officer
Thomas E. Duffy..... 6610 West Broad Street     Senior Vice President, General Counsel and
                     Richmond, Virginia 23230   Secretary
Ronald P. Joelson... 6620 West Broad Street     Senior Vice President and Chief Investment
                     Richmond, Virginia 23230   Officer
John Connolly....... 6620 West Broad Street     Senior Vice President, Long Term Care
                     Richmond, Virginia 23230   Division
Elena K. Edwards.... 700 Main Street            Senior Vice President
                     Lynchburg, Virginia 24504
Christopher J. Grady 6610 West Broad Street     Senior Vice President
                     Richmond, Virginia 23230
Patrick B. Kelleher. 6620 West Broad Street     Senior Vice President
                     Richmond, Virginia 23230
Scott J. McKay...... 6620 West Broad Street     Senior Vice President
                     Richmond, Virginia 23230
Leon E. Roday....... 6620 West Broad Street     Senior Vice President
                     Richmond, Virginia 23230
James H. Reinhart... 6610 West Broad Street     Senior Vice President
                     Richmond, Virginia 23230
Jac J. Amerell...... 6610 West Broad Street     Vice President and Controller
                     Richmond, Virginia 23230
Gary T. Prizzia..... 6620 West Broad Street     Treasurer
                     Richmond, Virginia 23230
Matthew P. Sharpe... 6610 West Broad Street     Vice President
                     Richmond, Virginia 23230
Michael P. Cogswell. 6610 West Broad Street     Vice President
                     Richmond, Virginia 23230

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

                                  [FLOW CHART]



ITEM 27.  NUMBER OF CONTRACTOWNERS


   There were 11 owners of Qualified Contracts and 4 owners of Non-Qualified Contracts as of March 10, 2010.


ITEM 28.  INDEMNIFICATION

   (a) Article VII of the By-Laws of Genworth Life Insurance Company of New York provides that:

      1. To the fullest extent allowed under New York Law, including New York Business Corporation Law, the Company shall indemnify each director, officer and employee of this Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer or employee of another company, partnership, joint venture, trust, employee benefit plan or other enterprise, against reasonable expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interest of the Company, and with respect to any criminal action, had no reasonable cause to believe his conduct unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, shall not of itself create a presumption that the person did not act in good faith, or in a manner opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had any reasonable cause to believe his conduct unlawful.

      2. To the fullest extent allowed under New York Law, including New York Business Corporation law, the Company shall indemnify each director, officer or employee of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer or employee of another company, partnership, joint venture, trust, employee benefit plan or other enterprise, against reasonable expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith for a purpose which he reasonably believed to be in the best interests of the Company.

      3. Notice to the Superintendent of Insurance for the State of New York of any payment of indemnification, advancement or allowance under Subsections 1 and 2 above shall be made at least thirty (30) days prior thereto in accordance with the requirements of Section 1216 of New York Insurance Law.

      4. For the purposes of this section, the Company shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Company also imposes duties on, or-otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interests of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

      5. Any indemnification under Subsections 1 and 2 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Subsections 1 and 2. Such determination shall be made:

          a. by the Board of Directors of the Company by a majority vote of a quorum consisting of the directors who were not parties to such action, suit or proceeding; or

          b. if such quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, (1) by the Board upon the opinion of independent legal counsel in a written opinion; or, (2) by the Stockholders of the Company.

      6. Expenses (including attorney's fees) incurred in defending an action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, may be paid by the Company in advance of the final disposition of such action, suit, or proceeding as authorized in the manner provided in Subsection 3 upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount to the Company in case the person receiving the advancement or allowance is ultimately found not to be entitled to indemnification, or when indemnification is granted to the extent such advances exceed the indemnification to which he is entitled.

      7. The Company shall have the power to the fullest extent allowed under New York Law, including New York Business Corporation law, to indemnify any person referred to in this Section.

      8. Every reference herein to director, officer or employee shall include every director, officer or employee, or former director, officer or employee of the Company and its subsidiaries and shall enure to the benefit of the heirs, executors and administrators of such person.

      9. The foregoing rights and indemnification shall not be exclusive of any other rights and indemnifications to which the directors, officers and employees of the Company may be entitled according to law.

      10. Provisions of Article VII as set forth above shall constitute a contract between the Company and the directors.

   Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise under circumstances where the burden of proof set forth in Section 11(b) of the Act has not been sustained, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                                    *  *  *

ITEM 29.  PRINCIPAL UNDERWRITER

   (a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity contracts and flexible premium single life and joint and last survivor variable life insurance policies issued through Genworth Life of New York VA Separate Account 1, Genworth Life of New York VA Separate Account 2 and Genworth Life of New York VL Separate Account 1.

   (b)

       NAME                  ADDRESS             POSITIONS AND OFFICES WITH UNDERWRITER
       ----                   -------            --------------------------------------
Christopher J. Grady 6610 W. Broad St.         Director, President and Chief Executive
                     Richmond, VA 23230        Officer
Geoffrey S. Stiff... 6610 W. Broad St.         Director and Senior Vice President
                     Richmond, VA 23230
John G. Apostle, II. 6620 W. Broad St.         Director
                     Richmond, VA 23230
Patrick B. Kelleher. 6610 W. Broad St.         Senior Vice President
                     Richmond, VA 23230
Edward J. Wiles, Jr. 3001 Summer St.,          Senior Vice President
                     2nd Floor
                     Stamford, CT 06905
Scott E. Wolfe...... 6620 W. Broad Street      Senior Vice President and Chief Compliance
                     Richmond, VA 23230        Officer
Kelly L. Groh....... 6610 W. Broad Street      Chief Financial Officer
                     Richmond, Virginia 23230
James H. Reinhart... 6610 W. Broad St.         Vice President
                     Richmond, VA 23230
Michele L. Trampe... 6610 W. Broad St.         Vice President and Controller
                     Richmond, VA 23230
Gary T. Prizzia..... 6620 W. Broad Street      Treasurer
                     Richmond, VA 23230
Bonnie C. Turner.... 6610 W. Broad St.         Financial & Operations Principal
                     Richmond, VA 23230

   (c)

                                     (2)
            (1)                NET UNDERWRITING       (3)            (4)
          NAME OF               DISCOUNTS AND     COMPENSATION    BROKERAGE      (5)
    PRINCIPAL UNDERWRITER        COMMISSIONS     ON REDEMPTION   COMMISSIONS COMPENSATION
    ---------------------      ----------------   -------------  ----------- ------------
Capital Brokerage Corporation. Not Applicable    Not Applicable      9.9%     $0 million

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life Insurance Company of New York at its Service Center at 6610 West Broad Street, Richmond, Virginia 23230.

ITEM 31.  MANAGEMENT SERVICES

   Not Applicable.

ITEM 32.  UNDERTAKINGS

   (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Genworth Life Insurance Company of New York at the address or phone number listed in the Prospectus.

  STATEMENT PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940.

   (d) Genworth Life Insurance Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life Insurance Company of New York.

  SECTION 403(b) OF THE INTERNAL REVENUE REPRESENTATIONS

   Genworth Life Insurance Company of New York represents that in connection with its offering of contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 26th day of April, 2010.


                                   GENWORTH LIFE OF NEW YORK VA SEPARATE
                                     ACCOUNT 3
                                     (Registrant)

                                   By:         /s/  MICHAEL P. COGSWELL
                                        ---------------------------------------
                                                  MICHAEL P. COGSWELL
                                                    VICE PRESIDENT

                                   Genworth Life Insurance Company of New York
                                     (Depositor)

                                   By:         /s/  MICHAEL P. COGSWELL
                                        ---------------------------------------
                                                  MICHAEL P. COGSWELL
                                                    VICE PRESIDENT

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                         TITLE                      DATE
        ---------                        -----                      ----

  /S/  DAVID J. SLOANE   Director, Chairperson of the          April 26, 2010
 -----------------------   Board, President and Chief
    DAVID J. SLOANE        Executive Officer

 ----------------------- Director                              April   , 2010
   MARSHAL S. BELKIN

  /S/  WARD E. BOBITZ*   Director, Vice President and          April 26, 2010
 -----------------------   Assistant Secretary
     WARD E. BOBITZ

 /S/  RICHARD I. BYER*   Director                              April 26, 2010
 -----------------------
    RICHARD I. BYER

  /S/  PAUL A. HALEY*                                          April 26, 2010
 -----------------------   Director, Senior Vice President and
     PAUL A. HALEY         Chief Actuary

 ----------------------- Director                              April   , 2010
    JERRY S. HANDLER

 ----------------------- Director                              April   , 2010
    ALEXANDRA DURAN

 /S/  PAMELA S. SCHUTZ*  Director and Executive Vice           April 26, 2010
 -----------------------   President
    PAMELA S. SCHUTZ

           SIGNATURE                     TITLE                   DATE
           ---------                     -----                   ----

    /S/  GEOFFREY S. STIFF*  Director and Senior Vice       April 26, 2010
    ------------------------   President
       GEOFFREY S. STIFF

    /S/  THOMAS M. STINSON*  Director and President, Long   April 26, 2010
    ------------------------   Term Care Division
       THOMAS M. STINSON

      /S/  HARRY D. DUNN*    Director and Vice President    April 26, 2010
    ------------------------
         HARRY D. DUNN

    /S/  TERRENCE O. JONES*  Director                       April 26, 2010
    ------------------------
       TERRENCE O. JONES

     /S/  JAMES J. BUDDLE*   Director                       April 26, 2010
    ------------------------
        JAMES J. BUDDLE

      /S/  KELLY L. GROH*    Director, Senior Vice          April 26, 2010
    ------------------------   President and Chief
         KELLY L. GROH         Financial Officer

     /S/  JAC J. AMERELL*    Vice President and Controller  April 26, 2010
    ------------------------
        JAC J. AMERELL



*By:  /s/  MICHAEL P. COGSWELL  , pursuant to Power of                 April 26, 2010
      -------------------------   Attorney executed on December 16,
        MICHAEL P. COGSWELL       2009.